Exhibit 10.1

VOLUME SUBMITTER
DEFINED CONTRIBUTION PLAN

(Profit Sharing/401(k) Plan)

A Fidelity Volume Submitter Plan

Adoption Agreement No. 001
For use With
Fidelity Basic Plan Document No. 14

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

TABLE OF CONTENTS

1.01	plan information	2
1.02	employer	3
1.03	trustee	3
1.04	coverage	3
1.05	compensation	6
1.06	testing rules	7
1.07	deferral contributions	8
1.08	employee contributions (after-tax contributions)	12
1.09	rollover contributions	12
1.10	qualified nonelective employer contributions	12
1.11	matching employer contributions	13
1.12	nonelective employer contributions	16
1.13	exceptions to continuing eligibility requirements	19
1.14	retirement	19
1.15	definition of disabled	19
1.16	vesting	20
1.17	predecessor employer service	22
1.18	participant loans	22
1.19	in-service withdrawals	22
1.20	form of distributions	23
1.21	timing of distributions	25
1.22	top heavy status	25
1.23	correction to meet 415 requirements under multiple defined contribution plans	27
1.24	investment direction	27
1.25	additional provisions	28
1.26	superseding provisions	28
1.27	reliance on advisory letter	28
1.28	electronic signature and records	28
1.29	volume submitter information	29
execution page		30
execution page		31
Amendment execution page		32
Amendment execution page		33
plan mergers addendum		35
participating employers addendum		36
in-service withdrawals addendum		38
vesting schedule addendum		39
additional provisions addendum		42
effective dates for interim legal compliance snap off addendum		54

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

1

Adoption Agreement
Article 1
Profit Sharing/401(k) Plan

1.01	plan information

	(a)	Name of Plan:

This is the Kaydon Corporation Employee Stock Ownership and Thrift Plan (the “Plan”)

	(b)	Type of Plan:

		(1)	☐	401(k) Only

		(2)	☑	401(k) and Profit Sharing

		(3)	☐	Profit Sharing Only

	(c)	Administrator Name (if not the Employer):

Benefits Committee of Kaydon Corporation

	(d)	Plan Year End (month/day): 12/31

	(e)	Three Digit Plan Number: 002

	(f)	Limitation Year (check one):

		(1)	☐	Calendar Year

		(2)	☑	Plan Year

		(3)	☐	Other: ____________________________

	(g)	Plan Status (check appropriate box(es)):

		(1)	Adoption Agreement Effective Date: 06/01/2010

Note: The effective date specified above must be after the last day of the 2001 Plan Year.

		(2)	The Adoption Agreement Effective Date is:

			(A)	☐ A new Plan Effective Date

			(B)	☑ An amendment Effective Date (check one):

(i) ☐ an amendment and restatement of this Basic Plan Document No. 14 and its Adoption Agreement previously executed by the Employer;

(ii) ☐ a conversion from Fidelity Basic Plan Document No. 02 and its Adoption Agreement to Basic Plan Document No. 14 and its Adoption Agreement; or

(iii) ☑ a conversion to Basic Plan Document No. 14 and its Adoption Agreement.

The original effective date of the Plan: 1/1/1983

		(3)	☑
Special Effective Dates. Certain provisions of the Plan shall be effective as of a date other than the date specified in Subsection 1.01(g)(1) above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

2

		(4)	☑
Plan Merger Effective Dates. Certain plan(s) were merged into the Plan on or after the date specified in Subsection 1.01(g)(1) above. The merged plans are listed in the Plan Mergers Addendum. Please complete the appropriate subsection(s) of the Plan Mergers Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

		(5)	☐
Frozen Plan. The Plan is currently frozen. Unless the Plan is amended in the future to provide otherwise, no further contributions shall be made to the Plan. Plan assets will continue to be held on behalf of Participants and their Beneficiaries until distributed in accordance with the Plan terms. (If this provision is selected, it will override any conflicting provision selected in the Adoption Agreement.)

Note: While the Plan is frozen, no further contributions, including Deferral Contributions, Employee Contributions, and Rollover Contributions, may be made to the Plan and no employee who is not already a Participant in the Plan may become a Participant.

1.02	employer

	(a)	Employer Name: Kaydon Corporation

		(1)	Employer’s Tax Identification Number: 13-3186040

		(2)	Employer’s fiscal year end: 12/31

	(b)	The term “Employer” includes the following participating employers (choose one):

		(1)	☐	No other employers participate in the Plan.

		(2)	☑	Certain other employers participate in the Plan. Please complete the Participating Employers Addendum.

1.03	trustee

	(a)	Trustee Name:	Fidelity Management Trust Company

		Address:	82 Devonshire Street

Boston, MA 02109

1.04	coverage

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

	(a)	Age Requirement (check one):

		(1)	☐	no age requirement.

		(2)	☑	must have attained age: 18 (not to exceed 21).

	(b)	Eligibility Service Requirement(s) - There shall be no eligibility service requirements for contributions to the Plan unless selected below (check one):

		(1)	☐	_____ (not to exceed 365) days of Eligibility Service requirement (no minimum Hours of Service can be required)

		(2)	☐	_____ (not to exceed 12) months of Eligibility Service requirement (no minimum Hours of Service can be required)

		(3)	☐	one year of Eligibility Service requirement (at least _____ (not to exceed 1,000) Hours of Service are required during the Eligibility Computation Period)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

3

	(4)	☐	two years of Eligibility Service requirement (at least _____ (not to exceed 1,000) Hours of Service are required during each Eligibility Computation Period) (If Option 1.07(a) is elected, only one year of Eligibility Service is required for Deferral Contributions.)

Note: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

	(5)	☑	Hours of Service Crediting. Hours of Service will be credited in accordance with the equivalency selected in the Hours of Service Equivalencies Addendum rather than in accordance with the equivalency described in Subsection 2.01(dd) of the Basic Plan Document. Please complete the Hours of Service Equivalencies Addendum.

(c)
Eligibility Computation Period - The Eligibility Computation Period is the 12-consecutive-month period beginning on an Employee’s Employment Commencement Date and each 12-consecutive-month period beginning on an anniversary of his Employment Commencement Date.

(d)	Eligible Class of Employees:

	(1)	Generally, the Employees eligible to participate in the Plan are (choose one):

		(A)		☑ all Employees of the Employer.

		(B)		☐ only Employees of the Employer who are covered by (choose one):

(i) ☐ any collective bargaining agreement with the Employer, provided that the agreement requires the employees to be included under the Plan.

(ii) ☐ the following collective bargaining agreement(s) with the Employer:

	(2)	☑	Notwithstanding the selection in Subsection 1.04(d)(1) above, certain Employees of the Employer are excluded from participation in the Plan (check the appropriate box(es)):

Note: Certain employees (e.g., residents of Puerto Rico) are excluded automatically pursuant to Subsection 2.01(s) of the Basic Plan Document, regardless of the Employer’s selection under this Subsection 1.04(d)(2).

		(A)	☐	employees covered by a collective bargaining agreement, unless the agreement requires the employees to be included under the Plan. (Do not choose if Option 1.04(d)(1)(B) is selected above.)

		(B)	☐	Highly Compensated Employees as defined in Subsection 2.01(cc) of the Basic Plan Document.

		(C)	☑	Leased Employees as defined in Subsection 2.01(ff) of the Basic Plan Document.

		(D)	☑	nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

		(E)	☑	other:

Temporary Employees, Interns, Co-op Student Employees and Canfield Technologies, Inc. Employees who are collectively bargained

Note: The eligible group defined above must be a definitely determinable group and cannot be subject to the discretion of the Employer. In addition, the design of the classifications cannot be such that the only Non-Highly Compensated Employees benefiting under the Plan are those with the lowest compensation and/or the shortest periods of service and who may represent the minimum number of such employees necessary to satisfy coverage under Code Section 410(b).

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

4

(i) ☑
Notwithstanding this exclusion, any Employee who is excluded from participation solely because he is in a group described below shall become an Eligible Employee eligible to participate in the Plan on the Entry Date coinciding with or immediately following the date on which he first satisfies the following requirements: (I) he attains age 21 and (II) he completes at least 1,000 Hours of Service during an Eligibility Computation Period. This Subsection 1.04(d)(2)(E)(i) applies to the following excluded Employees (Must choose if an exclusion in (E) above directly or indirectly imposes an age and/or service requirement for participation, for example by excluding part-time or temporary employees):

Temporary Employees

Note: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

(e)	Entry Date(s) - The Entry Date(s) shall be (check one):

	(1)	☐	the first day of each Plan Year and the first day of the seventh month of each Plan Year

	(2)	☐	the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year

	(3)	☐	the first day of each month

	(4)	☑	immediate upon meeting the eligibility requirements specified in Subsections 1.04(a) and 1.04(b)

	(5)	☐
the first day of each Plan Year (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) for the type(s) of contribution or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a) for the type(s) of contribution.)

Note: If another plan is merged into the Plan, the Plan may provide on the Plan Mergers Addendum that the effective date of the merger is also an Entry Date with respect to certain Employees.

(f)
Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(d) above on the Entry Date coinciding with or immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

	(1)	☑	no exceptions.

	(2)	☐	Employees employed on _______ (insert date) shall become Participants on that date.

	(3)	☐	Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on _______ (insert date) shall become Participants on that date.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

5

1.05	compensation

Compensation for purposes of determining contributions shall be as defined in Subsection 2.01(k) of the Basic Plan Document, modified as provided below.

	(a)	Compensation Exclusions - Compensation shall exclude the item(s) selected below.

		(1)	☑	No exclusions.

		(2)	☐	Overtime pay.

		(3)	☐	Bonuses.

		(4)	☐	Commissions.

		(5)	☐	The value of restricted stock or of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

		(6)	☐	Severance pay received prior to termination of employment. (Severance pay received following termination of employment is always excluded for purposes of contributions.)

Note: If the Employer selects an option, other than (1) above, with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or the allocations must be tested to show that they meet the general test under regulations issued under Code Section 401(a)(4). These exclusions shall not apply for purposes of the “Top-Heavy” requirements in Section 15.03, for allocating safe harbor Matching Employer Contributions if Subsection 1.11(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.12(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.12(b)(2).

(b)
Compensation for the First Year of Participation - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation as provided below. (Complete by checking the appropriate boxes.)

		(1)	☐	Compensation for the entire Plan Year. (Complete (A) below, if applicable, with regard to the initial Plan Year of the Plan.)

			(A)	☐
For purposes of determining the amount of Nonelective Employer Contributions, other than 401(k) Safe Harbor Nonelective Employer Contributions, for all Employees who become Active Participants during the initial Plan Year, Compensation for the 12-month period ending on the last day of the initial Plan Year shall be used.

		(2)	☑	Only Compensation for the portion of the Plan Year in which the Employee is eligible to participate in the Plan. (Complete (A) below, if applicable, with regard to the initial Plan Year of the Plan.)

			(A)	☐
For purposes of determining the amount of Nonelective Employer Contributions, other than 401(k) Safe Harbor Nonelective Employer Contributions, for those Employees who become Active Participants on the Effective Date of the Plan, Compensation for the 12-month period ending on the last day of the initial Plan Year shall be used. For all other Employees, only Compensation for the period in which they are eligible shall be used.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

6

1.06	testing rules

	(a)	ADP/ACP Present Testing Method - The testing method for purposes of applying the “ADP” and “ACP” tests described in Sections 6.03 and 6.06 of the Basic Plan Document shall be the (check one):

		(1)	☑
Current Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the same Plan Year. (Must choose if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

		(2)	☐
Prior Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the immediately preceding Plan Year. (Do not choose if Option 1.10(a)(1), alternative allocation formula for Qualified Nonelective Contributions.)

		(3)	☐
Not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only, is checked and Option 1.08(a)(1), Future Employee Contributions, and Option 1.11(a), Matching Employer Contributions, are not checked or Option 1.04(d)(2)(B), excluding all Highly Compensated Employees from the eligible class of Employees, is checked.)

Note: Restrictions apply on elections to change testing methods.

(b)
First Year Testing Method - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the “ADP” and/or “ACP” test for such first Plan Year shall be applied using the actual “ADP” and/or “ACP” of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

		(1)	☐
The “ADP” and/or “ACP” test for the first Plan Year that the Plan permits Deferral Contributions or provides for either Employee or Matching Employer Contributions shall be applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees. (Do not choose unless Plan uses prior year testing method described in Subsection 1.06(a)(2).)

(c)
HCE Determinations: Look Back Year - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year unless otherwise provided below.

		(1)	☐	Calendar Year Determination - The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not choose if the Plan Year is the calendar year.)

(d)
HCE Determinations: Top Paid Group Election - All Employees with Compensation exceeding the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $95,000 for “determination years” beginning in 2005 and “look-back years” beginning in 2004) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

		(1)	☐
Top Paid Group Election - Employees with Compensation exceeding the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $95,000 for “determination years” beginning in 2005 and “look-back years” beginning in 2004 shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

Note: Plan provisions for Sections 1.06(c) and 1.06(d) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

7

1.07	deferral contributions

	(a)	☑
Deferral Contributions - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k). Pursuant to Subsection 5.03(a) of the Basic Plan Document, if Catch-Up Contributions are selected below, the Plan’s deferral limit is 75%, unless the Employer elects an alternative deferral limit in Subsection 1.07(a)(1)(A) below. If Catch-Up Contributions are selected below, and the Employer has specified a percentage in Subsection 1.07(a)(1)(A) that is less than 75%, a Participant eligible to make Catch-Up Contributions shall (subject to the statutory limits in Treasury Regulation Section 1.414-1(b)(1)(i)) in any event be permitted to contribute in excess of the specified deferral limit up to 100% of the Participant’s “effectively available Compensation” (i.e., Compensation available after other withholding), as required by Treasury Regulation Section 1.414(v)-1(e)(1)(ii)(B).

(1)
Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 of the Basic Plan Document on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question. Such Deferral Contribution shall not exceed the deferral limit specified in Subsection 5.03(a) of the Basic Plan Document or in Subsection 1.07(a)(1)(A) below, as applicable. Check and complete the appropriate box(es), if any.

			(A)	☑
The deferral limit is 50% (must be a whole number multiple of one percent) of Compensation. (Unless a different deferral limit is specified, the deferral limit shall be 75%. If Option 1.07(a)(4), Catch-Up Contributions, is selected below, complete only if deferral limit is other than 75%.)

			(B)	☐
Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 5.03(a) of the Basic Plan Document or in Subsection 1.07(a)(1)(A) above, as applicable.

(C)
A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage or, if Roth 401(k) Contributions are selected in Subsection 1.07(a)(5) below, the portion of his Deferral Contributions designated as Roth 401(k) Contributions (check one):

					(i)	☑	as of the beginning of each payroll period.

					(ii)	☐	as of the first day of each month.

					(iii)	☐	as of each Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(e).)

					(iv)	☐	as of the first day of each calendar quarter.

					(v)	☐	as of the first day of each Plan Year.

					(vi)	☐	other. (Specify, but must be at least once per Plan Year).

Note: Notwithstanding the Employer’s election hereunder, if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.09 of the Basic Plan Document.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

8

(D)
A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

			(i)	☑	the beginning of the next payroll period.

			(ii)	☐	the first day of the next month.

			(iii)	☐	the next Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(e).)

			(iv)	☐	as of the first day of each calendar quarter.

			(v)	☐	as of the first day of each Plan Year.

			(vi)	☐	other. (Specify, but must be at least once per Plan Year).

(2)	☐
Additional Deferral Contributions - The Employer shall allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their effectively available Compensation for the payroll period(s) designated by the Employer.

(3)	☐
Bonus Contributions - The Employer shall allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and nondiscriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted. Unless a Participant has entered into a special salary reduction agreement with respect to bonuses, the percentage deferred from any Employer paid cash bonus shall be (check (A) or (B) below):

	(A)	☐	Zero.

	(B)	☐
The same percentage elected by the Participant for his regular contributions in accordance with Subsection 1.07(a)(1) above or deemed to have been elected by the Participant in accordance with Option 1.07(a)(6) below.

Note: A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1)(A) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

(4)	☑
Catch-Up Contributions - The following Participants who have attained or are expected to attain age 50 before the close of the calendar year will be permitted to make Catch-Up Contributions to the Plan, as described in Subsection 5.03(a) of the Basic Plan Document:

	(A)	☑	All such Participants.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

9

	(B)	☐
All such Participants except those covered by a collective-bargaining agreement under which retirement benefits were a subject of good faith bargaining unless the bargaining agreement specifically provides for Catch-Up Contributions to be made on behalf of such Participants.

Note: The Employer must not select Option 1.07(a)(4) above unless all “applicable plans” (except any plan that is qualified under Puerto Rican law or that covers only employees who are covered by a collective bargaining agreement under which retirement benefits were a subject of good faith bargaining) maintained by the Employer and by any other employer that is treated as a single employer with the Employer under Code Section 414(b), (c), (m), or (o) also permit Catch-Up Contributions in the same dollar amount. An “applicable plan” is any 401(k) plan or any SIMPLE IRA plan, SEP, plan or contract that meets the requirements of Code Section 403(b), or Code Section 457 eligible governmental plan that provides for elective deferrals.

(5)	☐
Roth 401(k) Contributions. Participants shall be permitted to irrevocably designate pursuant to Subsection 5.03(b) of the Basic Plan Document that a portion or all of the Deferral Contributions made under this Subsection 1.07(a) are Roth 401(k) Contributions that are includable in the Participant’s gross income at the time deferred.

(6)	☑
Automatic Enrollment Contributions. Beginning on the effective date of this paragraph (6) (the “Automatic Enrollment Effective Date”) and subject to the remainder of this paragraph (6), unless an Eligible Employee affirmatively elects otherwise, his Compensation will be reduced by 3% (the “Automatic Enrollment Rate”), such percentage to be increased in accordance with Option 1.07(b) (if applicable), for each payroll period in which he is an Active Participant, beginning as indicated in Subsection 1.07(a)(6)(A) below, and the Employer will make a pre-tax Deferral Contribution in such amount on the Participant’s behalf in accordance with the provisions of Subsection 5.03(c) of the Basic Plan Document (an “Automatic Enrollment Contribution”).

	(A)	With respect to an affected Participant, Automatic Enrollment Contributions will begin as soon as administratively feasible on or after (check one):

		(i)	☐	The Participant’s Entry Date.

		(ii)	☑	30 (minimum of 30) days following the Participant’s date of hire, but no sooner than the Participant’s Entry Date.

Within a reasonable period ending no later than the day prior to the date Compensation subject to the reduction would otherwise become available to the Participant, an Eligible Employee may make an affirmative election not to have Automatic Enrollment Contributions made on his behalf. If an Eligible Employee makes no such affirmative election, his Compensation shall be reduced and Automatic Enrollment Contributions will be made on his behalf in accordance with the provisions of this paragraph (6), and Option 1.07(b) if applicable, until such Active Participant elects to change or revoke such Deferral Contributions as provided in Subsection 1.07(a)(1)(C) or (D). Automatic Enrollment Contributions shall be made only on behalf of Active Participants who are first hired by the Employer on or after the Automatic Enrollment Effective Date and do not have a Reemployment Commencement Date, unless otherwise provided below.

	(B)	☑
Additionally, unless such affected Participant affirmatively elects otherwise within the reasonable period established by the Plan Administrator, Automatic Enrollment Contributions will be made with respect to the Employees described below. (Check all that apply.)

		(i)	☑
Inclusion of Previously Hired Employees. On the later of the date specified in Subsection 1.07(a)(6)(A) with regard to such Eligible Employee or as soon as administratively feasible on or after the 30th day following the Notification Date specified in Subsection 1.07(a)(6)(B)(i)(I) below, Automatic Enrollment Contributions will begin for the following Eligible Employees who were hired before the Automatic Enrollment Effective Date and have not had a Reemployment Commencement Date. (Complete (I), check (II) or (III), and complete (IV), if applicable.)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

10

				(I)	Notification Date: 07/01/2010. (Date must be on or after the Automatic Enrollment Effective Date.)

				(II)	☐	Unless otherwise elected in Subsection 1.07(a)(6)(B)(i)(IV) below, all such Employees who have never had a Deferral Contribution election in place.

				(III)	☑
Unless otherwise elected in Subsection 1.07(a)(6)(B)(i)(IV) below, all such Employees who have never had a Deferral Contribution election in place and were hired by the Employer before the Automatic Enrollment Effective Date, but on or after the following date: 05/24/2010.

				(IV)	☐
In addition to the group of Employees elected in Subsection 1.07(a)(6)(B)(i)(II) or (III) above, any Employee described in Subsection 1.07(a)(6)(B)(i)(II) or (III) above, as applicable, even if he has had a Deferral Contribution election in place previously, provided he is not suspended from making Deferral Contributions pursuant to the Plan and has a deferral rate of zero on the Notification Date.

			(ii)	☑
Inclusion of Rehired Employees. Unless otherwise stated herein, each Eligible Employee having a Reemployment Commencement Date on the date indicated in Subsection 1.07(a)(6)(A) above. If Subsection 1.07(a)(6)(B)(i)(III) is selected, only such Employees with a Reemployment Commencement on or after the date specified in Subsection 1.07(a)(6)(B)(i)(III) will be automatically enrolled. If Subsection 1.07(a)(6)(B)(i) is not selected, only such Employees with a Reemployment Commencement on or after the Automatic Enrollment Effective Date will be automatically enrolled. If Subsection 1.07(a)(6)(A)(ii) has been elected above, for purposes of Subsection 1.07(a)(6)(A) only, such Employee’s Reemployment Commencement Date will be treated as his date of hire.

(b)	☐
Automatic Deferral Increase: (Choose only if Automatic Enrollment Contributions are selected in Option 1.07(a)(6) above) - Unless an Eligible Employee affirmatively elects otherwise after receiving appropriate notice, Deferral Contributions for each Active Participant having Automatic Enrollment Contributions made on his behalf shall be increased annually by the whole percentage of Compensation stated in Subsection 1.07(b)(1) below until the deferral percentage stated in Subsection 1.07(a)(1) is reached (except that the increase will be limited to only the percentage needed to reach the limit stated in Subsection 1.07(a)(1), if applying the percentage in Subsection 1.07(b)(1) would exceed the limit stated in Subsection 1.07(a)(1)), unless the Employer has elected a lower percentage limit in Subsection 1.07(b)(2) below.

		(1)	Increase by _____% (not to exceed 10%) of Compensation. Such increased Deferral Contributions shall be pre-tax Deferral Contributions.

		(2)	☐	Limited to ____________% of Compensation (not to exceed the percentage indicated in Subsection 1.07(a)(1)).

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

11

(3)
Notwithstanding the above, the automatic deferral increase shall not apply to a Participant within the first six months following the date upon which Automatic Enrollment Contributions begin for such Participant.

1.08	employee contributions (after tax-contributions)

	(a)	☐
Future Employee Contributions - Participants may make voluntary, non-deductible, after-tax Employee Contributions pursuant to Section 5.04 of the Basic Plan Document. The Employee Contribution made on behalf of an Active Participant each payroll period shall not exceed the contribution limit specified in Subsection 1.08(a)(1) below.

		(1)	The contribution limit is _____% (must be a whole number multiple of one percent) of Compensation.

	(b)	☑	Frozen Employee Contributions - Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.

1.09	rollover contributions

	(a)	☑	Rollover Contributions - Employees may roll over eligible amounts from other qualified plans to the Plan subject to the additional following requirements:

		(1)	☐ The Plan will not accept rollovers of after-tax employee contributions.

		(2)	☑ The Plan will not accept rollovers of designated Roth contributions. (Must be selected if Roth 401(k) Contributions are not elected in Subsection 1.07(a)(5).)

1.10	qualified nonelective employer contributions

(a)
Qualified Nonelective Employer Contributions – If any of the following Options is checked: 1.07(a), Deferral Contributions, 1.08(a)(1), Future Employee Contributions or 1.11(a), Matching Employer Contributions, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the “ADP” or “ACP” test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to all Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees in the ratio which each such Participant’s “testing compensation”, as defined in Subsection 6.01(r) of the Basic Plan Document, for the Plan Year bears to the total of all such Participants’ “testing compensation” for the Plan Year.

		(1)	☐
Qualified Nonelective Employer Contributions shall be allocated only among those Participants who are Non-Highly Compensated Employees and are designated by the Employer as eligible to receive a Qualified Nonelective Employer Contribution for the Plan Year. The amount of the Qualified Nonelective Employer Contribution allocated to each such Participant shall be as designated by the Employer, but not in excess of the “regulatory maximum.” The “regulatory maximum” means 5% (10% for Qualified Nonelective Contributions made in connection with the Employer’s obligation to pay prevailing wages under the Davis-Bacon Act) of the “testing compensation” for such Participant for the Plan Year. The “regulatory maximum” shall apply separately with respect to Qualified Nonelective Contributions to be included in the “ADP” test and Qualified Nonelective Contributions to be included in the “ACP” test. (Cannot be selected if the Employer has elected prior year testing in Subsection 1.06(a)(2).)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

12

1.11	matching employer contributions

	(a)	☑
Matching Employer Contributions - The Employer shall make Matching Employer Contributions on behalf of each of its “eligible” Participants as provided in this Section 1.11. For purposes of this Section 1.11, an “eligible” Participant means any Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.11(e) or Section 1.13. (Check one):

		(1)	☐
Non-Discretionary Matching Employer Contributions - The Employer shall make a Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to the following percentage of the eligible contributions made by the “eligible” Participant during the Contribution Period (complete all that apply):

			(A)	☐	Flat Percentage Match:

				(i)	_______% to all “eligible” Participants.

			(B)	☐	Tiered Match: ______% of the first ______% of the “eligible” Participant’s Compensation contributed to the Plan,

______% of the next ______% of the “eligible” Participant’s Compensation contributed to the Plan,

______% of the next ______% of the “eligible” Participant’s Compensation contributed to the Plan.

Note: The group of “eligible” Participants benefiting under each match rate must satisfy the nondiscriminatory coverage requirements of Code Section 410(b).

			(C)	☐	Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

				(i)	☐ Contributions in excess of______% of the “eligible” Participant’s Compensation for the Contribution Period shall not be considered for non-discretionary Matching Employer Contributions.

Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral and/or Employee Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each “eligible” Participant must be computed, and the percentage limit applied, based upon each payroll period.

				(ii)	☐ Matching Employer Contributions for each “eligible” Participant for each Plan Year shall be limited to $______.

		(2)	☑
Discretionary Matching Employer Contributions - The Employer may make a discretionary Matching Employer Contribution on behalf of each “eligible” Participant in accordance with Section 5.08 of the Basic Plan Document in an amount equal to a percentage of the eligible contributions made by each “eligible” Participant during the Contribution Period. Discretionary Matching Employer Contributions may be limited to match only contributions up to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

Note: If the Matching Employer Contribution made in accordance with this Subsection 1.11(a)(2) matches different percentages of contributions for different groups of “eligible” Participants, it may need to be tested to show that it meets the requirements of Code Section 401(a)(4), nondiscrimination in benefits, rights, and features.

			(A)	☐
4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the discretionary Matching Employer Contribution made on an “eligible” Participant’s behalf for the Plan Year exceed 4% of the “eligible” Participant’s Compensation for the Plan Year. (Only if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

13

	(3)	☐
401(k) Safe Harbor Matching Employer Contributions - If the Employer elects one of the safe harbor formula Options provided in the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test. (Only if Option 1.07(a), Deferral Contributions is checked.)

(b)	☐
Additional Matching Employer Contributions - The Employer may at Plan Year end make an additional Matching Employer Contribution on behalf of each “eligible” Participant in an amount equal to a percentage of the eligible contributions made by each “eligible” Participant during the Plan Year. (Only if Option 1.11(a)(1) or (3) is checked.) The additional Matching Employer Contribution may be limited to match only contributions up to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

Note: If the additional Matching Employer Contribution made in accordance with this Subsection 1.11(b) matches different percentages of contributions for different groups of “eligible” Participants, it may need to be tested to show that it meets the requirements of Code Section 401(a)(4), nondiscrimination in benefits, rights, and features.

	(1)	☐
4% Limitation on additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the additional Matching Employer Contribution made on an “eligible” Participant’s behalf for the Plan Year exceed 4% of the “eligible” Participant’s Compensation for the Plan Year.(Only if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note: If the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test, the additional Matching Employer Contribution must meet the requirements of Section 6.09 of the Basic Plan Document. In addition to the foregoing requirements, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the eligible contributions matched may not exceed the limitations in Section 6.10 of the Basic Plan Document.

(c)	Contributions Matched - The Employer matches the following contributions (check appropriate box(es)):

(1)
Deferral Contributions - Deferral Contributions made to the Plan are matched at the rate specified in this Section 1.11. Catch-Up Contributions are not matched unless the Employer elects Option 1.11(c)(1)(A) below.

		(A)	☐	Catch-Up Contributions made to the Plan pursuant to Subsection 1.07(a)(4) are matched at the rates specified in this Section 1.11.

Note: Notwithstanding the above, if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, Deferral Contributions shall be matched at the rate specified in the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement without regard to whether they are Catch-Up Contributions.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

14

(d)	Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of Matching Employer Contributions is:

	(1)	☐	each calendar month.

	(2)	☐	each Plan Year quarter.

	(3)	☐	each Plan Year.

	(4)	☑	each payroll period.

The Contribution Period for additional Matching Employer Contributions described in Subsection 1.11(b) is the Plan Year.

Note: If Matching Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Matching Employer Contribution required with respect to the full Contribution Period, taking into account the “eligible” Participant’s contributions and Compensation for the full Contribution Period, and contribute any additional Matching Employer Contributions necessary to “true up” the Matching Employer Contribution so that the full Matching Employer Contribution is made for the Contribution Period.

(e)
Continuing Eligibility Requirement(s) - A Participant who is an Active Participant during a Contribution Period and makes eligible contributions during the Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.11 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Matching Employer Contributions if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is checked or if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked and the Employer intends to satisfy the Code Section 401(m)(11) safe harbor with respect to Matching Employer Contributions):

	(1)	☑	No requirements.

	(2)	☐	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☐	Earns at least _____ (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(5)	☐
Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

	(8)	☐	Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (Only if Option 1.11(b), Additional Matching Employer Contributions, is checked.)

(A)
The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: (Fill in number of applicable eligibility requirement(s) from above. Options (2), (3), (4), (5), and (7) may not be elected with respect to additional Matching Employer Contributions if Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, is checked or if Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked and the Employer intends to satisfy the Code Section 401(m)(11) safe harbor with respect to Matching Employer Contributions.)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

15

Note: If Option (2), (3), (4), or (5) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Matching Employer Contributions attributable to the Contribution Period that are funded during the Contribution Period shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), (5), or (7) is elected with respect to any Matching Employer Contributions and if Option 1.12(a)(3), 401(k) Safe Harbor Formula, is also elected, the Plan will not be deemed to satisfy the “ACP” test in accordance with Section 6.10 of the Basic Plan Document and will have to pass the “ACP” test each year.

	(f)	☑
Qualified Matching Employer Contributions - Prior to making any Matching Employer Contribution hereunder (other than a 401(k) Safe Harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who were Active Participants during the Contribution Period and who meet the continuing eligibility requirement(s) described in Subsection 1.11(e) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

		(1)	☑	To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.09 of the Basic Plan Document for such Plan Year.

1.12	nonelective employer contributions

If (a) or (b) is elected below, the Employer may make Nonelective Employer Contributions on behalf of each of its “eligible” Participants in accordance with the provisions of this Section 1.12. For purposes of this Section 1.12, an “eligible” Participant means a Participant who is an Active Participant during the Contribution Period and who satisfies the requirements of Subsection 1.12(d) or Section 1.13.

Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

	(a)	☐	Fixed Formula (check one or more):

		(1)	☐
Fixed Percentage Employer Contribution - For each Contribution Period, the Employer shall contribute for each “eligible” Participant a percentage of such “eligible” Participant’s Compensation equal to):

			(A)	_____ % (not to exceed 25%) to all “eligible” Participants.

Note: The allocation formula in Option 1.12(a)(1)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

		(2)	☐	Fixed Flat Dollar Employer Contribution - The Employer shall contribute for each “eligible” Participant an amount equal to:

			(A)	$_____ to all “eligible” Participants. (Complete (i) below).

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

16

			(i)	The contribution amount is based on an “eligible” Participant’s service for the following period (check one of the following):

				(I)	☐	Each paid hour.

				(II)	☐	Each Plan Year.

				(III) 	☐	Other: ______________________________ (must be a period within the Plan Year that does not exceed one week and is uniform with respect to all “eligible” Participants).

Note: The allocation formula in Option 1.12(a)(2)(A) above generally satisfies a design-based safe harbor pursuant to the regulations under Code Section 401(a)(4).

	(3)	☐
401(k) Safe Harbor Formula - The Nonelective Employer Contribution specified in the 401(k) Safe Harbor Nonelective Employer Contributions Addendum is intended to satisfy the safe harbor contribution requirements under Sections 401(k) and 401(m) of the Code such that the “ADP” test (and, under certain circumstances, the “ACP” test) is deemed satisfied. Please complete the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions is checked.)

(b)	☑
Discretionary Formula - The Employer may decide each Contribution Period whether to make a discretionary Nonelective Employer Contribution on behalf of “eligible” Participants in accordance with Section 5.10 of the Basic Plan Document.

	(1)	☐	Non-Integrated Allocation Formula - In the ratio that each “eligible” Participant’s Compensation bears to the total Compensation paid to all “eligible” Participants for the Contribution Period.

	(2)	☐
Integrated Allocation Formula - As (1) a percentage of each “eligible” Participant’s Compensation plus (2) a percentage of each “eligible” Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the “eligible” Participant’s Compensation allocated under (1) above or the “permitted disparity limit” as defined below.

Note: An Employer that has elected Option 1.12(a)(3), 401(k) Safe Harbor Formula, may not take Nonelective Employer Contributions made to satisfy the 401(k) safe harbor into account in applying the integrated allocation formula described above.

		(A)	“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (i) or (ii) below.

			(i)	_____% (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

			(ii)	$_____ (not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

17

The “Integration Level” is ___% of the Taxable Wage Base	The “Permitted Disparity Limit” is
20% or less	5.7%
More than 20%, but not more than 80%	4.3%
More than 80%, but less than 100%	5.4%
100%	5.7%

Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.12(b)(2).

	(3)	☑	see Additional Provisions Addendum.

(c)
Contribution Period for Nonelective Employer Contributions - The Contribution Period for purposes of calculating the amount of Nonelective Employer Contributions is the Plan Year, unless the Employer elects another Contribution Period below. Regardless of any selection made below, the Contribution Period for 401(k) Safe Harbor Nonelective Employer Contributions under Option 1.12(a)(3) or Nonelective Employer Contributions allocated under an integrated formula selected under Option 1.12(b)(2) is the Plan Year.

	(1)	☐	each calendar month.

	(2)	☐	each Plan Year quarter.

	(3)	☐	each payroll period.

Note: If Nonelective Employer Contributions are made more frequently than for the Contribution Period selected above, the Employer must calculate the Nonelective Employer Contribution required with respect to the full Contribution Period, taking into account the “eligible” Participant’s Compensation for the full Contribution Period, and contribute any additional Nonelective Employer Contributions necessary to “true up” the Nonelective Employer Contribution so that the full Nonelective Employer Contribution is made for the Contribution Period.

(d)
Continuing Eligibility Requirement(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.12 if the Participant is an Active Participant during the Plan Year and satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.12(a)(3), 401(k) Safe Harbor Formula, is checked):

	(1)	☐	No requirements.

	(2)	☑	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☑	Earns at least 1000 (not to exceed 1,000) Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

18

		(5)	☐
Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution Period is the Plan Year.)

		(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

		(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

		(8)	☐	Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (Only if both Options 1.12(a) and (b) are checked.)

			(A)	The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are: _____ (Fill in number of applicable eligibility requirement(s) from above.)

Note: If Option (2) (3), (4), or (5) is adopted during a Contribution Period, such Option shall not become effective until the first day of the next Contribution Period. Nonelective Employer Contributions attributable to the Contribution Period that are funded during the Contribution Period shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5).

1.13	exceptions to continuing eligibility requirements

☑
Death, Disability, and Retirement Exceptions - All Participants who become disabled, as defined in Section 1.15, retire, as provided in Subsection 1.14(a), (b), or (c), or die are excepted from any last day or Hours of Service requirement.

1.14	retirement

	(a)	The Normal Retirement Age under the Plan is (check one):

		(1)	☑	age 65.

		(2)	☐	age _____ (specify between 55 and 64).

		(3)	☐	later of age _____ (not to exceed 65) or _____ the (not to exceed 5th) anniversary of the Participant’s Employment Commencement Date.

	(b)	☐	The Early Retirement Age is the date the Participant attains age _____ (specify 55 or greater) and completes _____ years of Vesting Service.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

	(c)	☑	A Participant who becomes disabled, as defined in Section 1.15, is eligible for disability retirement.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan. Pursuant to Section 11.03 of the Basic Plan Document, a Participant is not considered to be disabled until he terminates his employment with the Employer.

1.15	definition of disabled

A Participant is disabled if he/she meets any of the requirements selected below (check the appropriate box(es)):

	(a)	☐	The Participant satisfies the requirements for benefits under the Employer’s long-term disability plan.

	(b)	☑	The Participant satisfies the requirements for Social Security disability benefits.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

19

	(c)	☑	The Participant is determined to be disabled by a physician approved by the Employer.

	(d)	☑	see Additional Provisions Addendum.

1.16	vesting

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than 401(k) Safe Harbor Matching Employer and/or 401(k) Safe Harbor Nonelective Employer Contributions elected in Subsection 1.11(a)(3) or 1.12(a)(3), shall be based upon his years of Vesting Service and the schedule selected in Subsection 1.16(c) below, except as provided in Subsection 1.16(d) or (e) below and the Vesting Schedule Addendum to the Adoption Agreement or as provided in Subsection 1.22(c).

	(a)	When years of Vesting Service are determined, the elapsed time method shall be used.

	(b)	☐	Years of Vesting Service shall exclude service prior to the Plan’s original Effective Date as listed in Subsection 1.01(g)(1) or Subsection 1.01(g)(2), as applicable.

	(c)	Vesting Schedule(s)

(1)	Nonelective Employer Contributions (check one):			(2)	Matching Employer Contributions (check one):

	(A)	☐	N/A - No Nonelective Employer Contributions other than 401(k) Safe Harbor Nonelective Employer Contributions		(A)	☐	N/A – No Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions

	(B)	☐	100% Vesting immediately		(B)	☐	100% Vesting immediately

	(C)	☐	3 year cliff (see C below)		(C)	☐	3 year cliff (see C below)

	(D)	☐	6 year graduated (see D below)		(D)	☐	6 year graduated (see D below)

	(E)	☑	Other vesting (complete E1 below)		(E)	☑	Other vesting (complete E2 below)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

20

Years of Vesting Service	Applicable Vesting Schedule(s)
	C	D	E1	E2
0	0%	0%	0.00%	0.00%
1	0%	0%	10.00%	10.00%
2	0%	20%	20.00%	20.00%
3	100%	40%	40.00%	40.00%
4	100%	60%	60.00%	60.00%
5	100%	80%	80.00%	80.00%
6 or more	100%	100%	100.00%	100%

Note: A schedule elected under E1 or E2 above must be at least as favorable as one of the schedules in C or D above.

Note: If the vesting schedule is amended and a Participant’s vested interest calculated using the amended vesting schedule is less in any year than the Participant’s vested interest calculated under the Plan’s vesting schedule in effect immediately before the amendment, the amended vesting schedule shall apply only to Employees hired on or after the effective date of the amendment. Please select paragraph (e) below and complete Section (b) of the Vesting Schedule Addendum to the Adoption Agreement describing the vesting schedule in effect for Employees hired before the effective date of the amendment.

Note: If the vesting schedule is amended, the amended vesting schedule shall apply only to Participants who are Active Participants on or after the effective date of the amendment not subject to the prior vesting schedule as provided in the preceding Note. Participants who are not Active Participants on or after that date shall be subject to the prior vesting schedule. Please select paragraph (e) below and complete Section (b) of the Vesting Schedule Addendum to the Adoption Agreement describing the prior vesting schedule.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

21

	(d)	☐
A less favorable vesting schedule than the vesting schedule selected in 1.16(c)(2) above applies to Matching Employer Contributions made for Plan Years beginning before the EGTRRA effective date. Please complete Section (a) of the Vesting Schedule Addendum to the Adoption Agreement.

	(e)	☑
A vesting schedule or schedules different from the vesting schedule(s) selected above applies to certain Participants. Please complete Section (b) of the Vesting Schedule Addendum to the Adoption Agreement.

(f)
Application of Forfeitures - If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08 of the Basic Plan Document, any portion of such forfeitures not used to pay Plan administrative expenses in accordance with Section 11.09 of the Basic Plan Document shall be applied to reduce Employer Contributions unless otherwise specified below:

		(1)	☐
Forfeitures attributable to the following contributions shall be allocated among the Accounts of eligible Participants otherwise eligible to receive an allocation of Nonelective Employer Contributions pursuant to Section 1.12 in the manner described in Section 1.12(b)(1) (regardless of whether the Employer has selected Option 1.12(b)(1)).

			(A)	☐	Matching Employer Contributions.

			(B)	☐	Nonelective Employer Contributions.

1.17	predecessor employer service

	(a)	☐	For the following purposes, the following entities shall be treated as predecessor employers:

		(1)	☐	Eligibility Service, as described in Subsection 1.04(b), shall include service with the following predecessor employer(s):

		(2)	☐	Vesting Service, as described in Subsection 1.16(a), shall include service with the following predecessor employer(s):

1.18	participant loans

	(a)	☐	Participant loans are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.

1.19	in-service withdrawals

Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

	(a)	☑	Hardship Withdrawals - Hardship withdrawals shall be allowed in accordance with Section 10.05 of the Basic Plan Document, subject to a $500 minimum amount.

		(1)	Hardship withdrawals will be permitted from:

			(A)	☑	A Participant’s Deferral Contributions Account only.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

22

			(B)	☐	The Accounts specified in the In-Service Withdrawals Addendum. Please complete Section (c) of the In-Service Withdrawals Addendum.

	(b)	☑	Age 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

		(1)	☐	Deferral Contributions Account.

		(2)	☑	All vested Account balances.

	(c)	Withdrawal of Employee Contributions and Rollover Contributions

		(1)	Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with Section 10.02 of the Basic Plan Document at any time.

			(A)	☐	Employees may not make withdrawals of Employee Contributions more frequently than:

		(2)	Rollover Contributions may be withdrawn in accordance with Section 10.03 of the Basic Plan Document at any time.

	(d)	☑
Protected In-Service Withdrawal Provisions - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

		(1)	☐	an in-service withdrawal of vested amounts attributable to Employer Contributions maintained in a Participant’s Account (check (A) and/or (B)):

			(A)	☐	for at least _____ (24 or more) months.

				(i)	☐
Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the In Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

			(B)	☐	after the Participant has at least 60 months of participation.

				(i)	☐
Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the In Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

		(2)	☑
another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6). Please complete the In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.20	form of distributions

Subject to Section 13.01, 13.02 and Article 14 of the Basic Plan Document, distributions under the Plan shall be paid as provided below. (Check the appropriate box(es).)

	(a)	Lump Sum Payments - Lump sum payments are always available under the Plan.

	(b)	☐	Installment Payments - Participants may elect distribution under a systematic withdrawal plan (installments).

	(c)	☐	Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

23

	(1)	An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or (B), as applicable):

		(A)	☐
As a result of the Plan’s receipt of a transfer of assets from another defined contribution plan or pursuant to the Plan terms prior to the Adoption Agreement Effective Date specified in Subsection 1.01(g)(1), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.

		(B)	☐
The Plan received a transfer of assets from a plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

	(2)	The normal form of payment under the Plan is (check (A) or (B)):

		(A)	☐	A lump sum payment.

			(i)	Optional annuity forms of payment (check (I) and/or (II), as applicable). (Must check and complete (I) if a life annuity is one of the optional annuity forms of payment under the Plan.)

				(I)	☐
A married Participant who elects an annuity form of payment shall receive a qualified joint and _____% (at least 50% but not more than 100%) survivor annuity. An unmarried Participant shall receive a single life annuity.

The qualified preretirement survivor annuity provided to the spouse of a married Participant who elects an annuity form of payment is purchased with _____% (at least 50%) of the Participant’s Account.

				(II)	☐	Other annuity form(s) of payment. Please complete Section (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

		(B)	☐	A life annuity (complete (i) and (ii) and check (iii) if applicable.)

			(i)	The normal form for married Participants is a qualified joint and _____% (at least 50% but not more than 100%) survivor annuity. The normal form for unmarried Participants is a single life annuity.

			(ii)	The qualified preretirement survivor annuity provided to a Participant’s spouse is purchased with _____% (at least 50%) of the Participant’s Account.

			(iii)	☐	Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(d)	☑
Eliminated Forms of Payment Not Protected Under Code Section 411(d)(6). Check if benefits were payable in a form of payment that is no longer being offered after either the Adoption Agreement Effective Date specified in Subsection 1.01(g)(1) or, if forms of payment are being eliminated by a separate amendment, the amendment effective date indicated on the Amendment Execution Page.

Note: A life annuity option will continue to be an available form of payment for any Participant who elected such life annuity payment before the effective date of its elimination.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

24

	(e)	Cash Outs and Implementation of Required Rollover Rule

		(1)	☑
If the vested Account balance payable to an individual is less than or equal to the cash out limit utilized for such individual under Section 13.02 of the Basic Plan Document, such Account will be distributed in accordance with the provisions of Section 13.02 or 18.04 of the Basic Plan Document. Unless otherwise elected below, the cash out limit is $1,000.

			(A)	☐
The cash out limit utilized for Participants is the maximum cash out limit permitted under Code Section 411(a)(11)(A) ($5,000 as of January 1, 2005). Any distribution greater than $1,000 that is made to a Participant without the Participant’s consent before the Participant’s Normal Retirement Age (or age 62, if later) will be rolled over to an individual retirement plan designated by the Plan Administrator.

	(f)	☑	See Additional Provisions Addendum.

1.21	timing of distributions

Except as provided in Subsection 1.21(a), (b) or (c) and the Postponed Distribution Addendum to the Adoption Agreement, distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the Participant’s request for distribution pursuant to Article 12 of the Basic Plan Document.

(a)
Distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant’s application for distribution is received by the Administrator, but in no event later than his Required Beginning Date, as defined in Subsection 2.01(tt).

	(b)	☐
Postponed Distributions - Check if the Plan was converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

Note: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan, (2) the Participant’s 10th anniversary of participation in the Plan occurs, or (3) the Participant’s employment terminates, whichever is latest.

	(c)	☐
Preservation of Same Desk Rule - Check if the Employer wants to continue application of the same desk rule described in Subsection 12.01(b) of the Basic Plan Document regarding distribution of Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions, and 401(k) Safe Harbor Nonelective Employer Contributions. (If any of the above-listed contribution types were previously distributable upon severance from employment, this Option may not be selected.)

1.22	top heavy status

	(a)	The Plan shall be subject to the Top-Heavy Plan requirements of Article 15 (check one):

		(1)	☐	for each Plan Year, whether or not the Plan is a “top-heavy plan” as defined in Subsection 15.01(g) of the Basic Plan Document.

		(2)	☑	for each Plan Year, if any, for which the Plan is a “top-heavy plan” as defined in Subsection 15.01(g) of the Basic Plan Document.

		(3)	☐
Not applicable. (Choose only if (A) Plan covers only employees subject to a collective bargaining agreement, or (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected, Option 1.16(f)(1) is not selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions.)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

25

(b)
If the Plan is or is treated as a “top-heavy plan” for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3.0 (3 or 5)% of Compensation for the Plan Year in accordance with Section 15.03 of the Basic Plan Document. The minimum Employer Contribution provided in this Subsection 1.22(b) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise below:

	(1)	☐	The minimum Employer Contribution shall be paid under this Plan in any event.

	(2)	☐
Another method of satisfying the requirements of Code Section 416. Please complete the 416 Contributions Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a “top-heavy plan”.

	(3)	☐
Not applicable. (Choose only if (A) Plan covers only employees subject to a collective bargaining agreement, or (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected, Option 1.16(f)(1) is not selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions.)

Note: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.22(b) above to the extent provided in Section 15.03 of the Basic Plan Document.

(c)
If the Plan is or is treated as a “top-heavy plan” for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Subsection 1.16(c) for such Plan Year and each Plan Year thereafter (check one):

	(1)	☐
Not applicable. (Choose only if one of the following applies: (A) Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.16(c)(1) is at least as favorable in all cases as the schedules available below, (B) Option 1.11(a)(3), 401(k) Safe Harbor Matching Employer Contributions, or Option 1.12(a)(3), 401(k) Safe Harbor Formula, is selected, Option 1.16(f)(1) is not selected, and the Plan does not provide for Employee Contributions or any other type of Employer Contributions, or (C) the Plan covers only employees subject to a collective bargaining agreement.)

	(2)	☐	100% vested after ______ (not in excess of 3) years of Vesting Service.

	(3)	☑	Graded vesting:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

26

Years of Vesting Service	Vesting Percentage	Must be At Least
0	0.00%	0%
1	10.00%	0%
2	20.00%	20%
3	40.00%	40%
4	60.00%	60%
5	80.00%	80%
6 or more	100.00%	100%

Note: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.16(c)(1) is more favorable in all cases than the schedule elected in Subsection 1.22(c) above, then the schedule in Subsection 1.16(c)(1) shall continue to apply even in Plan Years in which the Plan is a “top-heavy plan”.

1.23	correction to meet 415 requirements under multiple defined contribution plans

☐
Other Order for Limiting Annual Additions – If the Employer maintains other defined contribution plans, annual additions to a Participant’s Account shall be limited as provided in Section 6.12 of the Basic Plan Document to meet the requirements of Code Section 415, unless the Employer elects this Option and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

1.24	investment direction

Investment Directions – Subject to Section 8.03 of the Basic Plan Document, Participant Accounts shall be invested (check one):

	(a)	☐	in accordance with the investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

	(b)	☑
in accordance with the investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement, except, in the event the Employer contributes shares of Employer Stock, as defined in Section 20.12 of the Basic Plan Document, the Participant’s election shall be subject to the provisions of (b)(1) and/or (2), as elected:

		(1)	☑
Nonelective Employer Contributions shall remain invested in Employer Stock until the Participant who receives an allocation of such contribution elects to invest amounts attributable to such contribution in another available investment option.

		(2)	☑
Matching Employer Contributions shall remain invested in Employer Stock until the Participant who receives an allocation of such contribution elects to invest amounts attributable to such contribution in another available investment option.

	(c)	☐
in accordance with the investment directions provided to the Trustee by each Participant for all contribution sources in his Account, except that the following sources shall be invested in accordance with the investment directions provided by the Employer (check (1) and/or (2)):

		(1)	☐	Nonelective Employer Contributions

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

27

(2) ☐ Matching Employer Contributions

The Employer must direct the applicable sources among the investment options listed in the Service Agreement.

Note: If the Employer directs that a portion or all of the applicable sources be invested in Employer Stock, such investment must be discontinued with respect to any Participant who has completed three or more years of Vesting Service, and investment of the applicable sources must be diversified among the other investment options listed in the Service Agreement.

1.25	additional provisions

The Employer may elect Option (a) below and complete the Additional Provisions Addendum to describe provisions which cannot be shown by making the elections provided in this Adoption Agreement.

(a) ☑ The Employer has completed Additional Provisions Addendum to show the provisions of the Plan which supplement and/or alter provisions of this Adoption Agreement.

1.26	superseding provisions

The Employer may elect Option (a) below and complete the Superseding Provisions Addendum to describe overriding provisions which cannot be shown by making the elections provided in this Adoption Agreement.

(a) ☑ The Employer has completed Superseding Provisions Addendum to show the provisions of the Plan which supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

Note: If the Employer elects superseding provisions in Option (a) above, the Employer may not be permitted to rely on the Volume Submitter Sponsor’s advisory letter for qualification of its Plan and may be required to apply for a determination letter as described in Section 1.27 below. In addition, such superseding provisions may in certain circumstances affect the Plan’s status as a pre-approved volume submitter plan eligible for the 6-year remedial amendment cycle.

1.27	reliance on advisory letter

An adopting Employer may rely on an advisory letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Section 19.02 of Revenue Procedure 2005-16. The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to this Plan and in Section 19.03 of Revenue Procedure 2005-16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

Failure to properly complete the Adoption Agreement and failure to operate the Plan in accordance with the terms of the Plan document may result in disqualification of the Plan.

This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 14. The Volume Submitter Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the volume submitter plan document.

1.28	electronic signature and records

This Adoption Agreement, and any amendment thereto, may be executed or affirmed by an electronic signature or electronic record permitted under applicable law or regulation, provided the type or method of electronic signature or electronic record is acceptable to the Trustee.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

28

1.29	volume submitter information

Name of Volume Submitter Sponsor:	Fidelity Management & Research Company

Address of Volume Submitter Sponsor:	82 Devonshire Street Boston, MA 02109

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

29

execution page

(Employer’s Copy)

The Fidelity Basic Plan Document No. 14 and the accompanying Adoption Agreement together comprise the Volume Submitter Defined Contribution Plan. It is the responsibility of the adopting Employer to review this volume submitter plan document with its legal counsel to ensure that the volume submitter plan is suitable for the Employer and that Adoption Agreement has been properly completed prior to signing.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ____________day of _________________, ________.

Employer:

By:

Title:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Employer:

By:

Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

30

execution page

(Trustee’s Copy)

The Fidelity Basic Plan Document No. 14 and the accompanying Adoption Agreement together comprise the Volume Submitter Defined Contribution Plan. It is the responsibility of the adopting Employer to review this volume submitter plan document with its legal counsel to ensure that the volume submitter plan is suitable for the Employer and that Adoption Agreement has been properly completed prior to signing.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ____________day of ________________, ________.

Employer:

By:

Title:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Employer:

By:

Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

31

Amendment execution page

(Fidelity’s Copy)

Plan Name Kaydon Corporation Employee Stock Ownership and Thrift Plan (the “Plan”)

Employer:  Kaydon Corporation

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

          The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date

          IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Employer:

By:	By:

Title:	Title:

Date:	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Accepted by: Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

32

Amendment execution page

(Employer’s Copy)

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan (the “Plan”)

Employer:    Kaydon Corporation

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Employer:

By:	By:

Title:	Title:

Date:	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Accepted by: Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

33

special effective dates addendum

for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)	☑	Special Effective Dates for Other Provisions - The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

The Automatic Enrollment provisions in Section 1.07(a)(6) shall be effective as of the date stated herein: - Effective Date: 07/01/2010

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

34

plan mergers addendum

for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)
Plan Mergers - The following plan(s) were merged into the Plan on or after the Effective Date indicated in Subsection 1.01(g)(1), as applicable (the “merged-in plan(s)”). The provisions of the Plan are effective with respect to the merged-in plan(s) as of the date(s) indicated below:

	(1)	Name of merged-in plan: Purafil, Inc. 401(k) Profit Sharing Plan

Effective date: 6/1/2010

	(2)	Name of merged-in plan: Ace Controls, Inc. Employee Retirement Plan

Effective date: 6/1/2010

	(3)	Name of merged-in plan: Avon Bearings Corporation 401(k) Profit Sharing Plan

Effective date: 6/1/2010

	(4)	Name of merged-in plan:

Effective date:

ATTACH ADDITIONAL PAGES IN THE ABOVE FORMAT, IF NECESSARY

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

35

participating employers addendum

for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)	☑
Only the following Related Employers (as defined in Subsection 2.01(ss) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Purafil, Inc., 58-1076142

Avon Bearings Corporation, 34-1583877

ACE Controls, Inc., 38-1734380

Kaydon Custom Filtration Corporation, 38-3479211

Kaydon Ring & Seal, Inc., 31-1175662

Industrial Tectonics Inc., 59-3114138

Kaydon Acquisition XI, Inc. (d/b/a Canfield Technologies, Inc.), 38-3479214

Kaydon Acquisition XII, Inc. (d/b/a Tridan International, Inc.), 38-3520106

Kaydon Acquisition XIII, Inc. (d/b/a Indiana Precision, Inc.), 35-2057713

The Cooper Split Roller Bearing Corp., 54-0950790

(b)	☐	All Related Employer(s) as defined in Subsection 2.01(ss) of the Basic Plan Document participate in the Plan.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

36

hours of service equivalencies addendum

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)
Hours of Service Equivalencies - If the Employer does not maintain records that accurately reflect the actual Hours of Service to be credited to an Employee, Hours of Service shall be credited in accordance with the following equivalency:

	(1)	☐	10 Hours of Service for each day on which he performs an Hour of Service.

	(2)	☑	45 Hours of Service for each week in which he performs an Hour of Service.

	(3)	☐	95 Hours of Service for each semi monthly payroll period in which he performs an Hour of Service.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

37

in-service withdrawals addendum for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)
Restrictions on In-Service Withdrawals of Amounts Held for Specified Period - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.19(d)(1)(A) (cannot include any mandatory suspension of contributions restriction):

(b)
Restrictions on In-Service Withdrawals Because of Participation in Plan for 60 or More Months - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.19(d)(1)(B) (cannot include any mandatory suspension of contributions restriction):

(c)	☐
Sources Available for In-Service Hardship Withdrawal - In-service hardship withdrawals are permitted from the sub-accounts specified below, subject to the conditions applicable to hardship withdrawals under Section 10.05 of the Basic Plan Document:

(d)	☑	Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant’s Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

Disability Withdrawal - Participants in this Plan prior to the June 1, 2010 merger with the Company’s three subsidiary plans shall be entitled to receive a distribution of all or any portion of their entire vested account upon Disability. For the purpose of this in-service withdrawal only, Disability shall be defined as a Participant’s inability for five consecutive months to perform the Participant’s usual duties for the Employer due to injury or disease, determined by a physician or other evidence selected by the Benefits Committee appointed by the Board of Directors of Kaydon Corporation.

	(1)	☐	The following restrictions apply to a Participant’s Account following an in-service withdrawal made pursuant to (d) above (cannot include any mandatory suspension of contributions restriction):

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

38

vesting schedule addendum

for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)	☐	Pre-EGTRRA Vesting Schedule Applies to Matching Employer Contributions made for Plan Years beginning before the EGTRRA Effective Date

	(1)	The following vesting schedule applies to Matching Employer Contributions made for Plan Years beginning before the EGTRRA effective date specified in (a)(2) below:

Years of Vesting Service	Vested Interest

	(2)	The EGTRRA effective date is: _________

(b)	☑	Preserve Prior Vesting Schedule

	(1)	A vesting schedule different from the vesting schedule selected in Section 1.16 applies to the Participants and contributions described below.

		(A)	The following vesting schedule applies to the class of Participants described in (b)(1)(B) and the contributions described in (b)(1)(C) below:

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

39

Years of Vesting Service	Vested Interest
0	0
1	25
2	50
3	75
4	100
5	100
6	100
7	100

	(B)	The vesting schedule specified in (b)(1)(A) above applies to the following class of Participants:

Purafil Employees hired prior to 6/01/2010.

	(C)	The vesting schedule specified in (b)(1)(A) above applies to the following contributions:

Nonelective Employer Contributions

Discretionary Matching Employer Contributions

(2)	☑	Additional different vesting schedule.

		(A)	The following vesting schedule applies to the class of Participants described in (b)(2)(B) and the contributions described in (b)(2)(C) below:

Years of Vesting Service	Vested Interest
0	0
1	10
2	20
3	40
4	60
5	100

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

40

	(B)	The vesting schedule specified in (b)(2)(A) above applies to the following class of Participants:

Avon Bearings Corporation Employees hired prior to 6/01/2010.

	(C)	The vesting schedule specified in (b)(2)(A) above applies to the following contributions:

Discretionary Matching Employer Contributions

Nonelective Employer Contributions

(3)	☑	Additional different vesting schedule.

	(A)	The following vesting schedule applies to the class of Participants described in (b)(3)(B) and the contributions described in (b)(3)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)	The vesting schedule specified in (b)(3)(A) above applies to the following class of Participants:

Any participant entitled to a Supplemental Employer Contribution for the plan year ending 12/31/2010.

(C)	The vesting schedule specified in (b)(3)(A) above applies to the following contributions:

Supplemental Employer Contribution

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

41

additional provisions addendum

for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)	Additional Provision(s) – The following provisions supplement and/or, to the degree described herein, supersede other provisions of this Adoption Agreement in the following manner:

	(1)	The following is added at the end of Subsection 1.09(a)(2) as a new Subsection 1.09(a)(3):

		(3)	Eligibility Requirements - Only Eligible Employees who have satisfied the age and Eligibility Service requirements specified in Subsections 1.04(a) and (b).

	(2)	The following replaces Subsection 1.12(b):

(b)
Discretionary Formula - The Employer may decide each Contribution Period whether to make a discretionary Nonelective Employer Contribution on behalf of “eligible” Participants in accordance with Section 5.10 of the Basic Plan Document. Such contributions shall be allocated to “eligible” Participants based upon the following:

		(4)	☑
Cross-Tested Allocation Formula – Participant Group Allocation Method –The Nonelective Employer Contribution is allocated first at the Employer’s discretion among the employee groups with the same allocation rate, as identified below. The amount allocated to each such group shall then be allocated among the “eligible” Participants within such group in the ratio that each “eligible” Participant’s Compensation for the Plan Year bears to the total Compensation paid to all “eligible” Participants within the group.

(A)
Employee Groups – “Eligible” Participants will be divided into the following allocation groups (one or more) with each “eligible” Participant within the allocation group having the same allocation rate. (Identify each allocation group by category of eligible employee, including both Highly Compensated and Non-Highly Compensated Employees. No “eligible” Participant may be assigned to more than one allocation group.)

Population Group 1

See the Superseding Provisions Addendum.

Note: The specific categories of “eligible” Participants should be such that resulting allocations are provided pursuant to a definite predetermined formula that complies with Treasury Regulations Section 1.401-1(b)(1)(ii).

				(B)	Limitations on Allocation Groups – In no event will the number of allocation groups specified in (a) above be greater than the maximum permitted number of allocation rates, as determined below:

(i)
The maximum permitted number of allocation rates is equal to the sum of (i) the allowable number of allocation rates for “eligible” Participants who are Highly Compensated Employees plus (ii) the allocable number of allocation rates for “eligible” Participants who are Non-Highly Compensated Employees.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

42

(ii)
The allowable number of allocation rates for “eligible” Participants who are Highly Compensated Employees is equal to the number of “eligible” Participants who are Highly Compensated Employees, not to exceed 25.

(iii)
The allowable number of allocation rates for “eligible” Participants who are Non-Highly Compensated Employees is equal to the following, based on the number of “eligible” Participants who are Non-Highly Compensated Employees:

			(I)	If only 1 or 2 “eligible” Participants are Non-Highly Compensated Employees: 1

			(II)	If 3-8 “eligible” Participants are Non-Highly Compensated Employees: 2

			(III)	If 9-11 “eligible” Participants are Non-Highly Compensated Employees: 3

			(IV)	If 12-19 “eligible” Participants are Non-Highly Compensated Employees: 4

			(V)	If 20-29 “eligible” Participants are Non-Highly Compensated Employees: 5

(VI)
If 30 or more “eligible” Participants are Non-Highly Compensated Employees: the quotient, not to exceed 25, determined by dividing the number of “eligible” Participants who are Non-Highly Compensated Employees by 5, rounded down to the next whole number if the quotient is not a whole number.

Note: The allocation formula in Option 1.12(b)(4) above will be tested for compliance with the nondiscrimination requirements under Code Section 401(a)(4) on the basis of the normal retirement benefit provided by the contribution (cross-testing) in accordance with regulations issued under Code Section 401(a)(4). Standard mortality and interest rate assumptions under Treasury Regulations Section 1.401(a)(4)-12 will be used for this purpose.

Note: The requirements of Treasury Regulations Section 1.401(k)-1(a)(6) (describing what constitutes a cash or deferred arrangement with respect to Self-Employed Individuals) applies to the allocation formula under this Option. Therefore, the allocation formula should be structured so that application of the formula does not create a cash or deferred arrangement with respect to a Self-Employed Individual (e.g., by permitting partners to directly or indirectly vary the amount of contribution made on their behalf).

	(C)	The gateway rule for availability of cross-testing under Code Section 401(a)(4) shall be satisfied using the following:

		(i)	Minimum allocation gateway - each “eligible” Participant who is a Non-Highly Compensated Employee for the Plan year will receive an allocation equal to at least 5% of Compensation or, if less, 1/3 of the allocation rate of the Highly Compensated Employee with the highest allocation rate for the Plan Year.

(3)	In addition to any other options selected in Subsection 1.15, the following applies:

(e)
A Participant who satisfies the requirements in effect under the Plan prior to its conversion to a Fidelity Basic Plan Document No. 14 Adoption Agreement, as described below, shall be deemed disabled under the Plan:

A Participant’s inability for five consecutive months to perform the Participant’s usual duties for the Employer due to injury or disease, determined by a physician or other evidence selected by the Benefits Committee appointed by the Board of Directors of Kaydon Corporation.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

43

(4)	The following is added at the end of Subsection 1.20(a) as a new Subsection 1.20(a)(1):

	(1)	☑
In-Kind Distribution of Employer Stock. To the extent that a Participant’s Account is invested in Employer Stock, as defined in Section 20.12 of the Basic Plan Document, a Participant may elect to receive distribution of his Account under the lump sum payment method in shares of Employer Stock instead of in cash.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

44

superseding provisions addendum

for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

(a)	Superseding Provision(s) – The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document in the manner described:

The Employer amends the Plan as set forth below, effective as of June 1, 2010, unless otherwise noted below. The term BPD as used below refers to Fidelity Basic Plan Document No. 14 (a Fidelity Volume Submitter Plan) and the term “AA” refers to Adoption Agreement No. 001 for use with the BPD. The term “Plan” refers to the Kaydon Corporation Employee Stock Ownership Plan as amended and restated onto the BPD and AA effective June 1, 2010.

     1.  The first paragraph of Section 2.01(k) of the BPD (as further amended by the Addendum for the 415 2007 Final Regulations) is replaced with the following definition of Compensation, and Section 1.05(a) of the AA and Section 5.02 of the BPD are superseded to the extent they are inconsistent with this definition:

          (k) “Compensation” means an Eligible Employee’s wages, salaries, and fees for professional services and other amounts received (whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulations Section 1.62-2(c)) actually paid and includable in gross income for the Limitation Year in accordance with Regulations Section 1.415(c)-2(d)(2).

                                   (1)          Inclusions. Compensation includes:

                                   (A) Elective Contributions. Elective contributions that are excluded from gross income by Code Sections 125, 132(f)(4), 402(g)(3) or 457;

                                   (B) Deemed Section 125 Compensation. Elective contributions for payment of group health coverage that are not available to a Participant in cash because the Participant is unable to certify to alternative health coverage but only if the Employer does not request or collect information regarding the Participant’s alternative health coverage as part of the enrollment process for the group health plan;

                                   (C) Compensation Paid after Employment Terminates. The following amounts provided they are paid by the later of 2 1/2 months after the Participant’s employment terminates or the end of the Limitation Year that includes the date of termination:

                                         (i) Regular Compensation. Regular compensation for services performed during the Participant’s regular working hours, or compensation for services performed outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar payments, provided they would have been made had the Participant continued in employment with the Employer;

                                         (ii) Leave Cashouts. Payments made for unused accrued bona fide sick, vacation, or other leave that the Participant would have been able to use if employment had continued.

                                   (2)          Exclusions. Compensation excludes:

                                                  (A) Medical/Disability Benefits. Amounts described in Code Sections 104(a)(3), 105(a), or 105(h), but only to the extent the amounts are includable in the gross income of the Employee;

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

45

                                                  (B) Moving Expenses. Amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee, but only to the extent that at the time of payment it is reasonable to believe that the amounts are not deductible by the Employee under Code Section 217;

                                                  (C) Nonqualified Stock Options.

                                                       (i) Year of Grant. The value of a nonqualified stock option granted to an Employee, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted; and

                                                       (ii) Year of Exercise. Amounts realized from the exercise of a nonqualified stock option;

                                                  (D) Qualified Stock Option. Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option;

                                                  (E) Section 83 Property. Amounts includable in the gross income of the Employee upon making an election under Code Section 83(b) with respect to property received for services or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

                                                  (F) Constructive Receipt. Amounts includable in the gross income of the Employee under Code Sections 409A or 457(f)(1)(A) or because the amounts are constructively received by the Employee;

                                                  (G) Contributions/Distributions. Contributions to a plan of deferred compensation (including a simplified employee pension plan described in 408(k) or a simple retirement account described in 408(p)) that are not includable in the Employee’s gross income for the taxable year in which contributed and any distributions from a plan of deferred compensation (whether or not qualified); and

                                                  (H) Other Amounts. Other amounts that received special tax benefits such as premiums for group-term life insurance (but only to the extent the premiums are not includable in the gross income of the Employee).

     2.  The following is added at the end of Subsection 1.07(b) as a new Subsection 1.07(c):

          (c) Exceptions to Automatic Enrollment Contribution Provisions. The Automatic Enrollment Contribution provisions in Subsection 1.07(a)(6) of the AA and Section 5.03(c) of the BPD are inapplicable to the following groups: (1) Temporary Employees, (2) Baltimore Collectively Bargained Employees, (3) ITI Collectively Bargained Employees, (4) Muskegon Collectively Bargained Employees and (5) Employees of Ace Controls, Inc., Avon Bearings Corporation and Purafil, Inc. The application of the Automatic Enrollment Contribution provisions to an Employee shall be determined based on the Employee’s status at the time the Employee first becomes eligible to participate in the Plan even if the Employee later transfers employment to another group of Employees.

     3.  The following Section 1.12A is added to the Adoption Agreement as a new Section to authorize another type of discretionary nonelective employer contribution:

          1.12A Supplemental Employer Contribution

          The Employer may, but shall not be required to, make a Supplemental Employer Contribution for the Contribution Period. The Contribution Period for this purpose shall be the Plan Year ending on December 31, 2010. For purposes of this Section 1.12A, an “eligible” Participant means a Participant who is an Active Participant during the Contribution Period. There are no continuing eligibility requirements for an “eligible” Participant to receive the Supplemental Employer Contribution.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

46

          The Employer may determine to contribute different amounts, or make no contribution, for separate classifications of Participants. For purposes of the preceding sentence, each “eligible” Participant shall be considered to be a separate classification. Subject to the following sentence, the discretionary Supplemental Employer Contribution for a Plan Year shall be allocated to the account of each “eligible” Participant in the proportion that the Compensation of each “eligible” Participant bears to the Compensation of all “eligible” Participants for the Contribution Period. If different contributions are made for separate classifications of Participants for a Contribution Period, the discretionary Supplemental Contribution shall be allocated to the account of each “eligible” Participant who is a part of the classification in the amount contributed for that classification.

          The Employer shall identify the type and amount of each Supplemental Employer Contribution for the Contribution Period by written communication to the Trustee on or before the date final allocations are performed for the Contribution Period.

          The nondiscrimination requirements described below under (4) Discretionary Cross Tested Allocated Formula shall apply to the Supplemental Employer Contribution as described under that provision.

          4. Subsection 1.12(b) as amended by the Additional Provisions Addendum is replaced in its entirety by the following:

          (4) [x] Discretionary Cross Tested Allocation Formula. The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution. The Employer may determine to contribute different amounts, or make no contribution, for separate classifications of Participants. For purposes of the preceding sentence, each “eligible” Participant shall be considered to be a separate classification. Subject to the following sentence, the discretionary Nonelective Employer Contribution for a Plan Year shall be allocated to the account of each “eligible” Participant in the proportion that the Compensation of each “eligible” Participant bears to the Compensation of all “eligible” Participants for the Contribution Period. If different contributions are made for separate classifications of Participants for a Contribution Period, the discretionary Nonelective Employer Contribution shall be allocated to the account of each “eligible” Participant who is a part of the classification in the amount contributed for that classification.

                              If the Employer has determined to make different Nonelective or Supplemental Employer Contributions for separate classifications of “eligible” Participants and this Plan must meet the nondiscrimination requirements of Code Section 401(a)(4) on a benefits basis under Regulations Section 1.401(a)(4)-8(b)(1) for a Plan Year, the allocation rate for that Plan Year for each “eligible” Participant who receives a Nonelective or Supplemental Employer Contribution (or the top-heavy minimum Employer Contribution in accordance with Section 15.03 of the Basic Plan Document) and who is a Non-Highly Compensated Employee shall be not less than the lesser of (i) one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate for the Plan Year or (ii) 5% of the “eligible” Participant’s Compensation received for the portion of the Plan Year that the Employee is a Participant. A Participant’s allocation rate is the percentage obtained by dividing the “eligible” Participant’s allocation for the Plan Year derived from employer contributions (other than Deferral Contributions, Matching Employer Contributions, and Qualified Matching Employer Contributions) and forfeitures by the Participant’s Compensation for the Plan Year. If necessary, the Employer shall make an additional contribution to provide this minimum allocation.

          5. Subsections (a)(11) and (a)(11)(A) of the Interim Legal Compliance Snap Off Addendum to the AA only apply to the Purafil, Inc. 401(k) Profit Sharing Plan that is being merged into the Plan effective June 1, 2010 because that rule was not in the other plans being merged prior to June 1, 2010.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

47

Volume Submitter Defined Contribution Plan

ADDENDUM TO ADOPTION AGREEMENT

Fidelity Basic Plan Document No. 14

RE: Pension Protection Act of 2006,

The Heroes Earnings Assistance and Relief Act of 2008,

The Worker, Retiree and Employee Recovery Act of 2008

And Code Sections 401(k) and 401(m) 2009 Proposed Regulations

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

Fidelity 5-digit Plan Number: 01817

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the Pension Protection Act of 2006 (the “PPA”). This amendment is intended as good faith compliance with the PPA and is to be construed in accordance with applicable guidance. Except as otherwise provided below, this amendment shall be effective with respect to Fidelity’s Volume Submitter plan for Plan Years beginning after December 31, 2006.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment. (Execution of this PPA Addendum is not required unless one of (a) through (h) is being selected below and no provision of this PPA Addendum will be interpreted to supersede the provisions of the Plan unless selected below.)

(a)	☐
In-service, Age 62 Distribution of Money Purchase Benefits. A Participant who has attained at least age 62 shall be eligible to elect to receive a distribution of benefit amounts accrued as a result of the Participant’s participation in a money purchase pension plan (either due to a merger into this Plan of money purchase pension plan assets and liabilities or because this Plan is a money purchase pension plan), if any. This subsection (a) shall be effective to permit such distributions on and after the following effective date: ________________ (can be no earlier than the first day of the first plan year beginning after December 31, 2006).

(b)	☐	Automatic Enrollment Contributions. (Choose only if selecting (d) or (e) below.)

(1)
Adoption of Automatic Enrollment Contributions. Beginning on the effective date of this paragraph (1), as provided in paragraph (A) below (the “Automatic Enrollment Effective Date”) and subject to the remainder of this Subsection (b), unless an Eligible Employee affirmatively elects otherwise, his Compensation will be reduced by _____% (except as such percentage may be modified for certain Eligible Employees through the Additional Provisions Addendum to the Adoption Agreement, the “Automatic Enrollment Rate”), such percentage to be increased in accordance with Subsection (c) (if applicable), for each payroll period in which he is an Active Participant, beginning as indicated in (2) below, and the Employer will make a pre-tax Deferral Contribution in such amount on the Participant’s behalf in accordance with the provisions of Section 5.03 of the Basic Plan Document (an “Automatic Enrollment Contribution”).

		(A)	Automatic Enrollment Effective Date: ____________________

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

48

(B)
If the Plan had an automatic contribution arrangement before the Automatic Enrollment Effective Date provided in (A) above (the “Pre-existing Arrangement”), the effective date of the Pre-existing Arrangement was: ____________________________.

Please also check (i) and/or (ii) below if applicable:

		(i)	☐	The Pre-existing Arrangement was a Qualified Automatic Contribution Arrangement described in Code section 401(k)(13)(B).

		(ii)	☐	The Pre-existing Arrangement was an Eligible Automatic Contribution Arrangement described in Code section 414(w)(3).

(2)	With respect to an affected Participant, Automatic Enrollment Contributions will begin as soon as administratively feasible on or after (check one):

	(A)	☐	The Participant’s Entry Date.

	(B)	☐	_______ (minimum of 30) days following the Participant’s date of hire, but no sooner than the Participant’s Entry Date.

Within a reasonable period ending no later than the day prior to the date Compensation subject to the reduction would otherwise become available to the Participant, an Eligible Employee may make an affirmative election not to have Automatic Enrollment Contributions made on his behalf. If an Eligible Employee makes no such affirmative election, his Compensation shall be reduced and Automatic Enrollment Contributions will be made on his behalf in accordance with the provisions of this Subsection (b), and Subsection (c), if applicable, until such Active Participant elects to change or revoke such Deferral Contributions as provided in Subsection 1.07(a)(1). Automatic Enrollment Contributions shall be made only on behalf of Active Participants who are first hired by the Employer on or after the Automatic Enrollment Effective Date and do not have a Reemployment Commencement Date, unless otherwise provided below.

(3)	☐
Additionally, subject to the Note below, unless such affected Participant affirmatively elects otherwise within the reasonable period established by the Plan Administrator, Automatic Enrollment Contributions will be made with respect to the Employees described below. (Check all that apply).

	(A)	☐
Inclusion of Previously Hired Employees. On the later of the date specified in Subsection (b)(2) with regard to such Eligible Employee or as soon as administratively feasible on or after the 30th day following the Notification Date specified in (iii) below, Automatic Enrollment Contributions will begin for the following Eligible Employees who were hired before the Automatic Enrollment Effective Date and have not had a Reemployment Commencement Date. (Check (i) or (ii), complete (iii), and complete (iv), if applicable).

		(i)	☐
Unless otherwise elected in (iv) below, all such Employees who have never had a Deferral Contribution election in place. If the Employer has elected a QACA in Subsection (d) below, then for the effective date of this election, all Participants for whom contributions are being made pursuant to an automatic contribution arrangement at a percentage not at least equal to the rate specified above (or the limit of automatic increase(s) as specified in Subsection (c)(2) below, if greater) will be automatically enrolled on the 30th day following the Notification Date at the rate given in Subsection (b)(1) above.

		(ii)	☐
Unless otherwise elected in (iv) below, all such Employees who have never had a Deferral Contribution election in place and were hired by the Employer before the Automatic Enrollment Effective Date, but after the following date: _______________.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

49

			(iii)	Notification Date: ______________.

			(iv)	☐
In addition to the group of Employees elected in (i) or (ii) above, any Employee described in (i) or (ii) above, as applicable, even if he has had a Deferral Contribution election in place previously, provided he is not suspended from making Deferral Contributions pursuant to the Plan and has a deferral rate of zero on the Notification Date. If the Employer has elected a QACA in Subsection (d) below, then for the effective date of this election, all Participants not deferring a percentage at least equal to the rate specified above (or the limit of automatic increase(s) as specified in Subsection (c)(2) below, if greater) will be automatically enrolled on the 30th day following the Notification Date at the rate given in Subsection (b)(1) above.

		(B)	☐
Inclusion of Rehired Employees. Unless otherwise stated herein, each Eligible Employee having a Reemployment Commencement Date on the Automatic Enrollment Effective Date. If Subsection (b)(3)(A)(ii) is selected, only such Employees with a Reemployment Commencement on or after the date specified in Subsection (b)(3)(A)(ii) will be automatically enrolled. If Subsection (b)(3)(A) is not selected, only such Employees with a Reemployment Commencement on or after the Automatic Enrollment Effective Date will be automatically enrolled. If Subsection (b)(2)(B) has been elected above, for purposes of Subsection (b)(2) only, such Employee’s Reemployment Commencement Date will be treated as his date of hire.

(c)	☐
Automatic Deferral Increase (Choose only if Automatic Enrollment Contributions are elected in Subsection (b) above) - Unless an Eligible Employee affirmatively elects otherwise after receiving appropriate notice, Deferral Contributions for each Active Participant having Automatic Enrollment Contributions made on his behalf shall be increased annually by the (whole number) percentage of Compensation stated in (1) below until the deferral percentage stated in Section 1.07(a)(1) is reached (except that the increase will be limited to only the percentage needed to reach the limit stated in Section 1.07(a)(1), if applying the percentage in (1) would exceed the limit stated in Section 1.07(a)(1)), unless the Employer has elected a lower percentage limit in Subsection (c)(2) below.

(1)
Increase by _______% (except as such percentage may be modified for certain Eligible Employees through the Additional Provisions Addendum to the Adoption Agreement, but not to exceed 10%) of Compensation. Such increased Deferral Contributions shall be pre-tax Deferral Contributions regardless of any election made by the Participant to have any portion of his Deferral Contributions treated as a Roth 401(k) Contribution.

	(2)	☐	Limited to _______% of Compensation (not to exceed the percentage indicated in Subsection 1.07(a)(1)).

	(3)	The Automatic Deferral Increase for each Participant still subject to it pursuant to Section 5.03(c) of the Basic Plan Document shall occur:

		(A)	☐	On each anniversary of such Participant’s automatic enrollment date pursuant to (b)(2) or (b)(3) above, as applicable.

		(B)	☐	Except if selected below with regard to the first such annual increase, each year on the following date: ______________

(i) ☐ The automatic deferral increase shall not apply to a Participant within the first six months following the automatic enrollment date pursuant to (b)(2) or (b)(3) above, as applicable.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

50

(d)	☐
Qualified Automatic Contribution Arrangement. The automatic contribution arrangement described in Sections (b) and (c) (if applicable) of this Addendum shall constitute a qualified automatic contribution arrangement described in Code Section 401(k)(13) (“QACA”), initially effective as of the following date: _________________________(can be no earlier than the first day of the first plan year beginning after December 31, 2007).

	(1)	☐	QACA Matching Employer Contribution Formula. Matching Employer Contributions used to satisfy the QACA must vest at least as rapidly as 100% once the Participant is credited with two Years of Service.

		(A)	☐		100% of the first 1% of the Active Participant’s Compensation contributed to the Plan and 50% of the next 5% of the Active Participant’s Compensation contributed to the Plan.

Note: If the Employer selects this formula and does not elect Subsection 1.11(b) (or Subsection 1.11(f) through the Additional Provisions Addendum, as appropriate), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the “ACP” test. (Employee Contributions must still be tested for “ACP” test purposes.)

		(B)	(i)	☐	Other Enhanced Match: ___% of the first ___% of the Active Participant’s Compensation contributed to the Plan,

___% of the next __% of the Active Participant’s Compensation contributed to the Plan,

___% of the next __% of the Active Participant’s Compensation contributed to the Plan.

Note: To satisfy the safe harbor contribution requirement for the “ADP” test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching employer contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions that would be made under the percentages described in (d)(1)(A) of this Addendum.

			(ii)	☐
The formula in (i) of this paragraph (B) is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions. (Employee Contributions must still be tested for “ACP” test purposes.)

		(C)	☐	Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

	(2)	☐	QACA Nonelective Employer Contribution. Nonelective Employer Contributions used to satisfy the QACA must vest at least as rapidly as 100% once the Participant is credited with two Years of Service.

		(A)	☐		For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ____% (not less than 3% nor more than 25%) of such Active Participant’s Compensation.

		(B)	☐
The Employer may decide each Plan Year whether to amend the Plan by electing and completing (i) below to provide for a contribution on behalf of each eligible Active Participant in an amount equal to at least 3% of such Active Participant’s Compensation.

Note: An employer that has selected paragraph (B) above must amend the Plan by electing (i) below no later than 30 days prior to the end of each Plan Year for which the QACA Nonelective Employer Contributions are being made.

			(i)	☐
For the Plan Year beginning _____, the Employer shall contribute for each eligible Active Participant an amount equal to ____% (not less than 3% nor more than 25%) of such Active Participant’s Compensation.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

51

		(C)	☐	QACA Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

		(D)	☐
The employer has elected to make Matching Employer Contributions under Subsection 1.10 of the Adoption Agreement, if any, that are intended to meet the requirements for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions.

	(3)	☐	The Plan previously had a QACA, but the Plan was amended to remove the QACA effective: _______________.

(e)	☐
Eligible Automatic Contribution Arrangement. The automatic contribution arrangement described in Sections (b) and (c) (if applicable) of this Addendum shall constitute an eligible automatic enrollment arrangement described in Code Section 414(w) (“EACA”), effective as of the following date: ____________________ (can be no earlier than the first day of the first plan year beginning after December 31, 2007).

	(1)	☐
Permissible Withdrawal. A Participant who has made an Automatic Enrollment Contribution pursuant to the EACA (an “EACA Participant”) shall be eligible to elect to withdraw the amount attributable to such Automatic Enrollment Contribution pursuant to the following rules:

(A)
The EACA Participant must make any such election within ninety days of his automatic enrollment date pursuant to (b)(2) or (b)(3) above, as applicable. Upon making such an election, the EACA Participant’s Deferral Contribution election will be set to zero until such time as the EACA Participant’s Deferral Contribution rate has changed pursuant to Section 1.07(a)(1) or this Addendum.

(B)
The amount of such withdrawal shall be equal to the amount of the EACA Deferrals through the end of the fifteen day period beginning on the date the Participant makes the election described in (A) above, adjusted for allocable gains and losses to the date of such withdrawal.

(C)
Any amounts attributable to Employer Matching Contributions allocated to the Account of an EACA Participant with respect to EACA Deferrals that have been withdrawn pursuant to this Section (e)(1) shall be forfeited. In the event that Employer Matching Contributions would otherwise be allocated to the EACA Participant’s Account with respect to EACA Deferrals that have been so withdrawn, the Employer shall not contribute such Employer Matching Contributions to the Plan.

(2)
An Active Participant who is otherwise covered by the EACA but who makes an affirmative election regarding the amount of Deferral Contributions shall remain covered by the EACA solely for purposes of receiving any required notice from the Plan Administrator in connection with the EACA and for purposes of determining the period applicable to the distribution of certain excess contributions pursuant to Sections 6.04 and 6.07 of the Basic Plan Document.

	(3)	☐
The Plan previously allowed the Permissible Withdrawal described in (e)(1) above, but the Plan was amended to remove the Permissible Withdrawal effective for Participants automatically enrolled on or after the following date: ________________________.

(f)	☐
Coverage under the QACA and/or EACA. The QACA and/or EACA described in the previous sections of this PPA Addendum shall cover only those Active Participants eligible to affirmatively elect to make Deferral Contributions described below (Check all that apply. If Option (e)(1), Permissible Withdrawal, has been selected by the Employer, then all Employees subject to an automatic enrollment arrangement through the Plan must be covered by the EACA.):

	(1)	☐
Those who are not employees of an unrelated employer listed in Section (c) of the Participating Employers Addendum and are not collectively bargained employees, as defined in Treasury Regulation section 1.410(b)-6(d)(2).

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

52

	(2)	☐
Those who are not employees of an unrelated employer listed in Section (c) of the Participating Employers Addendum and are collectively bargained employees, as defined in Treasury Regulation section 1.410(b)-6(d)(2), except for those covered under the following collective bargaining agreement(s): _________________________________.

	(3)	☐ Those who are employees of an unrelated employer listed in Section (c) of the Participating Employers Addendum, except as provided in (A) below if selected.

(A) ☐
Employees of the following unrelated employer(s) listed in Section (c) of the Participating Employers Addendum shall not be covered by the QACA and/or EACA:
____________________________________________________________________________________________________
__________________________________________________________________________________________________.

Note: In the event the Plan’s automatic contribution arrangement is both an EACA and a QACA, the Employer’s elections in this subsection (f) apply to both the EACA and the QACA.

(g)	☑
Qualified Reservist Distribution. A Participant called to active duty after September 11, 2001 for a period that is either indefinite or to exceed 179 days and the Participant takes the distribution between the date of the call to active duty and the close of the active duty period. The distribution may be made only from amounts attributable to 401(k) deferrals and is exempt from the 10% income tax penalty that would otherwise apply if the Participant has not yet attained age 59-1/2. The PPA would further permit the Participant to repay the distribution to an IRA only (not to the plan) within two years after the end of the active duty period. This subsection (g) shall be effective to permit such distributions after the following date: ________________ (can be no earlier than September 11, 2001).

(h)	☐	Change to Addendum Provisions. The Employer has amended the provisions of Subsection (a), (b), (c), (d), (e), (f) and/or (g) to be as indicated above.

Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of ________________, ______.

Employer: Kaydon Corporation		Employer: Kaydon Corporation

By:		By:

Title:		Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:		Date:

Title:	Authorized Signatory

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

53

effective dates for interim legal compliance snap off addendum for

Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan

Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), Treasury regulations under Code Section 401(a)(9) (“401(a)(9) Regulations”), final Treasury regulations under Code Section 401(k) (“final 401(k) Regulations”), and final Treasury regulations under Code Section 401(m) (“final 401(m) Regulations”), the following provisions shall apply effective as of the dates set forth below:

(a)
EGTRRA Compliance - Unless a later date is specified below, the following changes for compliance with EGTRRA were effective as of the first day of the first Plan Year beginning on or after January 1, 2002:

(1)
Code Section 401(a)(17) Compensation Limit – The dollar limitation on compensation used to calculate contributions, apply the limitations in effect under Code Section 415, apply the ADP and ACP tests, and apply the top-heavy rules was increased to $200,000, as adjusted.

	(2)	☑	Catch-Up Contributions – Unless a later date is specified below, the Plan was amended to provide for Catch-Up Contributions.

		(A)	☐	Later Effective Date. Catch-Up Contributions were permitted after the first day of the first Plan Year beginning on or after January 1, 2002:

Later effective date: _____________ (month/day/year)

		(B)	☐	Discontinuation of Catch-Up Contributions. Catch-Up Contributions were discontinued effective as of: _______________ (month/day/year)

(3)
Rollovers of After-Tax Contributions to the Plan –Unless otherwise specified below, the Plan accepted direct rollovers of after-tax employee contributions from plans qualified under Code Section 401(a).

		(A)	☐	Rollovers of After-Tax Contributions Never Permitted. The Plan has never accepted direct rollovers of after-tax employee contributions.

		(B)	☐	Later Effective Date. The Plan did not accept direct rollovers of after-tax employee contributions until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ______________________________ (month/day/year)

		(C)	☐	Discontinuation of After-Tax Rollovers. The Plan ceased to accept direct rollovers of after-tax employee contributions effective as of: __________ (month/day/year)

(4)
Rollovers from Other Eligible Retirement Plans – Unless otherwise specified below, in addition to accepting Rollover Contributions from plans qualified under Code Section 401(a) or 403(a), the Plan was amended to accept Rollover Contributions from annuity contracts described in Code Section 403(b) (excluding after-tax employee contributions), eligible plans under Code Section 457(b) maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, and individual retirement accounts or annuities described in Code Section 408(a) or 408(b).

		(A)	☐
The Plan did not accept Rollover Contributions from annuity contracts described in Code Section 403(b) (excluding after-tax employee contributions) until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ______________________________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

54

	(B)	☐
The Plan did not accept Rollover Contributions from an eligible plans under Code Section 457(b) maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ______________________________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

	(C)	☐
The Plan did not accept Rollover Contributions from individual retirement accounts or annuities described in Code Section 408(a) or 408(b) until a date later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ______________________________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(5)
Multiple Use Test – To the extent applicable, the provisions of the Plan proscribing multiple use of the alternative limitations under Code Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii), as provided in Treasury Regulations Section 1.401(m)-2, were deleted.

(6)	415 Limitations – The Plan was amended to reflect the Code Section 415 limitations in effect under EGTRRA, as described in Section 6.12 of the Basic Plan Document.

(7)	☐
Vesting of Matching Employer Contributions – Except as otherwise specified below, the Plan was amended to change the vesting schedule applicable to Matching Employer Contributions to comply with EGTRRA for Participants who complete an Hour of Service on or after the effective date. Unless otherwise elected below, the amended vesting schedule applies to all accrued benefits derived from Matching Employer Contributions.

	(A)	☐
Delayed Effective Date for Bargained Plan. The Plan was maintained pursuant to one or more collective bargaining agreements ratified by June 1, 2001 and the effective date of the revised vesting schedule was later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ___________ (month/day/year) (cannot be later than the earlier of (i) January 1, 2006 or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after June 1, 2001) or January 1, 2002)

	(B)	☐
Grandfathered Application of Prior Vesting Schedule. The vesting schedule in effect before the amendment continues to apply to the portion of a Participant’s accrued benefit derived from Matching Employer Contributions made to the Plan for a Plan Year beginning before the effective date.

(8)
Loans by Owner-Employees and Shareholder-Employees – If the Plan provided for loans to Participants from Plan assets, the Plan was amended to eliminate the restriction on loans to owner-employees, as defined in Code Section 401(c)(3), and shareholder-employees, as defined in ERISA Section 408(d)(3).

(9)
Hardship Withdrawals – Suspension of Contributions – Except as otherwise specified below, if the Plan provided for hardship withdrawals in accordance with the safe harbor in Treasury Regulations Section 1.401(k)-1(d)(2)(iv)(B), the Plan was amended to change the suspension period applicable to elective contributions and employee contributions from 12 months to 6 months.

	(A)	☐	Delayed Effective Date. The change in the suspension period was effective later than the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ______________________________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

55

(10)
Hardship Withdrawals – Elimination of Reduction in 402(g) Limit – Except as otherwise specified below, if the Plan provided for hardship withdrawals in accordance with the safe harbor in Treasury Regulations Section 1.401(k)-1(d)(2)(iv)(B), the Plan was amended to eliminate the reduction in the Code Section 402(g) limit for calendar years beginning on and after January 1, 2002 with respect to Participants receiving a hardship withdrawal on or after January 1, 2001.

	(A)	☐
Delayed Effective Date. The reduction in the 402(g) limit was eliminated for calendar years beginning on and after January 1, ______________________ (cannot be later than the year following the date the Plan was restated onto a Fidelity Prototype or Volume Submitter) with respect to Participants receiving a hardship withdrawal on or after January 1st of the year prior to the year indicated in this Subsection (a)(10)(A).

(11)	☑
Distribution Upon Severance from Employment – The Plan was amended to permit distribution of Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, 401(k) Safe Harbor Matching Employer Contributions, and 401(k) Safe Harbor Nonelective Employer Contributions upon a Participant’s severance from employment rather than requiring a separation from service.

	(A)	☑	Delayed Effective Date. Distribution upon severance from employment was not permitted until after the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: 06/01/2010 (month/day/year)

	(B)	☐	Limitation on Rule. Distribution upon severance from employment was effective only for severances occurring after: _______________ (month/day/year)

(12)
Rollovers Out of the Plan – The Plan was amended to permit direct rollovers of “eligible rollover distributions” (as defined in Subsection 13.04(c) of the Basic Plan Document) from the Plan by the Participant, the Participant’s surviving spouse, or the Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order to any “eligible retirement plan” (as defined in Subsection 13.04(b) of the Basic Plan Document).

(13)
Top-Heavy Modifications – The Plan was amended to comply the top-heavy provisions with EGTRRA by: (i) modifying the definition of “key employee” as provided in Subsection 15.01(d) of the Basic Plan Document, (ii) including for purposes of the top-heavy determination any distribution made to an employee on account of severance from employment, death, disability, or termination of a plan during the one-year period ending on the “determination date”, as defined in Subsection 15.01(a) of the Basic Plan Document, and any other distribution made during the five-year period ending on the “determination date”, (iii) excluding for purposes of the top-heavy determination the accrued benefits and accounts of any individual who has not performed services for the 1-year period ending on the “determination date”, (iv) permitting matching contributions to be taken into account for purposes of satisfying the top-heavy minimum contribution requirement, and (v) providing that the top-heavy provisions are inapplicable for years in which a plan consists solely of a cash or deferred arrangement that meets the requirements of Code Section 401(k(12) and, if applicable, matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.

(14)	☐	Disregard Rollovers in Applying Cashout Rules – The Plan was amended to exclude Rollover Contributions in determining whether a Participant’s Account exceeded the cashout limit specified in the Plan.

	(A)	☐	Delayed Effective Date. Rollover Contributions were not excluded for cashout purposes until after the first day of the first Plan Year beginning on or after January 1, 2002:

Effective Date: ______________________________ (month/day/year)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

56

(B)
Rollover Contributions Included in Applying Cashout Rules. The Plan was further amended to include Rollover Contributions in determining whether a Participant’s Account exceeded the cashout limit specified in the Plan as of the date specified below:

Effective Date: ______________________________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(b)	401(a)(9) Regulations Compliance - The Plan was amended to comply with 401(a)(9) Regulations as follows:

	(1)	☑
Compliance with Proposed Regulations. The Plan was amended to apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed in January 2001 with respect to distributions made for the following calendar years:

		(A)	☐	2001 calendar year.

		(B)	☑	2002 calendar year.

(2)
Compliance with Final Regulations. Except as otherwise specified below, the Plan was amended to apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the final regulations under Code Section 401(a)(9) that were published in April 2002 with respect to distributions made for calendar years beginning on or after January 1, 2003.

		(A)	☐	Earlier Effective Date. Distributions were made in accordance with the final regulations for calendar years beginning on or after January 1, 2002.

(c)
Automatic Rollover Compliance - Except as otherwise specified below, if the Plan provided for cash outs of small benefits, effective as of March 28, 2005, the Plan was amended to comply with the automatic rollover rules of EGTRRA by reducing the cashout limit applicable to Participants to $1,000:

	(1)	☐
Instead of reducing the cashout limit, the Plan was amended to provide that mandatory distributions greater than $1,000 would be rolled over directly to an individual retirement plan designated by the Administrator.

		(A)	☐	The Plan was subsequently amended, as of the date specified below, to reduce the cashout limit to $1,000:

Effective Date: ______________________________ (month/day/year)

(d)
Final 401(k) and 401(m) Regulations Compliance - Unless a different date is specified below, the following changes for compliance with the final 401(k) and final 401(m) Regulations were effective as of the first day of the first Plan Year beginning on or after January 1, 2006:

	(1)	☐
Earlier Effective Date. The Plan was amended to comply with the final 401(k) and final 401(m) Regulations effective as of the first day of the following Plan Year: ______________ (cannot be later than the 2006 Plan Year)

Note: If an earlier Plan Year is selected above, it must have ended after December 29, 2004 and the Plan must have been operated in compliance with the final 401(k) and final 401(m) Regulations for the full Plan Year and all subsequent Plan Years.

(2)
Qualified Nonelective Contributions. Unless a later date is specified below, if the Plan provided for Qualified Nonelective Contributions (“QNECs”) to be allocated pursuant to a “bottoms up” or other formula that could violate the requirements of Treasury Regulations Section 1.401(k)-2(a)(6)(iv) or 1.401(m)-2(a)(6)(v) (excluding disproportionate QNECs in applying the ADP and ACP tests), the QNEC allocation formula was amended to comply with such regulations.

		(A)	☐	Later Effective Date. The QNEC allocation formula was amended after the general effective date for compliance with the final 401(k) and final 401(m) Regulations described above.

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

57

Effective Date: ______________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(3)
Gap Period Income. If not previously provided under the Plan, the Plan was amended to provide that for purposes of corrective distributions of “excess deferrals”, “excess contributions”, and “excess aggregate contributions”, income and loss on such amounts would be calculated for the gap period between the end of the “determination year” and the date of distribution.

(4)
Hardship Withdrawal Events. Unless a later date is specified below, if the Plan provided for hardship withdrawals upon the occurrence of a deemed immediate and heavy financial need, as described in Treasury Regulations, the Plan was amended to add the deemed needs described in Treasury Regulations Section 1.401(k)-1(d)(3)(iii)(B)(5) and (6) (funeral and casualty expenses).

		(A)	☐
Later Effective Date. The additional deemed immediate and heavy financial needs were amended after the general effective date for compliance with the final 401(k) and final 401(m) Regulations described above.

Effective Date: ______________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

(e)	☐	Roth 401(k) Contributions - Prior to the Adoption Agreement effective date specified in Subsection 1.01(g)(1), the Plan was amended to provide for Roth 401(k) Contributions.

	(1)	Effective Date. Unless a later effective date is specified below, Roth 401(k) Contributions were permitted beginning January 1, 2006.

		(A)	Later effective date ________________ (month/day/year) (cannot be prior to January 1, 2006)

	(2)	☐	Discontinuation of Roth 401(k) Contributions. Roth 401(k) Contributions were discontinued effective as of: ____________________ (month/day/year)

(f)	☐
Rollovers of Roth 401(k) Contributions - Prior to the Adoption Agreement effective date specified in Subsection 1.01(g)(1), the Plan was amended to permit rollovers of Roth Contributions into the Plan.

	(1)	☐
Direct Rollovers. Unless a later effective date is specified below, direct rollovers of Roth Contributions were permitted to be made to the Plan from an applicable retirement plan described in Code Section 402A(e)(1), subject to Code Section 402(c), beginning January 1, 2006.

		(A)	Later effective date: ________________ (month/day/year) (cannot be prior to January 1, 2006)

		(B)	☐ Discontinuation of Direct Rollovers. Direct rollovers of Roth Contributions were discontinued effective as of: _____________ (month/day/year)

	(2)	☐
Participant Rollovers. Unless a later effective date is specified below, “participant rollovers” of the taxable portion of a distribution of Roth Contributions were permitted to be made to the Plan from an applicable retirement plan described in Code Section 402A(e)(1). “Participant rollovers” are rollovers other than direct rollovers, as described in Code Section 401(a)(31).

		(A)	Later effective date: ________________ (month/day/year) (cannot be prior to January 1, 2006)

		(B)	☐
Discontinuation of Participant Rollovers. Direct rollovers of Roth Contributions were discontinued effective as of: _____________ (month/day/year) (cannot be later than the date the Plan was restated onto a Fidelity Prototype or Volume Submitter)

Plan Number 01817	01817-1273692138
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan

© 2008 FMR Corp.
All rights reserved.

58

Volume Submitter
Defined Contribution Plan

Fidelity Basic Plan Document No. 14

The CORPORATEplan for RetirementSM
© 2008 FMR Corp.
All rights reserved.

Kaydon Corporation Employee Stock Ownership and Thrift Plan.

PREAMBLE		1

ARTICLE 1. ADOPTION AGREEMENT		1

ARTICLE 2. DEFINITIONS		1

2.01.	Definitions	1
2.02.	Interpretation and Construction of Terms	10
2.03.	Special Effective Dates	10

ARTICLE 3. SERVICE		10

3.01.	Crediting of Eligibility Service	10
3.02.	Re-Crediting of Eligibility Service Following Termination of Employment	11
3.03.	Crediting of Vesting Service	11
3.04.	Application of Vesting Service to a Participant’s Account Following a Break in Vesting Service	11
3.05.	Service with Predecessor Employer	11
3.06.	Change in Service Crediting	11

ARTICLE 4. PARTICIPATION		12

4.01.	Date of Participation	12
4.02.	Transfers Out of Covered Employment	12
4.03.	Transfers Into Covered Employment	12
4.04.	Resumption of Participation Following Reemployment	12

ARTICLE 5. CONTRIBUTIONS		13

5.01.	Contributions Subject to Limitations	13
5.02.	Compensation Taken into Account in Determining Contributions	13
5.03.	Deferral Contributions	13
5.04.	Employee Contributions	15
5.05.	No Deductible Employee Contributions	15
5.06.	Rollover Contributions	15
5.07.	Qualified Nonelective Employer Contributions	16
5.08.	Matching Employer Contributions	17
5.09.	Qualified Matching Employer Contributions	17
5.10.	Nonelective Employer Contributions	18
5.11.	Vested Interest in Contributions	19
5.12.	Time for Making Contributions	19
5.13.	Return of Employer Contributions	20
5.14.	Frozen Plan	20

ARTICLE 6. LIMITATIONS ON CONTRIBUTIONS		20

6.01.	Special Definitions	20
6.02.	Code Section 402(g) Limit on Deferral Contributions	26
6.03.	Additional Limit on Deferral Contributions (“ADP” Test)	27
6.04.	Allocation and Distribution of “Excess Contributions”	28
6.05.	Reductions in Deferral Contributions to Meet Code Requirements	28
6.06.	Limit on Matching Employer Contributions and Employee Contributions (“ACP” Test)	28

The CORPORATEplan for RetirementSM
© 2008 FMR Corp.
All rights reserved.

i

6.07.	Allocation, Distribution, and Forfeiture of “Excess Aggregate Contributions”	30
6.08.	Income or Loss on Distributable Contributions	30
6.09.	Deemed Satisfaction of “ADP” Test	30
6.10.	Deemed Satisfaction of “ACP” Test With Respect to Matching Employer Contributions	32
6.11.	Changing Testing Methods	33
6.12.	Code Section 415 Limitations	34

ARTICLE 7. PARTICIPANTS’ ACCOUNTS		36

7.01.	Individual Accounts	36
7.02.	Valuation of Accounts	37

ARTICLE 8. INVESTMENT OF CONTRIBUTIONS		37

8.01.	Manner of Investment	37
8.02.	Investment Decisions	37
8.03.	Participant Directions to Trustee	38

ARTICLE 9. PARTICIPANT LOANS		38

9.01.	Special Definition	38
9.02.	Participant Loans	38
9.03.	Separate Loan Procedures	38
9.04.	Availability of Loans	38
9.05.	Limitation on Loan Amount	38
9.06.	Interest Rate	38
9.07.	Level Amortization	39
9.08.	Security	39
9.09.	Loan Repayments	39
9.10.	Default	39
9.11.	Effect of Termination Where Participant has Outstanding Loan Balance	40
9.12.	Deemed Distributions Under Code Section 72(p)	40
9.13.	Determination of Vested Interest Upon Distribution Where Plan Loan is Outstanding	40

ARTICLE 10. IN-SERVICE WITHDRAWALS		40

10.01.	Availability of In-Service Withdrawals	40
10.02.	Withdrawal of Employee Contributions	40
10.03.	Withdrawal of Rollover Contributions	41
10.04.	Age 59 1/2 Withdrawals	41
10.05.	Hardship Withdrawals	41
10.06.	Preservation of Prior Plan In-Service Withdrawal Rules	42
10.07.	Restrictions on In-Service Withdrawals	43

ARTICLE 11. RIGHT TO BENEFITS		43

11.01.	Normal or Early Retirement	43
11.02.	Late Retirement	43
11.03.	Disability Retirement	43
11.04.	Death	44
11.05.	Other Termination of Employment	44
11.06.	Application for Distribution	44
11.07.	Application of Vesting Schedule Following Partial Distribution	44
11.08.	Forfeitures	45
11.09.	Application of Forfeitures	45
11.10.	Reinstatement of Forfeitures	45

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11.11.	Adjustment for Investment Experience	46

ARTICLE 12. DISTRIBUTIONS		46

12.01.	Restrictions on Distributions	46
12.02.	Timing of Distribution Following Retirement or Termination of Employment	47
12.03.	Participant Consent to Distribution	47
12.04.	Required Commencement of Distribution to Participants	47
12.05.	Required Commencement of Distribution to Beneficiaries	47
12.06.	Whereabouts of Participants and Beneficiaries	49

ARTICLE 13. FORM OF DISTRIBUTION		49

13.01.	Normal Form of Distribution Under Profit Sharing Plan	49
13.02.	Cash Out Of Small Accounts	49
13.03.	Minimum Distributions	50
13.04.	Direct Rollovers	53
13.05.	Notice Regarding Timing and Form of Distribution	53
13.06.	Determination of Method of Distribution	54
13.07.	Notice to Trustee	54

ARTICLE 14. SUPERSEDING ANNUITY DISTRIBUTION PROVISIONS		54

14.01.	Special Definitions	54
14.02.	Applicability	55
14.03.	Annuity Form of Payment	55
14.04.	“Qualified Joint and Survivor Annuity” and “Qualified Preretirement Survivor Annuity” Requirements	55
14.05.	Waiver of the “Qualified Joint and Survivor Annuity” and/or “Qualified Preretirement Survivor Annuity” Rights	56
14.06.	Spouse’s Consent to Waiver	56
14.07.	Notice Regarding “Qualified Joint And Survivor Annuity”	57
14.08.	Notice Regarding “Qualified Preretirement Survivor Annuity”	57
14.09.	Former Spouse	57

ARTICLE 15. TOP-HEAVY PROVISIONS		57

15.01.	Definitions	57
15.02.	Application	59
15.03.	Minimum Contribution	59
15.04.	Determination of Minimum Required Contribution	60
15.05.	Accelerated Vesting	60
15.06.	Exclusion of Collectively-Bargained Employees	60

ARTICLE 16. AMENDMENT AND TERMINATION		61

16.01.	Amendments by the Employer that do Not Affect Volume Submitter Status	61
16.02.	Amendments by the Employer Adopting Provisions not Included in Volume Submitter Specimen Plan	61
16.03.	Amendment by the Volume Submitter Sponsor	61
16.04.	Amendments Affecting Vested Interest and/or Accrued Benefits	61
16.05.	Retroactive Amendments made by Volume Submitter Sponsor	62
16.06.	Termination and Discontinuation of Contributions	62
16.07.	Distribution upon Termination of the Plan	62
16.08.	Merger or Consolidation of Plan; Transfer of Plan Assets	62

ARTICLE 17. AMENDMENT AND CONTINUATION OF PRIOR PLAN; TRANSFER OF FUNDS TO OR FROM OTHER QUALIFIED PLANS		63

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17.01.	Amendment and Continuation of Prior Plan	63
17.02.	Transfer of Funds from an Existing Plan	63
17.03.	Acceptance of Assets by Trustee	64
17.04.	Transfer of Assets from Trust	65

ARTICLE 18. MISCELLANEOUS		66

18.01.	Communication to Participants	66
18.02.	Limitation of Rights	66
18.03.	Nonalienability of Benefits	66
18.04.	Qualified Domestic Relations Orders Procedures	66
18.05.	Application of Plan Provisions for Multiple Employer Plans	67
18.06.	Veterans Reemployment Rights	67
18.07.	Facility of Payment	67
18.08.	Information between Employer and/or Administrator and Trustee	67
18.09.	Effect of Failure to Qualify Under Code	67
18.10.	Directions, Notices and Disclosure	67
18.11.	Governing Law	68
18.12.	Discharge of Duties by Fiduciaries	68

ARTICLE 19. PLAN ADMINISTRATION		68

19.01.	Powers and Responsibilities of the Administrator	68
19.02.	Nondiscriminatory Exercise of Authority	68
19.03.	Claims and Review Procedures	68
19.04.	Named Fiduciary	68
19.05.	Costs of Administration	69

ARTICLE 20. TRUST AGREEMENT		69

20.01.	Acceptance of Trust Responsibilities	69
20.02.	Establishment of Trust Fund	69
20.03.	Exclusive Benefit	69
20.04.	Powers of Trustee	69
20.05.	Accounts	70
20.06.	Approval of Accounts	70
20.07.	Distribution from Trust Fund	71
20.08.	Transfer of Amounts from Qualified Plan	71
20.09.	Transfer of Assets from Trust	71
20.10.	Separate Trust or Fund for Existing Plan Assets	71
20.11.	Self-Directed Brokerage Option	72
20.12.	Employer Stock Investment Option	73
20.13.	Voting; Delivery of Information	78
20.14.	Compensation and Expenses of Trustee	78
20.15.	Reliance by Trustee on Other Persons	78
20.16.	Indemnification by Employer	78
20.17.	Consultation by Trustee with Counsel	78
20.18.	Persons Dealing with the Trustee	78
20.19.	Resignation or Removal of Trustee	79
20.20.	Fiscal Year of the Trust	79
20.21.	Amendment	79
20.22.	Plan Termination	79
20.23.	Permitted Reversion of Funds to Employer	79
20.24.	Governing Law	80
20.25.	Assignment and Successors	80

ADDITIONAL PROVISIONS ADDENDUM TO THE BASIC PLAN DOCUMENT		81

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Preamble.

This volume submitter plan consists of three parts: (1) an Adoption Agreement that is a separate document incorporated by reference into this Basic Plan Document; (2) this Basic Plan Document; and (3) a Trust Agreement that is a part of this Basic Plan Document and is found in Article 20. Each part of the volume submitter plan contains substantive provisions that are integral to the operation of the plan. The Adoption Agreement is the means by which an adopting Employer elects the optional provisions that shall apply under its plan. The Basic Plan Document describes the standard provisions elected in the Adoption Agreement. The Trust Agreement describes the powers and duties of the Trustee with respect to plan assets.

The volume submitter plan is intended to qualify under Code Section 401(a). Depending upon the Adoption Agreement completed by an adopting Employer, the volume submitter plan may be used to implement a profit sharing plan with or without a cash or deferred arrangement intended to qualify under Code Section 401(k). Provisions appearing on the Additional Provisions Addendum of the Adoption Agreement, if present, supplement or alter provisions appearing in the Adoption Agreement in the manner described therein. Provisions appearing on the Additional Provisions Addendum of the Basic Plan Document, if present, supplement or alter provisions appearing in the Basic Plan Document in the manner described therein. Provisions appearing on the Superseding Provisions Addendum of the Adoption Agreement, if present, supersede any conflicting provisions appearing in the Adoption Agreement, Basic Plan Document or any addendum to either in the manner described therein.

Article 1.	Adoption Agreement.

Article 2.	Definitions.

2.01.     Definitions. Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

(a)          “Account” means an account established for the purpose of recording any contributions made on behalf of a Participant and any income, expenses, gains, or losses incurred thereon. The Administrator shall establish and maintain sub-accounts within a Participant’s Account as necessary to depict accurately a Participant’s interest under the Plan.

(b) “Active Participant” means any Eligible Employee who has met the requirements of Article 4 to participate in the Plan and who may be entitled to receive allocations under the Plan.

(c)          “Administrator” means the Employer adopting this Plan, as listed in Subsection 1.02(a) of the Adoption Agreement, or any other person designated by the Employer in Subsection 1.01(c) of the Adoption Agreement.

(d)          “Adoption Agreement” means Article 1, under which the Employer establishes and adopts, or amends the Plan and Trust and designates the optional provisions selected by the Employer, and the Trustee accepts its responsibilities under Article 20. The provisions of the Adoption Agreement shall be an integral part of the Plan.

(e) “Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity or in any other form permitted under the Plan.

(f) “Basic Plan Document” means this Fidelity volume submitter plan document, qualified with the Internal Revenue Service as Basic Plan Document No. 14.

(g) “Beneficiary” means the person or persons (including a trust) entitled under Section 11.04 or 14.04 to receive benefits under the Plan upon the death of a Participant.

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(h) “Break in Vesting Service” means a 12-consecutive-month period beginning on an Employee’s Severance Date or any anniversary thereof in which the Employee is not credited with an Hour of Service.

Notwithstanding the foregoing, the following special rules apply in determining whether an Employee who is on leave has incurred a Break in Vesting Service:

(1) If an individual is absent from work because of maternity/paternity leave on the first anniversary of his Severance Date, the 12-consecutive-month period beginning on the individual’s Severance Date shall not constitute a Break in Vesting Service. For purposes of this paragraph, “maternity/paternity leave” means a leave of absence (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (iv) for purposes of caring for a child for the period beginning immediately following such birth or placement.

(2) If an individual is absent from work because of FMLA leave and returns to employment with the Employer or a Related Employer following such FMLA leave, he shall not incur a Break in Vesting Service due to such FMLA leave. For purposes of this paragraph, “FMLA leave” means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993.

(i) “Catch-Up Contribution” means any Deferral Contribution made to the Plan by the Employer in accordance with the provisions of Subsection 5.03(a).

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(k)          “Compensation” means wages as defined in Code Section 3401(a) and all other payments of compensation to an Eligible Employee by the Employer (in the course of the Employer’s trade or business) for services to the Employer while employed as an Eligible Employee for which the Employer is required to furnish the Eligible Employee a written statement under Code Sections 6041(d) and 6051(a)(3). Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). Compensation shall include amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Code Section 125, 132(f)(4), 402(g)(3), 402(h), 403(b), or 457.

          For any Self-Employed Individual, Compensation means Earned Income; provided, however, that if the Employer elects to exclude specified items from Compensation, such Earned Income shall be adjusted in a similar manner so that it is equivalent under regulations issued under Code Section 414(s) to Compensation for Participants who are not Self-Employed Individuals.

          Compensation shall generally be based on the amount actually paid to the Eligible Employee during the Plan Year or, for purposes of Article 5, if so elected by the Employer in Subsection 1.05(b) of the Adoption Agreement, during that portion of the Plan Year during which the Eligible Employee is an Active Participant. Notwithstanding the preceding sentence, Compensation for purposes of Section 6.12 (Code Section 415 Limitations) and Article 15 (Top-Heavy Provisions) shall be based on the amount actually paid or made available to the Participant during the Limitation Year for purposes of Section 6.12 and during the Plan Year for purposes of Article 15.

          If the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, Compensation for such initial Plan Year shall generally be determined as follows:

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(1)          For purposes of determining Highly Compensated Employees under Subsection 2.01(cc) and, if selected in Subsection 1.05(b)(1)(A) or (2)(A) of the Adoption Agreement, for purposes of allocating Nonelective Employer Contributions under Section 1.12 of the Adoption Agreement (other than 401(k) Safe Harbor Nonelective Employer Contributions), the initial Plan Year shall be the 12-month period ending on the last day of the Plan Year.

(2)          For purposes of Section 6.12 (Code Section 415 Limitations), if the Employer has designated in Subsection 1.01(f) of the Adoption Agreement that the Limitation Year is based on the Plan Year, the Limitation Year shall be the 12-month period ending on the last day of the Plan Year.

(3) For all other purposes, the initial Plan Year shall be the period from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of the initial Plan Year.

          The annual Compensation of each Active Participant taken into account for determining benefits provided under the Plan for any 12-month determination period shall not exceed the annual Compensation limit under Code Section 401(a)(17) as in effect on the first day of the determination period (e.g., $210,000 for determination periods beginning in 2005). A “determination period” means the Plan Year or other 12-consecutive-month period over which Compensation is otherwise determined for purposes of the Plan (e.g., the Limitation Year).

          The annual Compensation limit under Code Section 401(a)(17) shall be adjusted by the Secretary to reflect increases in the cost of living, as provided in Code Section 401(a)(17)(B); provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for determination periods beginning in such calendar year. If a Plan determines Compensation over a determination period that contains fewer than 12 calendar months (a “short determination period”), then the Compensation limit for such “short determination period” is equal to the Compensation limit for the calendar year in which the “short determination period” begins multiplied by the ratio obtained by dividing the number of full months in the “short determination period” by 12; provided, however, that such proration shall not apply if there is a “short determination period” because (i) the Employer elected in Subsection 1.05(b) of the Adoption Agreement to determine contributions based only on Compensation paid during the portion of the Plan Year during which an individual was an Active Participant or (ii) an Employee is covered under the Plan less than a full Plan Year.

          In lieu of requiring an Active Participant to cease making Deferral Contributions for a Plan Year after his Compensation has reached the annual Compensation limit under Code Section 401(a)(17), the annual Compensation limit shall be applied with respect to Deferral Contributions by limiting the total Deferral Contributions an Active Participant may make for a Plan Year to the product of (i) such Active Participant’s Compensation for the Plan Year up to the annual Compensation limit multiplied by (ii) the deferral limit specified in Subsection 1.07(a)(1)(A) of the Adoption Agreement or Subsection 5.03(a), as applicable.

(l)          “Contribution Period” means the period for which Matching Employer and Nonelective Employer Contributions are made and calculated. The Contribution Period for Matching Employer Contributions described in Subsection 1.11 of the Adoption Agreement is the period specified by the Employer in Subsection 1.11(d) of the Adoption Agreement.

The Contribution Period for Nonelective Employer Contributions is the Plan Year, unless the Employer designates a different Contribution Period in Subsection 1.12(c) of the Adoption Agreement.

(m) “Deferral Contribution” means any contribution made to the Plan by the Employer in accordance with the provisions of Section 5.03.

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(n) “Early Retirement Age” means the early retirement age specified in Subsection 1.14(b) of the Adoption Agreement, if any.

(o)          “Earned Income” means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that net earnings shall be determined with regard to the deduction allowed under Code Section 164(f), to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Code Section 404.

(p)          “Effective Date” means the effective date specified by the Employer in Subsection 1.01(g)(1). The Employer may select special Effective Dates with respect to specified Plan provisions, as set forth in Section (a) of the Special Effective Dates Addendum to the Adoption Agreement. In the event that another plan is merged into and made a part of the Plan, the effective date of the merger shall be reflected in the Plan Mergers Addendum to the Adoption Agreement.

(q) “Eligibility Computation Period” means each 12-consecutive-month period beginning with an Employee’s Employment Commencement Date and each anniversary thereof

(r)           “Eligibility Service” means an Employee’s service that is taken into account in determining his eligibility to participate in the Plan as may be required under Subsection 1.04(b) of the Adoption Agreement. Eligibility Service shall be credited in accordance with Article 3.

(s)           “Eligible Employee” means any Employee of the Employer who is in the class of Employees eligible to participate in the Plan. The Employer must specify in Subsection 1.04(d) of the Adoption Agreement any Employee or class of Employees not eligible to participate in the Plan. Regardless of the provisions of Subsection 1.04(d) of the Adoption Agreement, the following Employees are automatically excluded from eligibility to participate in the Plan:

(1)         any individual who is a signatory to a contract, letter of agreement, or other document that acknowledges his status as an independent contractor not entitled to benefits under the Plan or who is not otherwise classified by the Employer as a common law employee, even if such individual is later determined to be a common law employee; and

(2) any Employee who is a resident of Puerto Rico.

          If the Employer elects, in Subsection 1.04(d)(2)(A) of the Adoption Agreement, to exclude collective bargaining employees from the eligible class, the exclusion applies to any Employee of the Employer included in any unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, unless the collective bargaining agreement requires the Employee to be covered under the Plan. The term “employee representatives” does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

          If the Employer does not elect, in Subsection 1.04(d)(2)(C) of the Adoption Agreement, to exclude Leased Employees from the eligible class, contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer and there shall be no duplication of benefits under this Plan.

          Anything to the contrary herein notwithstanding, unless the Employer elects to exclude statutory employees who are full-time life insurance salespersons (as described in Code Section 7701(a)(20)) from the eligible class in Subsection 1.04(d)(2)(E) of the Adoption Agreement, such statutory employees are Eligible Employees.

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(t)          “Employee” means any common law employee (or statutory employee who is a full-time life insurance salesperson as described in Code Section 7701(a)(20)) of the Employer or a Related Employer, any Self-Employed Individual, and any Leased Employee. Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee if Leased Employees do not constitute more than 20 percent of the Employer’s non-highly compensated work-force (taking into account all Related Employers) and the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization and providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined for purposes of Code Section 415(c)(3), (2) full and immediate vesting, and (3) immediate participation by each employee of the leasing organization.

(u) “Employee Contribution” means any after-tax contribution made by an Active Participant to the Plan.

(v)         “Employer” means the employer named in Subsection 1.02(a) of the Adoption Agreement and any Related Employer designated in the Participating Employers Addendum to the Adoption Agreement. If the Employer has elected in Subsection (b) of the Participating Employers Addendum to the Adoption Agreement that the term “Employer” includes all Related Employers, an employer that becomes a Related Employer as a result of an asset or stock acquisition, merger or other similar transaction shall not be included in the term “Employer” for periods prior to the first day of the second Plan Year beginning after the date of such transaction, unless the Employer has designated therein to accept such Related Employer as a participating employer prior to that date. Notwithstanding the foregoing, the term “Employer” for purposes of authorizing any particular action under the Plan means solely the employer named in Subsection 1.02(a) of the Adoption Agreement.

          If the organization or other entity named in the Adoption Agreement is a sole proprietor or a professional corporation and the sole proprietor of such proprietorship or the sole shareholder of the professional corporation dies, then the legal representative of such sole proprietor or shareholder shall be deemed to be the Employer until such time as, through the disposition of such sole proprietor’s or sole shareholder’s estate or otherwise, any organization or other entity succeeds to the interests of the sole proprietor in the proprietorship or the sole shareholder in the professional corporation. The legal representative of a sole proprietor or shareholder shall be (1) the person appointed as such by the sole proprietor or shareholder prior to his death under a legally enforceable power of attorney, or, if none, (2) the executor or administrator of the sole proprietor’s or shareholder’s estate.

          If a participating Employer designated through Subsection 1.02(b) of the Adoption Agreement is not related to the Employer (hereinafter “un-Related Employer”), the term “Employer” includes such un-Related Employer and the provisions of Section 18.05 shall apply.

(w) “Employment Commencement Date” means the date on which an Employee first performs an Hour of Service.

(x)          “Entry Date” means the date(s) specified by the Employer in Subsection 1.04(e) of the Adoption Agreement as of which an Eligible Employee who has met the applicable eligibility requirements begins to participate in the Plan. The Employer may specify different Entry Dates for purposes of eligibility to participate in the Plan for purposes of (1) making Deferral Contributions and (2) receiving allocations of Matching and/or Nonelective Employer Contributions.

(y) “ERISA” means the Employee Retirement Income Security Act of 1974, as from time to time amended.

(z)          “401(k) Safe Harbor Matching Employer Contribution” means any Matching Employer Contribution made by the Employer to the Plan in accordance with Subsection 1.11(a)(3) of the Adoption Agreement, the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement, and Section 5.08, that is intended to satisfy the requirements of Code Section 401(k)(12)(B).

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(aa)          “401(k) Safe Harbor Nonelective Employer Contribution” means any Nonelective Employer Contribution made by the Employer to the Plan in accordance with Subsection 1.12(a)(3) of the Adoption Agreement, the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement, and Section 5.10, that is intended to satisfy the requirements of Code Section 401(k)(12)(C).

(bb) “Fund Share” means the share, unit, or other evidence of ownership in a Permissible Investment.

(cc) “Highly Compensated Employee” means both highly compensated active Employees and highly compensated former Employees.

          A highly compensated active Employee includes any Employee who performs service for the Employer during the “determination year” and who (1) at any time during the “determination year” or the “look-back year” was a five percent owner or (2) received Compensation from the Employer during the “look-back year” in excess of the dollar amount specified in Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $95,000 for “determination years” beginning in 2005 and “look-back years” beginning in 2004) and, if elected by the Employer in Subsection 1.06(d)(1) of the Adoption Agreement, was a member of the top-paid group for such year.

          For this purpose, the “determination year” shall be the Plan Year. The “look-back year” shall be the twelve-month period immediately preceding the “determination year”, unless the Employer has elected in Subsection 1.06(c)(1) of the Adoption Agreement to make the “look-back year” the calendar year beginning within the preceding Plan Year.

          A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the “determination year”, performs no service for the Employer during the “determination year”, and was a highly compensated active Employee for either the separation year or any “determination year” ending on or after the Employee’s 55th birthday, as determined under the rules in effect for determining Highly Compensated Employees for such separation year or “determination year”.

          The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, shall be made in accordance with Code Section 414(q) and the Treasury Regulations issued thereunder.

(dd) “Hour of Service”, with respect to any individual, means:

(1)          Each hour for which the individual is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the individual for the Eligibility Computation Period in which the duties were performed;

(2)          Each hour for which the individual is directly or indirectly paid, or entitled to payment, by the Employer or a Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the individual for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

(A)     No more than 501 Hours of Service shall be credited under this paragraph (2) on account of any single continuous period during which the individual performs no duties, unless the individual performs no duties because of military duty, the individual’s employment rights are protected by law, and the individual returns to employment with the Employer or a Related Employer during the period that his employment rights are protected under Federal law;

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(B)     Hours of Service shall not be credited under this paragraph (2) for a payment which solely reimburses the individual for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable worker’s compensation, unemployment compensation or disability insurance laws; and

(C)     If the period during which the individual performs no duties falls within two or more Eligibility Computation Periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such Eligibility Computation Periods on any reasonable basis consistently applied with respect to similarly situated individuals;

(3)          Each hour not counted under paragraph (1) or (2) for which he would have been scheduled to work for the Employer or a Related Employer during the period that he is absent from work because of military duty, provided the individual’s employment rights are protected under Federal law and the individual returns to work with the Employer or a Related Employer during the period that his employment rights are protected, each such hour to be credited to the individual for the Eligibility Computation Period for which he would have been scheduled to work; and

(4)          Each hour not counted under paragraph (1), (2), or (3) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related Employer, shall be credited to the individual for the Eligibility Computation Period to which the award or agreement pertains rather than the Eligibility Computation Period in which the award, agreement, or payment is made.

          For purposes of paragraphs (2) and (4) above, Hours of Service shall be calculated in accordance with the provisions of Section 2530.200b-2(b) and (c) of the Department of Labor regulations, which are incorporated herein by reference.

           The Employer may elect to credit Hours of Service in accordance with one of the other equivalencies set forth in paragraphs (d), (e), or (f) of Department of Labor Regulation Section 2530.200b-3. If the Employer does not maintain records that accurately reflect the actual Hours of Service to be credited to an Employee, 190 Hours of Service will be credited to the Employee for each month worked, unless the Employer has elected to credit Hours of Service in accordance with one of the other equivalencies set forth in paragraphs (d), (e), or (f) of Department of Labor Regulation Section 2530.200b-3, as provided in Subsection 1.04(b)(4) of the Adoption Agreement.

(ee) “Inactive Participant” means any individual who was an Active Participant, but is no longer an Eligible Employee and who has an Account under the Plan.

(ff)           “Leased Employee” means any individual who provides services to the Employer or a Related Employer (the “recipient”) but is not otherwise an employee of the recipient if (1) such services are provided pursuant to an agreement between the recipient and any other person (the “leasing organization”), (2) such individual has performed services for the recipient (or for the recipient and any related persons within the meaning of Code Section 414(n)(6)) on a substantially full-time basis for at least one year, and (3) such services are performed under primary direction of or control by the recipient. The determination of who is a Leased Employee shall be made in accordance with any rules and regulations issued by the Secretary of the Treasury or his delegate.

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(gg)          “Limitation Year” means the 12-consecutive-month period designated by the Employer in Subsection 1.01(f) of the Adoption Agreement. If no other Limitation Year is designated by the Employer, the Limitation Year shall be the calendar year. All qualified plans of the Employer and any Related Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

(hh)          “Matching Employer Contribution” means any contribution made by the Employer to the Plan in accordance with Section 5.08 or 5.09 on account of an Active Participant’s eligible contributions, as elected by the Employer in Subsection 1.11(c) of the Adoption Agreement.

(ii) “Nonelective Employer Contribution” means any contribution made by the Employer to the Plan in accordance with Section 5.10.

(jj) “Non-Highly Compensated Employee” means any Employee who is not a Highly Compensated Employee.

(kk)           “Normal Retirement Age” means the normal retirement age specified in Subsection 1.14(a) of the Adoption Agreement. If the Employer enforces a mandatory retirement age in accordance with Federal law, the Normal Retirement Age is the lesser of that mandatory age or the age specified in Subsection 1.14(a) of the Adoption Agreement.

(ll) “Participant” means any individual who is either an Active Participant or an Inactive Participant.

(mm)         “Permissible Investment” means each investment specified by the Employer as available for investment of assets of the Trust and agreed to by the Trustee and the Volume Submitter Sponsor. The Permissible Investments under the Plan shall be listed in the Service Agreement.

(nn)          “Plan” means the plan established by the Employer in the form of the volume submitter plan, as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

(oo)          “Plan Year” means the 12-consecutive-month period ending on the date designated in Subsection 1.01(d) of the Adoption Agreement, except that the initial Plan Year of a new Plan may consist of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, in which event Compensation for such initial Plan Year shall be treated as provided in Subsection 2.01(k). Additionally, in the event the Plan has a short Plan year, i.e., a Plan Year consisting of fewer than 12 months, otherwise applicable limits and requirements that are applied on a Plan Year basis shall be prorated, but only if and to the extent required by law.

(pp)          “Qualified Matching Employer Contribution” means any contribution made by the Employer to the Plan on account of Deferral Contributions or Employee Contributions made by or on behalf of Active Participants in accordance with Section 5.09, that may be included in determining whether the Plan meets the “ADP” test described in Section 6.03.

(qq)          “Qualified Nonelective Employer Contribution” means any contribution made by the Employer to the Plan on behalf of Non-Highly Compensated Employees in accordance with Section 5.07, that may be included in determining whether the Plan meets the “ADP” test described in Section 6.03 or the “ACP” test described in Section 6.06.

(rr)           “Reemployment Commencement Date” means the date on which an Employee who terminates employment with the Employer and all Related Employers first performs an Hour of Service following such termination of employment.

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(ss)          “Related Employer” means any employer other than the Employer named in Subsection 1.02(a) of the Adoption Agreement if the Employer and such other employer are members of a controlled group of corporations (as defined in Code Section 414(b)) or an affiliated service group (as defined in Code Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Code Section 414(o).

(tt) “Required Beginning Date” means:

(1)          for a Participant who is not a five percent owner, April 1 of the calendar year following the calendar year in which occurs the later of (i) the Participant’s retirement or (ii) the Participant’s attainment of age 70 1/2; provided, however, that a Participant may elect to have his Required Beginning Date determined without regard to the provisions of clause (i).

(2) for a Participant who is a five percent owner, April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

          Once the Required Beginning Date of a five percent owner or a Participant who has elected to have his Required Beginning Date determined in accordance with the provisions of Section 2.01(tt)(1)(ii) has occurred, such Required Beginning Date shall not be re-determined, even if the Participant ceases to be a five percent owner in a subsequent year or continues in employment with the Employer or a Related Employer.

          For purposes of this Subsection 2.01(tt), a Participant is treated as a five percent owner if such Participant is a five percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

(uu)          “Rollover Contribution” means any distribution from an eligible retirement plan, as defined in Section 13.04, that an Employee elects to contribute to the Plan in accordance with the provisions of Section 5.06.

(vv)          “Roth 401(k) Contribution” means any Deferral Contribution made to the Plan by the Employer in accordance with the provisions of Subsection 5.03(b) that is not excludable from gross income and is intended to satisfy the requirements of Code Section 402A.

(ww)         “Self-Employed Individual” means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year, including, but not limited to, a partner in a partnership, a sole proprietor, a member in a limited liability company or a shareholder in a subchapter S corporation.

(xx)           “Service Agreement” means the agreement between the Employer and the Volume Submitter Sponsor (or an agent or affiliate of the Volume Submitter Sponsor) relating to the provision of investment and other services to the Plan and shall include any addendum to the agreement and any other separate written agreement between the Employer and the Volume Submitter Sponsor (or an agent or affiliate of the Volume Submitter Sponsor) relating to the provision of services to the Plan.

(yy)          “Severance Date” means the earlier of (i) the date an Employee retires, dies, quits, or is discharged from employment with the Employer and all Related Employers or (ii) the 12-month anniversary of the date on which the Employee was otherwise first absent from employment; provided, however, that if an individual terminates or is absent from employment with the Employer and all Related Employers because of military duty, such individual shall not incur a Severance Date if his employment rights are protected under Federal law and he returns to employment with the Employer or a Related Employer within the period during which he retains such employment rights, but, if he does not return to such employment within such period, his Severance Date shall be the earlier of (1) the first anniversary of the date his absence commenced or (2) the last day of the period during which he retains such employment rights.

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(zz) “Trust” means the trust created by the Employer in accordance with the provisions of Section 20.01.

(aaa) “Trust Agreement” means the agreement between the Employer and the Trustee, as set forth in Article 20, under which the assets of the Plan are held, administered, and managed.

(bbb)         “Trustee” means the trustee designated in Section 1.03 of the Adoption Agreement, or its successor or permitted assigns. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

(ccc) “Trust Fund” means the property held in Trust by the Trustee for the benefit of Participants and their Beneficiaries.

(ddd)         “Vesting Service” means an Employee’s service that is taken into account in determining his vested interest in his Matching Employer and Nonelective Employer Contributions Accounts as may be required under Section 1.16 of the Adoption Agreement. Vesting Service shall be credited in accordance with Article 3.

(eee) “Volume Submitter Sponsor” means Fidelity Management & Research Company or its successor.

2.02.     Interpretation and Construction of Terms. Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise. Wherever used herein, the singular shall include the plural, and the plural shall include the singular, unless the context requires otherwise.

2.03.     Special Effective Dates. Some provisions of the Plan are only effective beginning as of a specified date or until a specified date. Any such special effective dates are specified within Plan text where applicable and are exceptions to the general Plan Effective Date as defined in Section 2.01(p).

Article 3.	Service.

3.01.     Crediting of Eligibility Service. If the Employer has selected an Eligibility Service requirement in Subsection 1.04(b) of the Adoption Agreement for an Eligible Employee to become an Active Participant, Eligibility Service shall be credited to an Employee as follows:

(a)          If the Employer has selected the one year or two years of Eligibility Service requirement described in Subsection 1.04(b) of the Adoption Agreement, an Employee shall be credited with a year of Eligibility Service for each Eligibility Computation Period during which the Employee has been credited with the number of Hours of Service specified in that Subsection, as applicable.

(b)          If the Employer has selected a days or months of Eligibility Service requirement described in Subsection 1.04(b) of the Adoption Agreement, an Employee shall be credited with Eligibility Service for the aggregate of the periods beginning with the Employee’s Employment Commencement Date (or Reemployment Commencement Date) and ending on his subsequent Severance Date; provided, however, that an Employee who has a Reemployment Date within the 12-consecutive-month period following the earlier of the first date of his absence or his Severance Date shall be credited with Eligibility Service for the period between his Severance Date and his Reemployment Date. A day of Eligibility Service shall be credited for each day on which an Employee is credited with Eligibility Service. Months of Eligibility Service shall be measured from the Employee’s Employment Commencement Date or Reemployment Commencement Date to the corresponding date in the applicable following month.

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3.02.     Re-Crediting of Eligibility Service Following Termination of Employment. An Employee whose employment with the Employer and all Related Employers terminates and who is subsequently reemployed by the Employer or a Related Employer shall be re-credited upon reemployment with his Eligibility Service earned prior to his termination of employment.

3.03.     Crediting of Vesting Service. If the Plan provides for Matching Employer and/or Nonelective Employer Contributions that are not 100 percent vested when made, Vesting Service shall be credited to an Employee, subject to any exclusions elected by the Employer in Subsection 1.16(b) of the Adoption Agreement, for the aggregate of the periods beginning with the Employee’s Employment Commencement Date (or Reemployment Commencement Date) and ending on his subsequent Severance Date; provided, however, that an Employee who has a Reemployment Date within the 12-consecutive-month period following the earlier of the first date of his absence or his Severance Date shall be credited with Vesting Service for the period between his Severance Date and his Reemployment Date. Fractional periods of a year shall be expressed in terms of days.

3.04.     Application of Vesting Service to a Participant’s Account Following a Break in Vesting Service. The following rules describe how Vesting Service earned before and after a Break in Vesting Service shall be applied for purposes of determining a Participant’s vested interest in his Matching Employer and Nonelective Employer Contributions Accounts.

(a)          If a Participant incurs five-consecutive Breaks in Vesting Service, all years of Vesting Service earned by the Employee after such Breaks in Service shall be disregarded in determining the Participant’s vested interest in his Matching Employer and Nonelective Employer Contributions Account balances attributable to employment before such Breaks in Vesting Service. However, Vesting Service earned both before and after such Breaks in Vesting Service shall be included in determining the Participant’s vested interest in his Matching Employer and Nonelective Employer Contributions Account balances attributable to employment after such Breaks in Vesting Service.

(b)          If a Participant incurs fewer than five-consecutive Breaks in Vesting Service, Vesting Service earned both before and after such Breaks in Vesting Service shall be included in determining the Participant’s vested interest in his Matching Employer and Nonelective Employer Contributions Account balances attributable to employment both before and after such Breaks in Vesting Service.

3.05.     Service with Predecessor Employer. If the Plan is the plan of a predecessor employer, an Employee’s Eligibility and Vesting Service shall include years of service with such predecessor employer. In any case in which the Plan is not the plan maintained by a predecessor employer, service for an employer specified in Section 1.17 of the Adoption Agreement shall be treated as Eligibility and/or Vesting Service as specified in Subsection 1.17(a)(1) and/or Subsection 1.17(a)(2) of the Adoption Agreement.

3.06.     Change in Service Crediting. If an amendment to the Plan or a transfer from employment as an Employee covered under another qualified plan maintained by the Employer or a Related Employer results in a change in the method of crediting Eligibility and/or Vesting Service with respect to a Participant between the Hours of Service crediting method set forth in Section 2530.200b-2 of the Department of Labor Regulations and the elapsed-time crediting method set forth in Section 1.410(a)-7 of the Treasury Regulations, each Participant with respect to whom the method of crediting Eligibility and/or Vesting Service is changed shall have his Eligibility and/or Vesting Service determined using either the Hours of Service method for the entire Eligibility Computation Period and/or Plan Year, for vesting purposes, or the elapsed time method for the entire Eligibility Computation Period and/or Plan Year, for vesting purposes, whichever provides the greater period of Eligibility Service and/or Vesting Service.

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Article 4.	Participation.

4.01.     Date of Participation. If the Plan is an amendment, as indicated in Subsection 1.01(g)(2)(B) of the Adoption Agreement, all employees who were active participants in the Plan immediately prior to the Effective Date shall continue as Active Participants on the Effective Date, provided that they are Eligible Employees on the Effective Date. If elected by the Employer in Subsection 1.04(f) of the Adoption Agreement, all Eligible Employees who are in the service of the Employer on the date specified in Subsection 1.04(f) (and, if this is an amendment, as indicated in Subsection 1.01(g)(2)(B) of the Adoption Agreement, were not active participants in the Plan immediately prior to that date) shall become Active Participants on the date elected by the Employer in Subsection 1.04(f) of the Adoption Agreement. Any other Eligible Employee shall become an Active Participant in the Plan on the Entry Date coinciding with or immediately following the date on which he first satisfies the eligibility requirements set forth in Subsections 1.04(a) and (b) of the Adoption Agreement.

             Any age and/or Eligibility Service requirement that the Employer elects to apply in determining an Eligible Employee’s eligibility to make Deferral Contributions shall also apply in determining an Eligible Employee’s eligibility to make Employee Contributions, if Employee Contributions are permitted under the Plan, and to receive Qualified Nonelective Employer Contributions. An Eligible Employee who has met the eligibility requirements with respect to certain contributions, but who has not met the eligibility requirements with respect to other contributions, shall become an Active Participant in accordance with the provisions of the preceding paragraph, but only with respect to the contributions for which he has met the eligibility requirements.

             Notwithstanding any other provision of the Plan, if the Employer selects in Subsection 1.01(g)(5) of the Adoption Agreement that the Plan is a frozen plan, no Employee who was not already an Active Participant on the date the Plan was frozen shall become an Active Participant while the Plan is frozen. If the Employer amends the Plan to remove the freeze, Employees shall again become Active Participants in accordance with the provisions of the amended Plan.

4.02.     Transfers Out of Covered Employment. If any Active Participant ceases to be an Eligible Employee, but continues in the employ of the Employer or a Related Employer, such Employee shall cease to be an Active Participant, but shall continue as an Inactive Participant until his entire Account balance is forfeited or distributed. An Inactive Participant shall not be entitled to receive an allocation of contributions or forfeitures under the Plan for the period that he is not an Eligible Employee and wages and other payments made to him by the Employer or a Related Employer for services other than as an Eligible Employee shall not be included in Compensation for purposes of determining the amount and allocation of any contributions to the Account of such Inactive Participant. Such Inactive Participant shall continue to receive credit for Vesting Service completed during the period that he continues in the employ of the Employer or a Related Employer.

4.03.     Transfers Into Covered Employment. If an Employee who is not an Eligible Employee becomes an Eligible Employee, such Eligible Employee shall become an Active Participant immediately as of his transfer date if such Eligible Employee has already satisfied the eligibility requirements and would have otherwise previously become an Active Participant in accordance with Section 4.01. Otherwise, such Eligible Employee shall become an Active Participant in accordance with Section 4.01.

             Wages and other payments made to an Employee prior to his becoming an Eligible Employee by the Employer or a Related Employer for services other than as an Eligible Employee shall not be included in Compensation for purposes of determining the amount and allocation of any contributions to the Account of such Eligible Employee.

4.04.     Resumption of Participation Following Reemployment. If a Participant who terminates employment with the Employer and all Related Employers is reemployed as an Eligible Employee, he shall again become an Active Participant on his Reemployment Commencement Date. If a former Employee is reemployed as an Eligible Employee on or after an Entry Date coinciding with or following the date on which he met the age and service requirements elected by the Employer in Section 1.04 of the Adoption Agreement, he shall become an Active Participant on his Reemployment Commencement Date. Any other former Employee who is reemployed as an Eligible Employee shall become an Active Participant as provided in Section 4.01 or 4.03. Any distribution which a Participant is receiving under the Plan at the time he is reemployed by the Employer or a Related Employer shall cease, except as otherwise required under Section 12.04.

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Article 5.	Contributions.

5.01.      Contributions Subject to Limitations. All contributions made to the Plan under this Article 5 shall be subject to the limitations contained in Article 6.

5.02.      Compensation Taken into Account in Determining Contributions. In determining the amount or allocation of any contribution that is based on a percentage of Compensation, only Compensation paid to a Participant prior to termination for services rendered to the Employer while employed as an Eligible Employee shall be taken into account. Except as otherwise specifically provided in this Article 5, for purposes of determining the amount and allocation of contributions under this Article 5, Compensation shall not include any amounts elected by the Employer with respect to such contributions in Subsection 1.05(a) or (b), as applicable, of the Adoption Agreement.

             If the initial Plan Year of a new plan consists of fewer than 12 months, calculated from the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement through the end of such initial Plan Year, except as otherwise provided in this paragraph, Compensation for purposes of determining the amount and allocation of contributions under this Article 5 for such initial Plan Year shall include only Compensation for services during the period beginning on the Effective Date listed in Subsection 1.01(g)(1) of the Adoption Agreement and ending on the last day of the initial Plan Year. Notwithstanding the foregoing, to the extent selected in Subsection 1.05(b)(1)(A) or (2)(A) of the Adoption Agreement, Compensation for purposes of determining the amount and allocation of Nonelective Employer Contributions, other than 401(k) Safe Harbor Nonelective Employer Contributions, under this Article 5 for such initial Plan Year shall include Compensation for the full 12-consecutive-month period ending on the last day of the initial Plan Year.

5.03.      Deferral Contributions. If so provided in Subsection 1.07(a) of the Adoption Agreement, each Active Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by an amount, as specified in Subsection 1.07(a) of the Adoption Agreement, for each payroll period. Except as specifically elected by the Employer within Subsections 1.07(a) of the Adoption Agreement, with respect to each payroll period, an Active Participant may not elect to make Deferral Contributions in excess of the percentage of Compensation specified by the Employer in Subsection 1.07(a)(1)(A) of the Adoption Agreement and Subsection 5.03(a) below. Notwithstanding the foregoing, if the Employer has elected 401(k) Safe Harbor Matching Contributions in Option 1.11(a)(3) of the Adoption Agreement, a Participant must be permitted to make Deferral Contributions under the Plan sufficient to receive the full 401(k) Safe Harbor Matching Employer Contribution provided under Subsection (a)(1) or (2), as applicable of the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement.

              An Active Participant’s salary reduction agreement shall become effective on the first day of the first payroll period for which the Employer can reasonably process the request, but not earlier than the later of (a) the effective date of the provisions permitting Deferral Contributions or (b) the date the Employer adopts such provisions. The Employer shall make a Deferral Contribution on behalf of the Participant corresponding to the amount of said reduction. Under no circumstances may a salary reduction agreement be adopted retroactively.

             An Active Participant may elect to change or discontinue the amount by which his Compensation is reduced by notice to the Employer as provided in Subsection 1.07(a)(1)(C) or (D) of the Adoption Agreement. Notwithstanding the Employer’s election in Subsection 1.07(a)(1)(C) or (D) of the Adoption Agreement, if the Employer has elected 401(k) Safe Harbor Matching Employer Contributions in Subsection 1.11(a)(3) of the Adoption Agreement or 401(k) Safe Harbor Nonelective Employer Contributions in; Subsection 1.12(a)(3) of the Adoption Agreement, an Active Participant may elect to change or discontinue the amount by which his Compensation is reduced by notice to the Employer within a reasonable period, as specified by the Employer (but not less than 30 days), of receiving the notice described in Section 6.09.

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             Based upon the Employer’s elections in Subsection 1.07(a) of the Adoption Agreement, the following special types of Deferral Contributions may be made to the Plan:

(a)      Catch-Up Contributions. If elected by the Employer in Subsection 1.07(a)(4) of the Adoption Agreement, an Active Participant who has attained or is expected to attain age 50 before the close of the calendar year shall be eligible to make Catch-Up Contributions to the Plan in excess of an otherwise applicable Plan limit, but not in excess of (i) the dollar limit in effect under Code Section 414(v)(2)(B)(i) for the calendar year or (ii) when added to the other Deferral Contributions made by the Participant for the calendar year, the deferral limit described in Subsection 1.07(a)(1)(A) of the Adoption Agreement, provided such deferral limit is not less than 75 percent. Except as otherwise elected by the Employer in the Adoption Agreement, if the Employer elects to provide for Catch-Up Contributions pursuant to Subsection 1.07(a)(4) of the Adoption Agreement, such deferral limit shall be 75 percent of Compensation. An otherwise applicable Plan limit is a limit that applies to Deferral Contributions without regard to Catch-Up Contributions, including, but not limited to, (1) the dollar limitation on Deferral Contributions under Code Section 402(g), described in Section 6.02, (2) the limitations on annual additions in effect under Code Section 415, described in Section 6.12, and (3) the limitation on Deferral Contributions for Highly Compensated Employees under Code Section 401(k)(3), described in Section 6.03.

          In the event that the deferral limit described in Subsection 1.07(a)(1)(A) of the Adoption Agreement or the administrative limit described in Section 6.05, as applicable, is changed during the Plan Year, for purposes of determining Catch-Up Contributions for the Plan Year, such limit shall be determined using the time-weighted average method described in Section 1.414(v)-1(b)(2)(i)(B)(1) of the Treasury Regulations, applying the alternative definition of compensation permitted under Section 1.414(v)-1(b)(2)(i)(B)(2) of the Treasury Regulations.

(b)      Roth 401(k) Contributions. Notwithstanding any other provision of the Plan to the contrary, if the Employer elects in Subsection 1.07(a)(5) of the Adoption Agreement to permit Roth 401(k) Contributions, then a Participant may irrevocably designate all or a portion of his Deferral Contributions made pursuant to Subsection 1.07(a) of the Adoption Agreement as Roth 401(k) Contributions that are includible in the Participant’s gross income at the time deferred, pursuant to Code Section 402A and any applicable guidance or regulations issued thereunder. A Participant may change his designation prospectively with respect to future Deferral Contributions as of the date or dates elected by the Employer in Subsection 1.07(a)(1)(C) of the Adoption Agreement. The Administrator will maintain all such contributions made pursuant to Code Section 402A separately and make distributions in accordance with the Plan unless required to do otherwise by Code Section 402A and any applicable guidance or regulations issued thereunder.

(c)      Automatic Enrollment Contributions. If the Employer elected Option 1.07(a)(6) of the Adoption Agreement, for each Active Participant to whom the Employer has elected to apply the automatic enrollment contribution provisions, such Active Participant’s Compensation shall be reduced by the percentage specified by the Employer in Option 1.07(a)(6) of the Adoption Agreement. These amounts shall be contributed to the Plan on behalf of such Active Participant as Deferral Contributions.

          An Active Participant’s Compensation shall continue to be reduced and Deferral Contributions made to the Plan on his behalf until the Active Participant elects to change or discontinue the percentage by which his Compensation is reduced by notice to the Employer as provided in Subsection 1.07(a)(1)(C) or (D) of the Adoption Agreement. An Eligible Employee may affirmatively elect not to have his Compensation reduced in accordance with this Subsection 5.03(c) by notice to the Employer within a reasonable period ending no later than the date Compensation subject to reduction hereunder becomes available to the Active Participant.

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          If the Employer elected Option 1.07(b) of the Adoption Agreement, the deferral election of an Active Participant on whose behalf Deferral Contributions are being made pursuant to the automatic enrollment provisions described above shall be increased annually by the percentage of Compensation specified in Subsection 1.07(b)(1) of the Adoption Agreement, unless and until the percentage of Compensation being contributed on behalf of the Active Participant reaches the limit specified in Subsection 1.07(b)(2) of the Adoption Agreement or, if none, in Subsection 1.07(a)(1) of the Adoption Agreement. An Active Participant may affirmatively elect not to have his deferral election increased in accordance with the provisions of this paragraph by notice to the Employer within a reasonable period ending no later than the date Compensation subject to the increase becomes available to the Active Participant.

             Notwithstanding any other provision of this Section or of any Participant’s salary reduction agreement, in no event shall a Participant be permitted to make Deferral Contributions in excess of his “effectively available Compensation.” A Participant’s “effectively available Compensation” is his Compensation remaining after all applicable amounts have been withheld (e.g., tax-withholding and withholding of contributions to a cafeteria plan).

5.04.     Employee Contributions. If so provided by the Employer in Subsection 1.08(a) of the Adoption Agreement, each Active Participant may elect to make non-deductible Employee Contributions to the Plan in accordance with the rules and procedures established by the Employer and subject to the limits provided in Subsection 1.08(a) of the Adoption Agreement. An Active Participant may not elect to make non-deductible Employee Contributions in excess of the percentage of Compensation specified by the Employer in Subsection 1.08(a)(1) of the Adoption Agreement.

5.05.     No Deductible Employee Contributions. No deductible Employee Contributions may be made to the Plan. Deductible Employee Contributions made prior to January 1, 1987 shall be maintained in a separate Account. No part of the deductible Employee Contributions Account shall be used to purchase life insurance.

5.06.     Rollover Contributions. If so provided by the Employer in Subsection 1.09(a) of the Adoption Agreement, an Eligible Employee who is or was entitled to receive an eligible rollover distribution, as defined in Code Section 402(c)(4) and Treasury Regulations issued thereunder, including an eligible rollover distribution received by the Eligible Employee as a surviving spouse or as a spouse or former spouse who is an alternate payee under a qualified domestic relations order, from an eligible retirement plan, as defined in Section 13.04, may elect to contribute all or any portion of such distribution to the Trust directly from such eligible retirement plan (a “direct rollover”) or within 60 days of receipt of such distribution to the Eligible Employee. Rollover Contributions shall only be made in the form of cash, allowable Fund Shares, or promissory notes evidencing a plan loan to the Eligible Employee; provided, however, that Rollover Contributions shall only be permitted in the form of promissory notes if the Plan otherwise provides for loans.

Notwithstanding the foregoing, the Plan shall not accept the following as Rollover Contributions:

(a) any rollover of after-tax employee contributions that is not made by a direct rollover;

(b)      if elected by the Employer in Subsection 1.09(a)(1) of the Adoption Agreement, a direct rollover of after-tax employee contributions from a qualified plan described in Code Section 401(a) or 403(a);

(c)      any rollover of after-tax employee contributions from an annuity contract described in Code Section 403(b) or from an individual retirement account or annuity described in Code Section 408(a) or (b);

(d) any rollover of nondeductible individual retirement account or annuity contributions;

(e)      any rollover of after-tax employee contributions from an eligible deferred compensation plan described in Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state;

(f) if elected by the Employer in Subsection 1.09(a)(2) of the Adoption Agreement, any rollover of “designated Roth contributions”, as defined in Subsection 6.01(e);

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(g) any rollover of the non-taxable portion of an Eligible Employee’s “designated Roth contributions”, as defined in Subsection 6.01(e), that is not made by a direct rollover; or

(h) any rollover of “designated Roth contributions”, as defined in Subsection 6.01(e), from a Roth IRA described in Code Section 408A.

             To the extent the Plan accepts Rollover Contributions of after-tax employee contributions, the Plan will separately account for such contributions, including separate accounting for the portion of the Rollover Contribution that is includible in gross income and the portion that is not includible in gross income.

             Any rollover of “designated Roth contributions”, as defined in Subsection 6.01(e), shall be subject to the requirements of Code Section 402(c). To the extent the Plan accepts Rollover Contributions of “designated Roth contributions”, the Plan will separately account for such contributions in accordance with the provisions of Section 7.01, including separate accounting for the portion of the Rollover Contribution that is includible in gross income and the portion that is not includible in gross income, if applicable. If the Plan accepts a direct rollover of “designated Roth contributions”, the Trustee and the Plan Administrator shall be entitled to rely on a statement from the distributing plan’s administrator identifying (i) the Eligible Employee’s basis in the rolled over amounts and (ii) the date on which the Eligible Employee’s 5-taxable-year period of participation (as required under Code Section 402A(d)(2) for a qualified distribution of “designated Roth contributions”) started under the distributing plan. If the 5-taxable-year period of participation under the distributing plan would end sooner than the Eligible Employee’s 5-taxable-year period of participation under the Plan, the 5-taxable-year period of participation applicable under the distributing plan shall continue to apply with respect to the Rollover Contribution.

            An Eligible Employee who has not yet become an Active Participant in the Plan in accordance with the provisions of Article 3 may make a Rollover Contribution to the Plan. Such Eligible Employee shall be treated as a Participant under the Plan for all purposes of the Plan, except eligibility to have Deferral Contributions made on his behalf and to receive an allocation of Matching Employer or Nonelective Employer Contributions.

            The Administrator shall develop such procedures and require such information from Eligible Employees as it deems necessary to ensure that amounts contributed under this Section 5.06 meet the requirements for tax-deferred rollovers established by this Section 5.06 and by Code Section 402(c). No Rollover Contributions may be made to the Plan until approved by the Administrator.

             If a Rollover Contribution made under this Section 5.06 is later determined by the Administrator not to have met the requirements of this Section 5.06 or of the Code or Treasury regulations, the Trustee shall, within a reasonable time after such determination is made, and on instructions from the Administrator, distribute to the Employee the amounts then held in the Trust attributable to such Rollover Contribution.

             A Participant’s Rollover Contributions Account shall be subject to the terms of the Plan, including Article 14, except as otherwise provided in this Section 5.06.

5.07.     Qualified Nonelective Employer Contributions. The Employer may, in its discretion, make a Qualified Nonelective Employer Contribution for the Plan Year in any amount necessary to satisfy or help to satisfy the “ADP” test, described in Section 6.03, and/or the “ACP” test, described in Section 6.06. Unless the Employer elects the allocation provisions in Subsection 1.10(a)(1) of the Adoption Agreement, any Qualified Nonelective Employer Contribution shall be allocated among the Accounts of Non-Highly Compensated Employees who were Active Participants at any time during the Plan Year in the ratio that each eligible Active Participant’s “testing compensation”, as defined in Subsection 6.01(r), for the Plan Year bears to the total “testing compensation” paid to all eligible Active Participants for the Plan Year. If the Employer elects the allocation provisions in Subsection 1.10(a)(1) of the Adoption Agreement, any Qualified Nonelective Employer Contribution shall be allocated among the Accounts of only those Non-Highly Compensated Employees who are designated by the Employer and who were Active Participants at any time during the Plan Year and shall be allocated to each such Non-Highly Compensated Employee in the amount determined by the Employer; provided, however, that the amount of any Qualified Nonelective Contribution included in a Non-Highly Compensated Employee’s “contribution percentage amounts”, as defined in Subsection 6.01(c), shall not exceed 5% of such Non-Highly Compensated Employee’s “testing compensation”, as defined in Subsection 6.01(r), and the amount of any Qualified Nonelective Contribution included as “ in a Non-Highly Compensated Employee’s “includable contributions”, as defined in Subsection 6.01(n), shall not exceed 5% of such Non-Highly Compensated Employee’s “testing compensation”, as defined in Subsection 6.01(r).

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             Participants shall not be required to satisfy any Hours of Service or employment requirement for the Plan Year in order to receive an allocation of Qualified Nonelective Employer Contributions.

            Qualified Nonelective Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take a hardship withdrawal of amounts credited to his Qualified Nonelective Employer Contributions Account after the later of December 31, 1988 or the last day of the Plan Year ending before July 1, 1989.

5.08.     Matching Employer Contributions. If so provided by the Employer in Section 1.11 of the Adoption Agreement, the Employer shall make a Matching Employer Contribution on behalf of each of its “eligible” Participants. For purposes of this Section 5.08, an “eligible” Participant means any Participant who was an Active Participant during the Contribution Period, who meets the requirements in Subsection 1.11(e) of the Adoption Agreement or Section 1.13 of the Adoption Agreement, as applicable, and who had eligible contributions, as elected by the Employer in Subsection 1.11(c) of the Adoption Agreement, made on his behalf during the Contribution Period. The amount of the Matching Employer Contribution shall be determined in accordance with Subsection 1.11(a) and/or (b) of the Adoption Agreement and/or the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement, as applicable.

            Notwithstanding the foregoing, unless otherwise elected in Subsection 1.11(c)(1)(A) of the Adoption Agreement, the Employer shall not make Matching Employer Contributions, other than 401(k) Safe Harbor Matching Employer Contributions, with respect to an “eligible” Participant’s Catch-Up Contributions. If, due to application of a Plan limit, Matching Employer Contributions other than 401(k) Safe Harbor Matching Employer Contributions are attributable to Catch-Up Contributions, such Matching Employer Contributions, plus any income and minus any loss allocable thereto, shall be forfeited and applied as provided in Section 11.09.

5.09.     Qualified Matching Employer Contributions. If so provided by the Employer in Subsection 1.11(f) of the Adoption Agreement, prior to making its Matching Employer Contribution (other than any 401(k) Safe Harbor Matching Employer Contribution) to the Plan, the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution. The Employer shall notify the Trustee of such designation at the time it makes its Matching Employer Contribution. Qualified Matching Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take a hardship withdrawal of amounts credited to his Qualified Matching Employer Contributions Account after the later of December 31, 1988 or the last day of the Plan Year ending before July 1, 1989.

             If the amount of an Employer’s Qualified Matching Employer Contribution is determined based on a Participant’s Compensation, and the Qualified Matching Employer Contribution is necessary to satisfy the “ADP” test described in Section 6.03, the compensation used in determining the amount of the Qualified Matching Employer Contribution shall be “testing compensation”, as defined in Subsection 6.01(r). If the Qualified Matching Employer Contribution is not necessary to satisfy the “ADP” test described in Section 6.03, the compensation used to determine the amount of the Qualified Matching Employer Contribution shall be Compensation as defined in Subsection 2.01(k), modified as provided in Section 5.02.

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5.10.      Nonelective Employer Contributions. If so provided by the Employer in Section 1.12 of the Adoption Agreement, the Employer shall make Nonelective Employer Contributions to the Trust in accordance with Subsection 1.12(a) and/or (b) of the Adoption Agreement to be allocated among “eligible” Participants. For purposes of this Section 5.10, an “eligible” Participant means any Participant who was an Active Participant during the period for which the contribution is made and who meets the requirements in Subsection 1.12(d) of the Adoption Agreement or Section 1.13 of the Adoption Agreement, as applicable. Nonelective Employer Contributions shall be allocated as follows:

(a)      If the Employer has elected a fixed contribution formula, Nonelective Employer Contributions shall be allocated among “eligible” Participants in the manner specified in Section 1.12 of the Adoption Agreement or the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement, as applicable.

(b)      If the Employer has elected a discretionary contribution amount, Nonelective Employer Contributions shall be allocated among “eligible” Participants, as determined in accordance with Section 1.12 and Section 1.13 of the Adoption Agreement, as follows:

(1)      If the non-integrated formula is elected in Subsection 1.12(b)(1) of the Adoption Agreement, Nonelective Employer Contributions shall be allocated to “eligible” Participants in the ratio that each “eligible” Participant’s Compensation bears to the total Compensation paid to all “eligible” Participants for the Contribution Period.

(2) If the integrated formula is elected in Subsection 1.12(b)(2) of the Adoption Agreement, Nonelective Employer Contributions shall be allocated in the following steps:

(A)      First, to each “eligible” Participant in the same ratio that the sum of the “eligible” Participant’s Compensation and “excess Compensation” for the Plan Year bears to the sum of the Compensation and “excess Compensation” of all “eligible” Participants for the Plan Year. This allocation as a percentage of the sum of each “eligible” Participant’s Compensation and “excess Compensation” shall not exceed the “permitted disparity limit”, as defined in Section 1.12 of the Adoption Agreement.

     Notwithstanding the foregoing, if in any Plan Year an “eligible” Participant has reached the “cumulative permitted disparity limit”, such “eligible” Participant shall receive an allocation under this Subsection 5.10(b)(2)(A) based on two times his Compensation for the Plan Year, rather than the sum of his Compensation and “excess Compensation” for the Plan Year. If an “eligible” Participant did not benefit under a qualified defined benefit plan or target benefit plan for any Plan Year beginning on or after January 1, 1994, the “eligible” Participant shall have no “cumulative disparity limit”.

(B)       Second, if any Nonelective Employer Contributions remain after the allocation in Subsection 5.10(b)(2)(A), the remaining Nonelective Employer Contributions shall be allocated to each “eligible” Participant in the same ratio that the “eligible” Participant’s Compensation for the Plan Year bears to the total Compensation of all “eligible” Participants for the Plan Year.

          Notwithstanding the provisions of Subsections 5.10(b)(2)(A) and (B) above, if in any Plan Year an “eligible” Participant benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), that provides for or imputes permitted disparity, the Nonelective Employer Contributions for the Plan Year allocated to such “eligible” Participant shall be in the ratio that his Compensation for the Plan Year bears to the total Compensation paid to all “eligible” Participants.

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For purposes of this Subsection 5.10(b)(2), the following definitions shall apply:

(C)       “Cumulative permitted disparity limit” means 35 multiplied by the sum of an “eligible” Participant’s annual permitted disparity fractions, as defined in Sections 1.401(l)-5(b)(3) through (b)(7) of the Treasury Regulations, attributable to the “eligible” Participant’s total years of service under the Plan and any other qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by the Employer or a Related Employer. For each Plan Year commencing prior to January 1, 1989, the annual permitted disparity fraction shall be deemed to be one, unless the Participant never accrued a benefit under any qualified plan or simplified employee pension maintained by the Employer or a Related Employer during any such Plan Year. In determining the annual permitted disparity fraction for any Plan Year, the Employer may elect to assume that the full disparity limit has been used for such Plan Year.

(D) “Excess Compensation” means Compensation in excess of the “integration level” specified by the Employer in Subsection 1.12(b)(2) of the Adoption Agreement.

5.11.     Vested Interest in Contributions. A Participant’s vested interest in the following sub-accounts shall be 100 percent:

(a)	his Deferral Contributions Account;

(b)	his Qualified Nonelective Employer Contributions Account;

(c)	his Qualified Matching Employer Contributions Account;

(d)	his 401(k) Safe Harbor Nonelective Employer Contributions Account;

(e)	his 401(k) Safe Harbor Matching Employer Contributions Account;

(f)	his Rollover Contributions Account;

(g)	his Employee Contributions Account; and

(h)	his deductible Employee Contributions Account.

            Except as otherwise specifically provided in the Vesting Schedule Addendum to the Adoption Agreement or as may be required under Section 15.05, a Participant’s vested interest in his Nonelective Employer Contributions Account attributable to Nonelective Employer Contributions other than those described in Subsection 5.11(d) above, shall be determined in accordance with the vesting schedule elected by the Employer in Subsection 1.16(c)(1) of the Adoption Agreement. Except as otherwise specifically provided in the Vesting Schedule Addendum to the Adoption Agreement, a Participant’s vested interest in his Matching Employer Contributions Account attributable to Matching Employer Contributions other than those described in Subsection 5.11(e) above, shall be determined in accordance with the vesting schedule elected by the Employer in Subsection 1.16(c)(2) of the Adoption Agreement.

5.12.     Time for Making Contributions. The Employer shall pay its contribution for each Plan Year not later than the time prescribed by law for filing the Employer’s Federal income tax return for the fiscal (or taxable) year with or within which such Plan Year ends (including extensions thereof).

             If the Employer has elected the payroll period as the Contribution Period in Subsection 1.11(d) of the Adoption Agreement, the Employer shall remit any 401(k) Safe Harbor Matching Employer Contributions made during a Plan Year quarter to the Trustee no later than the last day of the immediately following Plan Year quarter.

            The Employer should remit Employee Contributions and Deferral Contributions to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer’s general assets, but not later than the 15th business day of the calendar month following the month in which such amount otherwise would have been paid to the Participant, or within such other time frame as may be determined by applicable regulation or legislation.

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             The Trustee shall have no authority to inquire into the correctness of the amounts contributed and remitted to the Trustee, to determine whether any contribution is payable under this Article 5, or to enforce, by suit or otherwise, the Employer’s obligation, if any, to make a contribution to the Trustee. The Trustee is a directed trustee pursuant to ERISA Section 403(a)(1) for all purposes, and, specifically, has no responsibility or authority to collect Plan contributions or loan repayments or to pursue any claim the Plan might have with respect to loan repayments or Plan contributions.

5.13.      Return of Employer Contributions. The Trustee shall, upon request by the Employer, return to the Employer the amount (if any) determined under Section 20.23. Such amount shall be reduced by amounts attributable thereto which have been credited to the Accounts of Participants who have since received distributions from the Trust, except to the extent such amounts continue to be credited to such Participants’ Accounts at the time the amount is returned to the Employer. Such amount shall also be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto, but shall not be increased by the gains and income of the Trust attributable thereto, if and to the extent such gains and income exceed the losses attributable thereto. To the extent such gains exceed losses, the gains shall be forfeited and applied as provided in Section 11.09. In no event shall the return of a contribution hereunder cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been credited to the Account had the mistaken amount not been contributed.

5.14.      Frozen Plan. If the Employer has selected in Subsection 1.01(g)(5) of the Adoption Agreement that the Plan is a frozen plan, then during the period that the Plan is a frozen Plan and notwithstanding any other provision of the Plan to the contrary, no further contributions may be made to the Plan in accordance with this Article 5. If the Employer amends the Plan to remove the freeze, contributions shall resume in accordance with the provisions of the amended Plan.

Article 6.	Limitations on Contributions.

6.01.      Special Definitions. For purposes of this Article, the following definitions shall apply:

(a) “Annual additions” mean the sum of the following amounts allocated to an Active Participant for a Limitation Year:

(1)      all employer contributions allocated to an Active Participant’s account under qualified defined contribution plans maintained by the “415 employer”, including amounts applied to reduce employer contributions as provided under Section 11.09, but excluding amounts treated as Catch-Up Contributions;

(2)      all employee contributions allocated to an Active Participant’s account under a qualified defined contribution plan or a qualified defined benefit plan maintained by the “415 employer” if separate accounts are maintained with respect to such Active Participant under the defined benefit plan;

(3) all forfeitures allocated to an Active Participant’s account under a qualified defined contribution plan maintained by the “415 employer”;

(4) all amounts allocated to an “individual medical benefit account” which is part of a pension or annuity plan maintained by the “415 employer”;

(5)      all amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a “welfare benefit fund” maintained by the “415 employer”; and

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(6) all allocations to an Active Participant under a “simplified employee pension”.

(b)       “Contribution percentage” means the ratio (expressed as a percentage) of (1) the “contribution percentage amounts” allocated to an “eligible participant’s” Accounts for the Plan Year to (2) the “eligible participant’s” “testing compensation” for the Plan Year.

(c) “Contribution percentage amounts” mean those amounts included in applying the “ACP” test.

(1) “Contribution percentage amounts” include the following:

(A) any Employee Contributions made by an “eligible participant” to the Plan;

(B)      any Matching Employer Contributions on eligible contributions as elected by the Employer in Subsection 1.11(c) of the Adoption Agreement, made for the Plan Year, but excluding (A) Qualified Matching Employer Contributions that are taken into account in satisfying the “ADP” test described in Section 6.03 and (B) Matching Employer Contributions that are forfeited either to correct “excess aggregate contributions” or because the contributions to which they relate are “excess deferrals”, “excess contributions”, “excess aggregate contributions”, or Catch-Up Contributions (in the event the Plan does not provide for Matching Employer Contributions with respect to Catch-Up Contributions);

(C) if elected, Qualified Nonelective Employer Contributions, excluding Qualified Nonelective Employer Contributions that are taken into account in satisfying the “ADP” test described in Section 6.03;

(D)      if elected, 401(k) Safe Harbor Nonelective Employer Contributions, to the extent such contributions are not required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(b) of the Treasury Regulations, excluding 401(k) Safe Harbor Nonelective Employer Contributions that are taken into account in satisfying the “ADP” test described in Section 6.03; and

(E)      if elected, Deferral Contributions, provided that the “ADP” test described in Section 6.03 is satisfied both including Deferral Contributions included as “contribution percentage amounts” and excluding such Deferral Contributions.

(2)      Notwithstanding the foregoing, for any Plan Year in which the “ADP” test described in Section 6.03 is deemed satisfied pursuant to Section 6.09 with respect to some or all Deferral Contributions, “contribution percentage amounts” shall not include the following:

(A) any Deferral Contributions with respect to which the “ADP” test is deemed satisfied; and

(B) if elected, the following Matching Employer Contributions:

(i)      if the requirements described in Section 6.10 for deemed satisfaction of the “ACP” test with respect to some or all Matching Employer Contributions are met, those Matching Employer Contributions with respect to which the “ACP” test is deemed satisfied; or

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(ii)      if the “ADP” test is deemed satisfied using 401(k) Safe Harbor Matching Employer Contributions, but the requirements described in Section 6.10 for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions are not met, any Matching Employer Contributions made on behalf of an “eligible participant” for the Plan Year that do not exceed four percent of the “eligible participant’s” Compensation for the Plan Year.

(3)      Notwithstanding any other provisions of this Subsection, if an Employer elects to change from the current year testing method described in Subsection 1.06(a)(1) of the Adoption Agreement to the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, the following shall not be considered “contribution percentage amounts” for purposes of determining the “contribution percentages” of Non-Highly Compensated Employees for the prior year immediately preceding the Plan Year in which the change is effective:

(A) Qualified Matching Employer Contributions that were taken into account in satisfying the “ADP” test described in Section 6.03 for such prior year;

(B) Qualified Nonelective Employer Contributions that were taken into account in satisfying the “ADP” test described in Section 6.03 or the “ACP” test described in Section 6.06 for such prior year;

(C)     401(k) Safe Harbor Nonelective Employer Contributions that were taken into account in satisfying the “ADP” test described in Section 6.03 or the “ACP” test described in Section 6.06 for such prior year or that were required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(b) of the Treasury Regulations for such prior year; and

(D) all Deferral Contributions.

To be included in determining an “eligible participant’s” “contribution percentage” for a Plan Year, Employee Contributions must be made to the Plan before the end of such Plan Year and other “contribution percentage amounts” must be allocated to the “eligible participant’s” Account as of a date within such Plan Year and made before the last day of the 12-month period immediately following the Plan Year to which the “contribution percentage amounts” relate. If an Employer has elected the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, “contribution percentage amounts” that are taken into account for purposes of determining the “contribution percentages” of Non-Highly Compensated Employees for the prior year relate to such prior year. Therefore, such “contribution percentage amounts” must be made before the last day of the Plan Year being tested.

(d) “Deferral ratio” means the ratio (expressed as a percentage) of (1) the amount of “includable contributions” made on behalf of an Active Participant for the Plan Year to (2) the Active Participant’s “testing compensation” for such Plan Year. An Active Participant who does not receive “includable contributions” for a Plan Year shall have a “deferral ratio” of zero.

(e) “Designated Roth contributions” mean any Roth 401(k) Contributions made to the Plan and any “elective deferrals” made to another plan that would be excludable from a Participant’s income, but for the Participant’s election to designate such contributions as Roth contributions and include them in income.

(f) “Determination year” means (1) for purposes of determining income or loss with respect to “excess deferrals”, the calendar year in which the “excess deferrals” were made and (2) for purposes of determining income or loss with respect to “excess contributions”, and “excess aggregate contributions”, the Plan Year in which such “excess contributions” or “excess aggregate contributions” were made.

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(g)         “Elective deferrals” mean all employer contributions, other than Deferral Contributions, made on behalf of a Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on behalf of a Participant pursuant to a salary reduction agreement for the purchase of an annuity contract under Code Section 403(b). “Elective deferrals” include “designated Roth contributions” made to another plan. “Elective deferrals” do not include any deferrals properly distributed as excess “annual additions” or any deferrals treated as catch-up contributions in accordance with the provisions of Code Section 414(v).

(h)         “Eligible participant” means any Active Participant who is eligible to make Employee Contributions, or Deferral Contributions (if the Employer takes such contributions into account in calculating “contribution percentages”), or to receive a Matching Employer Contribution. Notwithstanding the foregoing, the term “eligible participant” shall not include any Active Participant who is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers.

(i)           “Excess aggregate contributions” with respect to any Plan Year mean the excess of

(1)         The aggregate “contribution percentage amounts” actually taken into account in computing the average “contribution percentages” of “eligible participants” who are Highly Compensated Employees for such Plan Year, over

(2)          The maximum amount of “contribution percentage amounts” permitted to be made on behalf of Highly Compensated Employees under Section 6.06 (determined by reducing “contribution percentage amounts” made for the Plan Year on behalf of “eligible participants” who are Highly Compensated Employees in order of their “contribution percentages” beginning with the highest of such “contribution percentages”).

              “Excess aggregate contributions” shall be determined after first determining “excess deferrals” and then determining “excess contributions”.

(j)           “Excess contributions” with respect to any Plan Year mean the excess of

(1)         The aggregate amount of “includable contributions” actually taken into account in computing the average “deferral percentage” of Active Participants who are Highly Compensated Employees for such Plan Year, over

(2)          The maximum amount of “includable contributions” permitted to be made on behalf of Highly Compensated Employees under Section 6.03 (determined by reducing “includable contributions” made for the Plan Year on behalf of Active Participants who are Highly Compensated Employees in order of their “deferral ratios”, beginning with the highest of such “deferral ratios”).

(k)         “Excess deferrals” mean those Deferral Contributions and/or “elective deferrals” that are includable in a Participant’s gross income under Code Section 402(g) to the extent such Participant’s Deferral Contributions and/or “elective deferrals” for a calendar year exceed the dollar limitation under such Code Section for such calendar year.

(l)          “Excess 415 amount” means the excess of an Active Participant’s “annual additions” for the Limitation Year over the “maximum permissible amount”.

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(m)        “415 employer” means the Employer and any other employers which constitute a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)) or which constitute trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c) as modified by Code Section 415(h)) or which constitute an affiliated service group (as defined in Code Section 414(m)) and any other entity required to be aggregated with the Employer pursuant to regulations issued under Code Section 414(o).

(n)         “Includable contributions” mean those amounts included in applying the “ADP” test.

(1) “Includable contributions” include the following:

(A)         any Deferral Contributions made on behalf of an Active Participant, including “excess deferrals” of Highly Compensated Employees and “designated Roth contributions”, except as specifically provided in Subsection 6.01(n)(2);

(B)          if elected, Qualified Nonelective Employer Contributions, excluding Qualified Nonelective Employer Contributions that are taken into account in satisfying the “ACP” test described in Section 6.06; and

(C)          if elected, Qualified Matching Employer Contributions on Deferral Contributions or Employee Contributions made for the Plan Year; provided, however, that the maximum amount of Qualified Matching Employer Contributions included in “includable contributions” with respect to an Active Participant shall not exceed the greater of 5% of the Active Participant’s “testing compensation” or 100% of his Deferral Contributions for the Plan Year.

(2) “Includable contributions” shall not include the following:

(A)          Catch-Up Contributions, except to the extent that a Participant’s Deferral Contributions are classified as Catch-Up Contributions as provided in Section 6.04 solely because of a failure of the “ADP” test described in Section 6.03;

(B) “excess deferrals” of Non-Highly Compensated Employees that arise solely from Deferral Contributions made under the Plan or plans maintained by the Employer or a Related Employer;

(C) Deferral Contributions that are taken into account in satisfying the “ACP” test described in Section 6.06;

(D) additional elective contributions made pursuant to Code Section 414(u) that are treated as Deferral Contributions;

(E) for any Plan Year in which the “ADP” test described in Section 6.03 is deemed satisfied pursuant to Section 6.09 with respect to some or all Deferral Contributions, the following:

(i) any Deferral Contributions with respect to which the “ADP” test is deemed satisfied; and

(ii)     Qualified Matching Employer Contributions, except to the extent that the “ADP” test described in Section 6.03 must be satisfied with respect to some Deferral Contributions and such Qualified Matching Employer Contributions are used in applying the “ADP” test.

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(3)      Notwithstanding any other provision of this Subsection, if an Employer elects to change from the current year testing method described in Subsection 1.06(a)(1) of the Adoption Agreement to the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, the following shall not be considered “includable contributions” for purposes of determining the “deferral ratios” of Non-Highly Compensated Employees for the prior year immediately preceding the Plan Year in which the change is effective:

(A) Deferral Contributions that were taken into account in satisfying the “ACP” test described in Section 6.06 for such prior year;

(B) Qualified Nonelective Employer Contributions that were taken into account in satisfying the “ADP” test described in Section 6.03 or the “ACP” test described in Section 6.06 for such prior year;

(C)          401(k) Safe Harbor Nonelective Employer Contributions that were taken into account in satisfying the “ADP” test described in Section 6.03 or the “ACP” test described in Section 6.06 for such prior year or that were required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(b) of the Treasury Regulations for such prior year;

(D)          401(k) Safe Harbor Matching Employer Contributions that were taken into account in satisfying the “ADP” test described in Section 6.03 for such prior year or that were required to satisfy the safe harbor contribution requirements under Section 1.401(k)-3(c) of the Treasury Regulations for such prior year; and

(E) all Qualified Matching Employer Contributions.

             To be included in determining an Active Participant’s “deferral ratio” for a Plan Year, “includable contributions” must be allocated to the Participant’s Account as of a date within such Plan Year and made before the last day of the 12-month period immediately following the Plan Year to which the “includable contributions” relate. If an Employer has elected the prior year testing method described in Subsection 1.06(a)(2) of the Adoption Agreement, “includable contributions” that are taken into account for purposes of determining the “deferral ratios” of Non-Highly Compensated Employees for the prior year relate to such prior year. Therefore, such “includable contributions” must be made before the last day of the Plan Year being tested.

(o)         “Individual medical benefit account” means an individual medical benefit account as defined in Code Section 415(l)(2).

(p)         “Maximum permissible amount” means for a Limitation Year with respect to any Active Participant the lesser of (1) the maximum dollar amount permitted for the Limitation Year under Code Section 415(c)(1)(A) adjusted as provided in Code Section 415(d) (e.g., $42,000 for the Limitation Year ending in 2005) or (2) 100 percent of the Active Participant’s Compensation for the Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive-month period, the dollar limitation specified in clause (1) above shall be adjusted by multiplying it by a fraction the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12.

             The Compensation limitation specified in clause (2) above shall not apply to any contribution for medical benefits within the meaning of Code Section 401(h) or 419A(f)(2) after separation from service which is otherwise treated as an “annual addition” under Code Section 419A(d)(2) or 415(l)(1).

(q)         “Simplified employee pension” means a simplified employee pension as defined in Code Section 408(k).

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(r)        “Testing compensation” means compensation as defined in Code Section 414(s). “Testing compensation” shall be based on the amount actually paid to a Participant during the “testing year” or, at the option of the Employer, during that portion of the “testing year” during which the Participant is an Active Participant; provided, however, that if the Employer elected different Eligibility Service requirements for purposes of eligibility to make Deferral Contributions and to receive Matching Employer Contributions, then “testing compensation” must be based on the amount paid to a Participant during the full “testing year”.

           The annual “testing compensation” of each Active Participant taken into account in applying the “ADP” test described in Section 6.03 and the “ACP” test described in Section 6.06 for any “testing year” shall not exceed the annual compensation limit under Code Section 401(a)(17) as in effect on the first day of the “testing year” (e.g., $210,000 for the “testing year” beginning in 2005). This limit shall be adjusted by the Secretary to reflect increases in the cost of living, as provided in Code Section 401(a)(17)(B); provided, however, that the dollar increase in effect on January 1 of any calendar year is effective for “testing years” beginning in such calendar year. If a Plan determines “testing compensation” over a period that contains fewer than 12 calendar months (a “short determination period”), then the Compensation limit for such “short determination period” is equal to the Compensation limit for the calendar year in which the “short determination period” begins multiplied by the ratio obtained by dividing the number of full months in the “short determination period” by 12; provided, however, that such proration shall not apply if there is a “short determination period” because (1) an election was made, in accordance with any rules and regulations issued by the Secretary of the Treasury or his delegate, to apply the “ADP” test described in Section 6.03 and/or the “ACP” test described in Section 6.06 based only on Compensation paid during the portion of the “testing year” during which an individual was an Active Participant or (2) an Employee is covered under the Plan for fewer than 12 calendar months or (3) there is a short initial Plan Year.

(s) “Testing year” means

(1) if the Employer has elected the current year testing method in Subsection 1.06(a)(1) of the Adoption Agreement, the Plan Year being tested.

(2) if the Employer has elected the prior year testing method in Subsection 1.06(a)(2) of the Adoption Agreement, the Plan Year immediately preceding the Plan Year being tested.

(t) “Welfare benefit fund” means a welfare benefit fund as defined in Code Section 419(e).

             To the extent that types of contributions defined in Section 2.01 are referred to in this Article 6, the defined term includes similar contributions made under other plans where the context so requires.

6.02.    Code Section 402(g) Limit on Deferral Contributions. In no event shall the amount of Deferral Contributions, other than Catch-Up Contributions, made under the Plan for a calendar year, when aggregated with the “elective deferrals” made under any other plan maintained by the Employer or a Related Employer, exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year.

            A Participant may assign to the Plan any “excess deferrals” made during a calendar year by notifying the Administrator on or before March 15 following the calendar year in which the “excess deferrals” were made of the amount of the “excess deferrals” to be assigned to the Plan. A Participant is deemed to notify the Administrator of any “excess deferrals” that arise by taking into account only those Deferral Contributions made to the Plan and those “elective deferrals” made to any other plan maintained by the Employer or a Related Employer. Notwithstanding any other provision of the Plan, “excess deferrals”, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be distributed no later than April 15 to any Participant to whose Account “excess deferrals” were so assigned for the preceding calendar year and who claims “excess deferrals” for such calendar year. In the event that “excess deferrals” are allocated to a Participant’s Deferral Contributions Accounts, such “excess deferrals” will be distributed first from the Participant’s Deferral Contributions for the Plan Year other than his Roth 401(k) Contributions then from his Roth 401(k) Contributions.

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            “Excess deferrals” to be distributed to a Participant for a calendar year shall be reduced by any “excess contributions” for the Plan Year beginning within such calendar year that were previously distributed or re-characterized in accordance with the provisions of Section 6.04.

            Any Matching Employer Contributions attributable to “excess deferrals”, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be forfeited and applied as provided in Section 11.09.

             “Excess deferrals” shall be treated as “annual additions” under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the calendar year in which the “excess deferrals” were made.

6.03.    Additional Limit on Deferral Contributions (“ADP” Test). Unless the Employer has elected in Subsection 1.11(a)(3) or Subsection 1.12(a)(3) of the Adoption Agreement to make 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions for a Plan Year, notwithstanding any other provision of the Plan to the contrary, the Deferral Contributions, excluding additional elective contributions made pursuant to Code Section 414(u) that are treated as Deferral Contributions and Catch-Up Contributions (except to the extent that a Participant’s Deferral Contributions are classified as Catch-Up Contributions as provided in Section 6.04 solely because of a failure of the “ADP” test described herein), made with respect to the Plan Year on behalf of Active Participants who are Highly Compensated Employees for such Plan Year may not result in an average “deferral ratio” for such Active Participants that exceeds the greater of:

(a) the average “deferral ratio” for the “testing year” of Active Participants who are Non-Highly Compensated Employees for the “testing year” multiplied by 1.25; or

(b)          the average “deferral ratio” for the “testing year” of Active Participants who are Non-Highly Compensated Employees for the “testing year” multiplied by two, provided that the average “deferral ratio” for Active Participants who are Highly Compensated Employees for the Plan Year being tested does not exceed the average “deferral ratio” for Participants who are Non-Highly Compensated Employees for the “testing year” by more than two percentage points.

            For the first Plan Year in which the Plan provides a cash or deferred arrangement, the average “deferral ratio” for Active Participants who are Non-Highly Compensated Employees used in determining the limits applicable under Subsections 6.03(a) and (b) shall be either three percent or the actual average “deferral ratio” for such Active Participants for such first Plan Year, as elected by the Employer in Section 1.06(b) of the Adoption Agreement.

            The “deferral ratios” of Active Participants who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement shall be disaggregated from the “deferral ratios” of other Active Participants and the provisions of this Section 6.03 shall be applied separately with respect to each group.

            The “deferral ratio” for any Active Participant who is a Highly Compensated Employee for the Plan Year being tested and who is eligible to have “includable contributions” allocated to his accounts under two or more cash or deferred arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer, shall be determined as if such “includable contributions” were made under the Plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all “includable contributions” made during the Plan Year under all such arrangements shall be treated as having been made under the Plan. Notwithstanding the foregoing, certain plans, and contributions made thereto, shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(k).

            If this Plan satisfies the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 6.03 shall be applied by determining the “deferral ratios” of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year and use the same method to satisfy the “ADP” test.

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            Notwithstanding anything herein to the contrary, if the Plan permits Employees to make Deferral Contributions prior to the time the Employees have completed the minimum age and service requirements of Code Section 410(a)(1)(A) and the Employer elects, pursuant to Code Section 410(b)(4)(B), to disaggregate the Plan into two component plans for purposes of complying with Code Section 410(b)(1), one benefiting Employees who have completed such minimum age and service requirements and the other benefiting Employees who have not, the Plan must be disaggregated in the same manner for ADP testing purposes, unless the Plan applies the alternative rule in Code Section 401(k)(3)(F). In determining the component plans for purposes of such disaggregation, the Employer may apply the maximum entry dates permitted under Code Section 410(a)(4).

            The Employer shall maintain records sufficient to demonstrate satisfaction of the “ADP” test and the amount of Qualified Nonelective Employer Contributions and/or Qualified Matching Employer Contributions used in such test.

6.04.    Allocation and Distribution of “Excess Contributions”. Notwithstanding any other provision of this Plan, the “excess contributions” allocable to the Account of a Participant, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be distributed to the Participant no later than the last day of the Plan Year immediately following the Plan Year in which the “excess contributions” were made, unless the Employer elected Catch-Up Contributions in Subsection 1.07(a)(4) of the Adoption Agreement and such “excess contributions” are classified as Catch-Up Contributions.

             If “excess contributions” are to be distributed from the Plan and such “excess contributions” are distributed more than 2 1/2 months after the last day of the Plan Year in which the “excess contributions” were made, a ten percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts.

            The “excess contributions” allocable to a Participant’s Account shall be determined by reducing the “includable contributions” made for the Plan Year on behalf of Active Participants who are Highly Compensated Employees in order of the dollar amount of such “includable contributions”, beginning with the highest such dollar amount. “Excess contributions” allocated to a Participant for a Plan Year shall be reduced by the amount of any “excess deferrals” previously distributed for the calendar year ending in such Plan Year.

             “Excess contributions” shall be treated as “annual additions”.

             For purposes of distribution, “excess contributions” shall be considered allocated among a Participant’s Deferral Contributions Accounts and, if applicable, the Participant’s Qualified Nonelective Employer Contributions Account and/or Qualified Matching Employer Contributions Account in the order prescribed and communicated to the Trustee, which order shall be uniform with respect to all Participants and nondiscriminatory. In the event that “excess contributions” are allocated to a Participant’s Deferral Contributions Accounts, such “excess contributions” will be distributed first from the Participant’s Deferral Contributions for the Plan Year other than his Roth 401(k) Contributions then from his Roth 401(k) Contributions.

            Any Matching Employer Contributions attributable to “excess contributions”, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be forfeited and applied as provided in Section 11.09.

6.05.    Reductions in Deferral Contributions to Meet Code Requirements. If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

6.06.    Limit on Matching Employer Contributions and Employee Contributions (“ACP” Test). The provisions of this Section 6.06 shall not apply to Active Participants who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers. The provisions of this Section shall not apply to Matching Employer Contributions made on account of amounts deferred pursuant to Code Section 457 under a separate eligible deferred compensation plan.

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             Notwithstanding any other provision of the Plan to the contrary, Matching Employer Contributions and Employee Contributions made with respect to a Plan Year by or on behalf of “eligible participants” who are Highly Compensated Employees for such Plan Year may not result in an average “contribution percentage” for such “eligible participants” that exceeds the greater of:

(a) the average “contribution percentage” for the “testing year” of “eligible participants” who are Non-Highly Compensated Employees for the “testing year” multiplied by 1.25; or

(b)          the average “contribution percentage” for the “testing year” of “eligible participants” who are Non-Highly Compensated Employees for the “testing year” multiplied by two, provided that the average “contribution percentage” for the Plan Year being tested of “eligible participants” who are Highly Compensated Employees does not exceed the average “contribution percentage” for the “testing year” of “eligible participants” who are Non-Highly Compensated Employees for the “testing year” by more than two percentage points.

             For the first Plan Year in which the Plan provides for “contribution percentage amounts” to be made, the “ACP” for “eligible participants” who are Non-Highly Compensated Employees used in determining the limits applicable under paragraphs (a) and (b) of this Section 6.06 shall be either three percent or the actual “ACP” of such eligible participants for such first Plan Year, as elected by the Employer in Section 1.06(b) of the Adoption Agreement.

             The “contribution percentage” for any “eligible participant” who is a Highly Compensated Employee for the Plan Year and who is eligible to have “contribution percentage amounts” allocated to his accounts under two or more plans described in Code Section 401(a) that are maintained by the Employer or a Related Employer, shall be determined as if such “contribution percentage amounts” were contributed to the Plan. If a Highly Compensated Employee participates in two or more such plans that have different plan years, all “contribution percentage amounts” made during the Plan Year under such other plans shall be treated as having been contributed to the Plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Treasury Regulations issued under Code Section 401(m).

             If this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 6.06 shall be applied by determining the “contribution percentages” of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year and use the same method to satisfy the “ACP” test.

             Notwithstanding anything herein to the contrary, if the Plan permits Employees to make Employee Contributions and/or receive Matching Employer Contributions prior to the time the Employees have completed the minimum age and service requirements of Code Section 410(a)(1)(A) and the Employer elects, pursuant to Code Section 410(b)(4)(B), to disaggregate the Plan into two component plans for purposes of complying with Code Section 410(b)(1), one benefiting Employees who have completed such minimum age and service requirements and the other benefiting Employees who have not, the Plan must be disaggregated in the same manner for ACP testing purposes, unless the Plan applies the alternative rule in Code Section 401(m)(5)(C). In determining the component plans for purposes of such disaggregation, the Employer may apply the maximum entry dates permitted under Code Section 410(a)(4).

             The Employer shall maintain records sufficient to demonstrate satisfaction of the “ACP” test and the amount of Deferral Contributions, Qualified Nonelective Employer Contributions, and/or Qualified Matching Employer Contributions used in such test.

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6.07.    Allocation, Distribution, and Forfeiture of “Excess Aggregate Contributions”. Notwithstanding any other provision of the Plan, the “excess aggregate contributions” allocable to the Account of a Participant, plus any income and minus any loss allocable thereto, as determined under Section 6.08, shall be forfeited, if forfeitable, or if not forfeitable, distributed to the Participant no later than the last day of the Plan Year immediately following the Plan Year in which the “excess aggregate contributions” were made. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such “excess aggregate contributions” were made, a ten percent excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts.

             The “excess aggregate contributions” allocable to a Participant’s Account shall be determined by reducing the “contribution percentage amounts” made for the Plan Year on behalf of “eligible participants” who are Highly Compensated Employees in order of the dollar amount of such “contribution percentage amounts”, beginning with the highest such dollar amount.

              “Excess aggregate contributions” shall be treated as “annual additions”.

             “Excess aggregate contributions” shall be forfeited or distributed from a Participant’s Employee Contributions Account, Matching Employer Contributions Account and, if applicable, the Participant’s Deferral Contributions Account and/or Qualified Nonelective Employer Contributions Account in the order prescribed and communicated to the Trustee, which order shall be uniform with respect to all Participants and nondiscriminatory. In the event that “excess aggregate contributions” are allocated to a Participant’s Deferral Contributions Accounts, such “excess aggregated contributions” will be distributed first from the Participant’s Deferral Contributions for the Plan Year other than his Roth 401(k) Contributions then from his Roth 401(k) Contributions.

              Forfeitures of “excess aggregate contributions” shall be applied as provided in Section 11.09.

6.08.     Income or Loss on Distributable Contributions. The income or loss allocable to “excess deferrals”, “excess contributions”, and “excess aggregate contributions” shall be determined under one of the following methods:

(a)          the income or loss attributable to such distributable contributions shall be the sum of (i) the income or loss for the “determination year” allocable to the Participant’s Account to which such contributions were made multiplied by a fraction, the numerator of which is the amount of the distributable contributions and the denominator of which is the balance of the Participant’s Account to which such contributions were made, determined as of the end of the “determination year” without regard to any income or loss occurring during the “determination year”, plus (ii) 10 percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the “determination year” and the date of distribution, counting the calendar month of distribution if distribution occurs after the 15th of the month; or

(b)          the income or loss attributable to such distributable contributions shall be the sum of (i) the income or loss on such contributions for the “determination year”, determined under any other reasonable method, plus (ii) the income or loss on such contributions for the “gap period”, determined under such other reasonable method. Any reasonable method used to determine income or loss hereunder shall be used consistently for all Participants in determining the income or loss allocable to distributable contributions hereunder and shall be the same method that is used by the Plan in allocating income or loss to Participants’ Accounts. For purposes of this paragraph, the “gap period” means the period between the end of the “determination year” and the date of distribution; provided, however, that income or loss for the “gap period” may be determined as of a date that is no more than seven days before the date of distribution.

6.09.     Deemed Satisfaction of “ADP” Test. Notwithstanding any other provision of this Article 6 to the contrary, if the Employer has elected in Subsection 1.11(a)(3) or Subsection 1.12(a)(3) of the Adoption Agreement to make 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions, , the Plan shall be deemed to have satisfied the “ADP” test described in Section 6.03 for a Plan Year provided all of the following requirements are met:

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(a)      The 401(k) Safe Harbor Matching Employer Contribution or 401(k) Safe Harbor Nonelective Employer Contribution must be allocated to an Active Participant’s Account as of a date within such Plan Year and must be made before the last day of the 12-month period immediately following such Plan Year.

(b)      If the Employer has elected to make 401(k) Safe Harbor Matching Employer Contributions, such 401(k) Safe Harbor Matching Employer Contributions must be made with respect to Deferral Contributions made by the Active Participant for such Plan Year.

(c)      The Employer shall provide to each Active Participant during the Plan Year a comprehensive notice, written in a manner calculated to be understood by the average Active Participant, of the Active Participant’s rights and obligations under the Plan. If the Employer either (i) is considering amending its Plan to satisfy the “ADP” test using 401(k) Safe Harbor Nonelective Employer Contributions, as provided in Section 6.11, or (ii) has selected 401(k) Safe Harbor Nonelective Employer Contributions under Subsection 1.12(a)(3) of the Adoption Agreement and selected Subsection (a)(2), but not Subsection (a)(2)(A) of the 401(k) Safe Harbor Nonelective Employer Contributions Addendum, the notice shall include a statement that the Plan may be amended to provide a 401(k) Safe Harbor Nonelective Employer Contribution for the Plan Year. The notice shall be provided to each Active Participant within one of the following periods, whichever is applicable:

(1)          if the Employee is an Active Participant 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days, or any other reasonable period, before the first day of the Plan Year; or

(2) if the Employee becomes an Active Participant after the date described in paragraph (f) above, within the period beginning 90 days before and ending on the date he becomes an Active Participant.

           If the notice provides that the Plan may be amended to provide a 401(k) Safe Harbor Nonelective Employer Contribution for the Plan Year and the Plan is amended to provide such contribution, a supplemental notice shall be provided to all Active Participants stating that a 401(k) Safe Harbor Nonelective Employer Contribution in the specified amount shall be made for the Plan Year. Such supplemental notice shall be provided to Active Participants at least 30 days before the last day of the Plan year.

(d)      If the Employer has elected to make 401(k) Safe Harbor Matching Employer Contributions, the ratio of Matching Employer Contributions made on behalf of each Highly Compensated Employee for the Plan Year to each such Highly Compensated Employee’s eligible contributions for the Plan Year is not greater than the ratio of Matching Employer Contributions to eligible contributions that would apply to any Non-Highly Compensated Employee for whom such eligible contributions are the same percentage of Compensation, adjusted as provided in Section 5.02, for the Plan Year.

(e)      Except as otherwise provided in Subsection 6.11(b), or with respect to the Plan Year described in (2) below the Plan is amended to provide for 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions before the first day of such Plan Year, and except as otherwise provided in Subsection 6.11(d) or with respect to a Plan Year described in (1) through (4) below, such provisions remain in effect for an entire 12-month Plan Year. The 12-month Plan Year requirement shall not apply to:

(1)          The first Plan Year of a newly established Plan (other than a successor plan) if such Plan Year is at least 3 months long, provided that the 3-month requirement shall not apply in the case of a newly established employer that establishes a plan as soon as administratively feasible;

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(2)          The Plan Year in which a cash or deferred arrangement is first added to an existing plan (other than a successor plan) if the cash or deferred arrangement is effective no later than 3 months before the end of such Plan Year;

(3)          Any short Plan Year resulting from a change in Plan Year if (i) the Plan satisfied the safe harbor requirements for the immediately preceding Plan Year and (ii) the Plan satisfies the safe harbor requirements for the immediately following Plan Year (or the immediately following 12 months, if the following Plan Year has fewer than 12 months);

(4)          The final Plan Year of a terminating Plan if any of the following applies: (i) the Plan would satisfy the provisions of paragraph Subsection 6.11(d) below, other than the provisions of paragraph Subsection 6.11(d)(3), treating the termination as an election to reduce or suspend 401(k) Safe Harbor Matching Employer Contributions; (ii) the termination is in connection with a transaction described in Code Section 410(b)(6)(C); or (iii) the Employer incurs a substantial business hardship comparable to a substantial business hardship described in Code Section 412(d).

             Notwithstanding any other provision of this Section, if the Employer has elected a more stringent eligibility requirement in Section 1.04 of the Adoption Agreement for 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions than for Deferral Contributions, the Plan shall be disaggregated and treated as two separate plans pursuant to Code Section 410(b)(4)(B). The separate disaggregated plan that satisfies Code Section 401(k)(12) shall be deemed to have satisfied the “ADP” test. The other disaggregated plan shall be subjected to the “ADP” test described in Section 6.03.

             If the Employer has elected in Subsection (a)(1)(B) or (a)(2)(B) of the 401(k) Safe Harbor Matching Employer Contributions Addendum to the Adoption Agreement or Section (b) of the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement to exclude collectively-bargained employees from receiving 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions, the Plan shall be deemed to have satisfied the “ADP” test only with respect to those employees who are eligible to receive such contributions. The remainder of the Plan shall be subjected to the “ADP” test described in Section 6.03.

             Except as otherwise provided in Subsection 6.11(d) regarding amendments suspending or eliminating 401(k) Safe Harbor Matching Contributions, a plan that does not meet the requirements specified in (a) through (e) above with respect to a Plan Year may not default to ADP testing in accordance with Section 6.03 above.

6.10.     Deemed Satisfaction of “ACP” Test With Respect to Matching Employer Contributions. The portion of the Plan that is deemed to satisfy the “ADP” test pursuant to Section 6.09 shall also be deemed to have satisfied the “ACP” test described in Section 6.06 with respect to Matching Employer Contributions, if Matching Employer Contributions to the Plan for the Plan Year meet all of the following requirements:

(a) Matching Employer Contributions meet the requirements of Subsections 6.09(a) and (b) as if they were 401(k) Safe Harbor Matching Employer Contributions;

(b) the percentage of eligible contributions matched does not increase as the percentage of Compensation contributed increases;

(c)         the ratio of Matching Employer Contributions made on behalf of each Highly Compensated Employee for the Plan Year to each such Highly Compensated Employee’s eligible contributions for the Plan Year is not greater than the ratio of Matching Employer Contributions to eligible contributions that would apply to each Non-Highly Compensated Employee for whom such eligible contributions are the same percentage of Compensation, adjusted as provided in Section 5.02, for the Plan Year;

(d) eligible contributions matched do not exceed six percent of a Participant’s Compensation; and

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(e)        if the Employer elected in Subsection 1.11(a)(2) or 1.11(b) of the Adoption Agreement to provide discretionary Matching Employer Contributions, the Employer also elected in Subsection 1.11(a)(2)(A) or 1.11(b)(1) of the Adoption Agreement, as applicable, to limit the dollar amount of such discretionary Matching Employer Contributions allocated to a Participant for the Plan Year to no more than four percent of such Participant’s Compensation for the Plan Year.

             The portion of the Plan not deemed to have satisfied the “ACP” test pursuant to this Section shall be subject to the “ACP” test described in Section 6.06 with respect to Matching Employer Contributions.

If the Plan provides for Employee Contributions, the “ACP” test described in Section 6.06 must be applied with respect to such Employee Contributions.

6.11.     Changing Testing Methods. Notwithstanding any other provisions of the Plan, if the Employer elects to change between the “ADP” testing method and the safe harbor testing method, the following shall apply:

(a)        Except as otherwise specifically provided in this Section or Subsection 6.09(e), the Employer may not change from the “ADP” testing method to the safe harbor testing method unless Plan provisions adopting the safe harbor testing method are adopted before the first day of the Plan Year in which they are to be effective and remain in effect for an entire 12-month Plan Year.

(b) A Plan may be amended during a Plan Year to make 401(k) Safe Harbor Nonelective Employer Contributions to satisfy the testing rules for such Plan Year if:

(1) The Employer provides both the initial and subsequent notices described in Section 6.09 for such Plan Year within the time period prescribed in Section 6.09.

(2)    The Employer amends its Adoption Agreement no later than 30 days prior to the end of such Plan Year to provide for 401(k) Safe Harbor Nonelective Employer Contribution in accordance with the provisions of the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement.

(c)        Except as otherwise specifically provided in this Section, a Plan may not be amended during the Plan Year to discontinue 401(k) Safe Harbor Nonelective or Matching Employer Contributions and revert to the “ADP” testing method for such Plan Year.

(d) A Plan may be amended to reduce or suspend 401(k) Safe Harbor Matching Contributions on future contributions during a Plan Year and revert to the “ADP” testing method for such Plan Year if:

(1)    All Active Participants are provided notice of the reduction or suspension describing (i) the consequences of the amendment, (ii) the procedures for changing their salary reduction agreements and (iii) the effective date of the reduction or suspension.

(2)    The reduction or suspension of 401(k) Safe Harbor Matching Contributions is no earlier than the later of (i) 30 days after the date the notice described in paragraph (1) is provided to Active Participants or (ii) the date the amendment is adopted.

(3)    Active Participants are given a reasonable opportunity before the reduction or suspension occurs, including a reasonable period after the notice described in paragraph (1) is provided to Active Participants, to change their salary reduction agreements elections.

(4)    The Plan makes 401(k) Safe Harbor Matching Employer Contributions in accordance with the provisions of the Adoption Agreement in effect prior to the amendment with respect to Deferral Contributions made through the effective date of the amendment.

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           If the Employer amends its Plan in accordance with the provisions of this paragraph (d), the “ADP” test described in Section 6.03 shall be applied as if it had been in effect for the entire Plan Year using the current year testing method in Subsection 1.06(a)(1) of the Adoption Agreement.

6.12.     Code Section 415 Limitations. Notwithstanding any other provisions of the Plan, the following limitations shall apply:

(a)       Employer Maintains Single Plan: If the “415 employer” does not maintain any other qualified defined contribution plan or any “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” in addition to the Plan, the provisions of this Subsection 6.12(a) shall apply.

(1)       If a Participant does not participate in, and has never participated in any other qualified defined contribution plan, “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” maintained by the “415 employer”, which provides an “annual addition”, the amount of “annual additions” to the Participant’s Account for a Limitation Year shall not exceed the lesser of the “maximum permissible amount” or any other limitation contained in the Plan. If a contribution that would otherwise be contributed or allocated to the Participant’s Account would cause the “annual additions” for the Limitation Year to exceed the “maximum permissible amount”, the amount contributed or allocated shall be reduced so that the “annual additions” for the Limitation Year shall equal the “maximum permissible amount”.

(2)       Prior to the determination of a Participant’s actual Compensation for a Limitation Year, the “maximum permissible amount” may be determined on the basis of a reasonable estimation of the Participant’s Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contributions based on estimated annual Compensation shall be reduced by any “excess 415 amounts” carried over from prior Limitation Years.

(3)       As soon as is administratively feasible after the end of the Limitation Year, the “maximum permissible amount” for such Limitation Year shall be determined on the basis of the Participant’s actual Compensation for such Limitation Year.

(4)       If there is an “excess 415 amount” with respect to a Participant for a Limitation Year as a result of the estimation of the Participant’s Compensation for the Limitation Year, the allocation of forfeitures to the Participant’s Account, or a reasonable error in determining the amount of Deferral Contributions that may be made on behalf of the Participant under the limits of this Section 6.12, such “excess 415 amount” shall be disposed of as follows:

(A) Any Employee Contributions that have not been matched shall be reduced to the extent necessary to reduce the “excess 415 amount”.

(B)    If after application of Subsection 6.12(a)(4)(A) an “excess 415 amount” still exists, any Employee Contributions that have been matched and the Matching Employer Contributions attributable thereto shall be reduced to the extent necessary to reduce the “excess 415 amount”.

(C)    If after application of Subsection 6.12(a)(4)(B) an “excess 415 amount” still exists, any Deferral Contributions that have not been matched shall be reduced to the extent necessary to reduce the “excess 415 amount”. If both pre-tax Deferral Contributions and Roth 401(k) Contributions have been made on behalf of a Participant, the pre-tax Deferral Contributions that have not been matched shall be reduced first. If there is still an “excess 415 amount” after all such pre-tax Deferral Contributions have been distributed, then Roth 401(k) Contributions that have not been matched shall be reduced to the extent necessary.

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(D)    If after application of Subsection 6.12(a)(4)(C) an “excess 415 amount” still exists, any Deferral Contributions that have been matched and the Matching Employer Contributions attributable thereto shall be reduced to the extent necessary to reduce the “excess 415 amount”. If both pre-tax Deferral Contributions and Roth 401(k) Contributions have been made on behalf of a Participant, the pre-tax Deferral Contributions that have been matched and the Matching Contributions attributable thereto shall be reduced first. If there is still an “excess 415 amount” after all such pre-tax Deferral Contributions have been distributed, then Roth 401(k) Contributions that have been matched and the Matching Contributions attributable thereto shall be reduced to the extent necessary.

(E)    If after the application of Subsection 6.12(a)(4)(D) an “excess 415 amount” still exists, any Nonelective Employer Contributions shall be reduced to the extent necessary to reduce the “excess 415 amount”.

(F)    If after the application of Subsection 6.12(a)(4)(E) an “excess 415 amount” still exists, any Qualified Nonelective Employer Contributions shall be reduced to the extent necessary to reduce the “excess 415 amount”.

          Employee Contributions and Deferral Contributions that are reduced as provided above shall be returned to the Participant. Any income allocable to returned Employee Contributions or Deferral Contributions shall also be returned or shall be treated as additional “annual additions” for the Limitation Year in which the excess contributions to which they are allocable were made.

          If Matching Employer, Nonelective Employer, or Qualified Nonelective Employer Contributions to a Participant’s Account are reduced as an “excess 415 amount”, as provided above, then such “excess 415 amount” shall be allocated and re-allocated among Active Participants, except to the extent such allocation or re-allocation pursuant to the provisions of the Plan would cause an Active Participant to exceed the limitations contained in this Section. If any excess remains after allocation and re-allocation has been made as provided in the preceding sentence, then such excess shall be held unallocated in a suspense account established for the Limitation Year and shall be allocated and re-allocated among Active Participants for the next Limitation Year.

          If a suspense account is in existence at any time during the Limitation Year pursuant to this Subsection 6.12(a)(4), it shall participate in the allocation of the Trust Fund’s investment gains and losses. All amounts in the suspense account must be allocated to the Accounts of Active Participants before any Employer contribution may be made for the Limitation Year.

Except as otherwise specifically provided in this Subsection 6.12, “excess 415 amounts” may not be distributed to Participants.

(b)      Employer Maintains Multiple Defined Contribution Type Plans: Unless the Employer specifies another method for limiting “annual additions” in the 415 Correction Addendum to the Adoption Agreement, if the “415 employer” maintains any other qualified defined contribution plan or any “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” in addition to the Plan, the provisions of this Subsection 6.12(b) shall apply.

(1)          If a Participant is covered under any other qualified defined contribution plan or any “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” maintained by the “415 employer”, that provides an “annual addition”, the amount of “annual additions” to the Participant’s Account for a Limitation Year shall not exceed the lesser of

(A)    the “maximum permissible amount”, reduced by the sum of any “annual additions” to the Participant’s accounts for the same Limitation Year under such other qualified defined contribution plans and “welfare benefit funds”, “individual medical benefit accounts”, and “simplified employee pensions”, or

(B) any other limitation contained in the Plan.

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          If the “annual additions” with respect to a Participant under other qualified defined contribution plans, “welfare benefit funds”, “individual medical benefit accounts”, and “simplified employee pensions” maintained by the “415 employer” are less than the “maximum permissible amount” and a contribution that would otherwise be contributed or allocated to the Participant’s Account under the Plan would cause the “annual additions” for the Limitation Year to exceed the “maximum permissible amount”, the amount to be contributed or allocated shall be reduced so that the “annual additions” for the Limitation Year shall equal the “maximum permissible amount”. If the “annual additions” with respect to the Participant under such other qualified defined contribution plans, “welfare benefit funds”, “individual medical benefit accounts”, and “simplified employee pensions” in the aggregate are equal to or greater than the “maximum permissible amount”, no amount shall be contributed or allocated to the Participant’s Account under the Plan for the Limitation Year.

(2)       Prior to the determination of a Participant’s actual Compensation for the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) above may be determined on the basis of a reasonable estimation of the Participant’s Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contribution based on estimated annual Compensation shall be reduced by any “excess 415 amounts” carried over from prior Limitation Years.

(3)       As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) shall be determined on the basis of the Participant’s actual Compensation for such Limitation Year.

(4)       Notwithstanding the provisions of any other plan maintained by a “415 employer”, if there is an “excess 415 amount” with respect to a Participant for a Limitation Year as a result of estimation of the Participant’s Compensation for the Limitation Year, the allocation of forfeitures to the Participant’s account under any qualified defined contribution plan maintained by the “415 employer”, or a reasonable error in determining the amount of Deferral Contributions that may be made on behalf of the Participant to the Plan or any other qualified defined contribution plan maintained by the “415 employer” under the limits of this Subsection 6.12(b), such “excess 415 amount” shall be deemed to consist first of the “annual additions” allocated to this Plan and shall be reduced as provided in Subsection 6.12(a)(4).

Article 7.	Participants’ Accounts.

7.01.       Individual Accounts. The Administrator shall establish and maintain an Account for each Participant that shall reflect Employer and Employee contributions made on behalf of the Participant and earnings, expenses, gains and losses attributable thereto, and investments made with amounts in the Participant’s Account. The Administrator shall separately account for any Deferral Contributions made on behalf of a Participant and the earnings, expenses, gains and losses attributable thereto. The Administrator shall establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan. The Administrator shall notify the Trustee of all Accounts established and maintained under the Plan.

                If “designated Roth contributions”, as defined in Section 6.01, are held under the Plan either as Rollover Contributions or because of an Active Participant’s election to make Roth 401(k) Contributions under the terms of the Plan, separate accounts shall be maintained with respect to such “designated Roth contributions.” Contributions and withdrawals of “designated Roth contributions” will be credited and debited to the “designated Roth contributions” sub-account maintained for each Participant within the Participant’s Account. The Plan will maintain a record of the amount of “designated Roth contributions” in each such sub-account. Gains, losses, and other credits or charges will be separately allocated on a reasonable and consistent basis to each Participant’s “designated Roth contributions” sub-account and the Participant’s other sub-accounts within the Participant’s Account under the Plan. No contributions other than “designated Roth contributions” and properly attributable earnings will be credited to each Participant’s “designated Roth contributions” sub-account.

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7.02.     Valuation of Accounts. Participant Accounts shall be valued at their fair market value at least annually as of a “determination date”, as defined in Subsection 15.01(a), in accordance with a method consistently followed and uniformly applied, and on such date earnings, expenses, gains and losses on investments made with amounts in each Participant’s Account shall be allocated to such Account.

Article 8.	Investment of Contributions.

8.01.     Manner of Investment. All contributions made to the Accounts of Participants shall be held for investment by the Trustee. Except as otherwise specifically provided in Section 20.10, the Accounts of Participants shall be invested and reinvested only in Permissible Investments selected by the Employer and designated in the Service Agreement. The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

8.02.     Investment Decisions. Investments shall be directed by the Employer or by each Participant or both, in accordance with the Employer’s election in Subsection 1.24 of the Adoption Agreement. Pursuant to Section 20.04, the Trustee shall have no discretion or authority with respect to the investment of the Trust Fund; however, an affiliate of the Trustee may exercise investment management authority in accordance with Subsection (e) below.

(a)          With respect to those Participant Accounts for which Employer investment direction is elected, the Employer (in its capacity as a named fiduciary under ERISA) has the right to direct the Trustee in writing with respect to the investment and reinvestment of assets comprising the Trust Fund in the Permissible Investments designated in the Service Agreement.

(b)          With respect to those Participant Accounts for which Participant investment direction is elected, each Participant shall direct the investment of his Account among the Permissible Investments designated in the Service Agreement. The Participant shall file initial investment instructions using procedures established by the Administrator, selecting the Permissible Investments in which amounts credited to his Account shall be invested.

(1)          While any balance remains in the Account of a Participant after his death, the Beneficiary of the Participant shall make decisions as to the investment of the Account as though the Beneficiary were the Participant. To the extent required by a qualified domestic relations order as defined in Code Section 414(p), an alternate payee shall make investment decisions with respect to any segregated account established in the name of the alternate payee as provided in Section 18.04.

(2)          If the Trustee receives any contribution under the Plan as to which investment instructions have not been provided, such amount shall be invested in the Permissible Investment selected by the Employer for such purposes.

          To the extent that the Employer elects to allow Participants to direct the investment of their Account in Section 1.24 of the Adoption Agreement, the Plan is intended to constitute a plan described in ERISA Section 404(c) and regulations issued thereunder. The fiduciaries of the Plan shall be relieved of liability for any losses that are the direct and necessary result of investment instructions given by the Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order. The Employer shall not be relieved of fiduciary responsibility for the selection and monitoring of the Permissible Investments under the Plan.

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(c) All dividends, interest, gains and distributions of any nature received in respect of Fund Shares shall be reinvested in additional shares of that Permissible Investment.

(d) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.

(e)   The Employer may appoint an investment manager (which may be the Trustee or an affiliate) to determine the allocation of amounts held in Participants’ Accounts among various investment options (the “Managed Account” option) for Participants who direct the Trustee to invest any portion of their accounts in the Managed Account option. The investment options utilized under the Managed Account option may be those generally available under the Plan or may be as selected by the investment manager for use under the Managed Account option. Participation in the Managed Account option shall be subject to such conditions and limitations (including account minimums) as may be imposed by the investment manager. The Employer may also appoint an investment manager (which may be the Trustee or an affiliate) to manage any Permissible Investment subject to management by such investment manager.

8.03.     Participant Directions to Trustee. The method and frequency for change of investments shall be determined under (a) the rules applicable to the Permissible Investments selected by the Employer and designated in the Service Agreement and (b) any additional rules of the Employer limiting the frequency of investment changes, which are included in a separate written administrative procedure adopted by the Employer and accepted by the Trustee. The Trustee shall have no duty to inquire into the investment decisions of a Participant or to advise him regarding the purchase, retention, or sale of assets credited to his Account.

Article 9.	Participant Loans.

9.01.     Special Definition. For purposes of this Article, a “participant” is any Participant or Beneficiary, including an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), who is a party-in-interest (as determined under ERISA Section 3(14)) with respect to the Plan.

9.02.     Participant Loans. If so provided by the Employer in Section 1.18 of the Adoption Agreement, the Administrator shall allow “participants” to apply for a loan from their Accounts under the Plan, subject to the provisions of this Article 9.

9.03.     Separate Loan Procedures. All Plan loans shall be made and administered in accordance with separate loan procedures that are hereby incorporated into the Plan by reference.

9.04.     Availability of Loans. Loans shall be made available to all “participants” on a reasonably equivalent basis. Loans shall not be made available to “participants” who are Highly Compensated Employees in an amount greater than the amount made available to other “participants”.

9.05.     Limitation on Loan Amount. No loan to any “participant” shall be made to the extent that such loan when added to the outstanding balance of all other loans to the “participant” would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of plan loans during the one-year period ending on the day before the loan is made over the outstanding balance of plan loans on the date the loan is made, or (b) one-half the present value of the “participant’s” vested interest in his Account. For purposes of the above limitation, plan loans include all loans from all plans maintained by the Employer and any Related Employer.

9.06.     Interest Rate. Subject to the requirements of the Servicemembers Civil Relief Act, all loans shall bear a reasonable rate of interest as determined by the Administrator based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The determination of a reasonable rate of interest must be based on appropriate regional factors unless the Plan is administered on a national basis in which case the Administrator may establish a uniform reasonable rate of interest applicable to all regions.

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9.07.     Level Amortization. All loans shall by their terms require that repayment (principal and interest) be amortized in level payments, not less than quarterly, over a period not extending beyond five years from the date of the loan unless such loan is for the purchase of a “participant’s” primary residence. Notwithstanding the foregoing, the amortization requirement may be waived while a “participant” is on a leave of absence from employment with the Employer and any Related Employer either without pay or at a rate of pay which, after withholding for employment and income taxes, is less than the amount of the installment payments required under the terms of the loan, provided that the period of such waiver shall not exceed one year, unless the “participant” is absent because of military leave during which the “participant” performs services with the uniformed services (as defined in chapter 43 of title 38 of the United States Code), regardless of whether such military leave is a qualified military leave in accordance with the provisions of Code Section 414(u). Installment payments must resume after such leave of absence ends or, if earlier, after the first year of such leave of absence, in an amount that is not less than the amount of the installment payments required under the terms of the original loan. Unless a “participant” is absent because of military leave, as discussed below, no waiver of the amortization requirements shall extend the period of the loan beyond five years from the date of the loan, unless the loan is for purchase of the “participant’s” primary residence. If a “participant” is absent because of military leave during which the “participant” performs services with the uniformed services (as defined in chapter 43 of title 38 of the United States Code), regardless of whether such military leave is a qualified military leave in accordance with the provisions of Code Section 414(u), waiver of the amortization requirements may extend the period of the loan to the maximum period permitted for such loan under the separate loan procedures extended by the period of such military leave.

9.08.     Security. Loans must be secured by the “participant’s” vested interest in his Account not to exceed 50 percent of such vested interest. If the provisions of Section 14.04 apply to a Participant, a Participant must obtain the consent of his or her spouse, if any, to use his vested interest in his Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

9.09.     Loan Repayments. If a “participant’s” loan is being repaid through payroll withholding, the Employer shall remit any such loan repayment to the Trustee as of the earliest date on which such amount can reasonably be segregated from the Employer’s general assets, but not later than the earlier of (a) the close of the period specified in the separate loan procedures for preventing a default or (b) the 15th business day of the calendar month following the month in which such amount otherwise would have been paid to the “participant”.

9.10.     Default. The Administrator shall treat a loan in default if

(a)          any scheduled repayment remains unpaid at the end of the period specified in the separate loan procedures (unless payment is not made due to a waiver of the amortization schedule for a “participant” who is on a leave of absence, as described in Section 9.07), or

(b) there is an outstanding principal balance existing on a loan after the last scheduled repayment date.

             Upon default, the entire outstanding principal and accrued interest shall be immediately due and payable. If a distributable event (as defined by the Code) has occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the “participant’s” vested interest in his Account by the outstanding balance of the loan. If a distributable event has not occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the “participant’s” vested interest in his Account as soon as a distributable event occurs. The Trustee shall have no obligation to foreclose on the promissory note and offset the outstanding balance of the loan except as directed by the Administrator.

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9.11.     Effect of Termination Where Participant has Outstanding Loan Balance. If a Participant has an outstanding loan balance at the time his employment terminates, the entire outstanding principal and accrued interest shall be immediately due and payable. Any outstanding loan amounts that are immediately due and payable hereunder shall be treated in accordance with the provisions of Sections 9.10 and 9.12 as if the Participant had defaulted on the outstanding loan. Notwithstanding the foregoing, if a Participant with an outstanding loan balance terminates employment with the Employer and all Related Employers under circumstances that do not constitute a separation from service, as described in Subsection 12.01(b), such Participant may elect, within 60 days of such termination, to roll over the outstanding loan to an eligible retirement plan, as defined in Section 13.04, that accepts such rollovers.

9.12.     Deemed Distributions Under Code Section 72(p). Notwithstanding the provisions of Section 9.10, if a “participant’s” loan is in default, the “participant” shall be treated as having received a taxable “deemed distribution” for purposes of Code Section 72(p), whether or not a distributable event has occurred. The tax treatment of that portion of a defaulted loan that is secured by Roth 401(k) Contributions shall be determined in accordance with Code Section 402A and guidance issued thereunder.

            The amount of a loan that is a deemed distribution ceases to be an outstanding loan for purposes of Code Section 72, except as otherwise specifically provided herein, and a Participant shall not be treated as having received a taxable distribution when the Participant’s Account is offset by the outstanding balance of the loan amount as provided in Section 9.10. In addition, interest that accrues on a loan after it is deemed distributed shall not be treated as an additional loan to the Participant and shall not be included in the income of the Participant as a deemed distribution. Notwithstanding the foregoing, unless a Participant repays a loan that has been deemed distributed, with interest thereon, the amount of such loan, with interest, shall be considered an outstanding loan under Code Section 72(p) for purposes of determining the applicable limitation on subsequent loans under Section 9.05.

            If a Participant makes payments on a loan that has been deemed distributed, payments made on the loan after the date it was deemed distributed shall be treated as Employee Contributions to the Plan for purposes of increasing the Participant’s tax basis in his Account, but shall not be treated as Employee Contributions for any other purpose under the Plan, including application of the “ACP” test described in Section 6.06 and application of the Code Section 415 limitations described in Section 6.12.

            The provisions of this Section 9.12 regarding treatment of loans that are deemed distributed shall not apply to loans made prior to January 1, 2002, except to the extent provided under the transition rules in Q & A 22(c)(2) of Section 1.72(p)-l of the Treasury Regulations.

9.13.     Determination of Vested Interest Upon Distribution Where Plan Loan is Outstanding. Notwithstanding any other provision of the Plan, the portion of a “participant’s” vested interest in his Account that is held by the Plan as security for a loan outstanding to the “participant” in accordance with the provisions of this Article shall reduce the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100 percent of a “participant’s” vested interest in his Account (determined without regard to the preceding sentence) is payable to the “participant’s” surviving spouse or other Beneficiary, then the Account shall be adjusted by first reducing the “participant’s” vested interest in his Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse or other Beneficiary.

Article 10.	In-Service Withdrawals.

10.01.   Availability of In-Service Withdrawals. Except as otherwise permitted under Section 11.02 with respect to Participants who continue in employment past Normal Retirement Age, or as required under Section 12.04 with respect to Participants who continue in employment past their Required Beginning Date, a Participant shall not be permitted to make a withdrawal from his Account under the Plan prior to retirement or termination of employment with the Employer and all Related Employers, if any, except as provided in this Article.

10.02.   Withdrawal of Employee Contributions. a Participant may elect to withdraw, in cash, up to 100 percent of the amount then credited to his Employee Contributions Account. Such withdrawals may be made at any time, unless the Employer elects in Subsection 1.19(c)(1)(A) of the Adoption Agreement to limit the frequency of such withdrawals.

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10.03.     Withdrawal of Rollover Contributions. A Participant may elect to withdraw, in cash, up to 100 percent of the amount then credited to his Rollover Contributions Account. Such withdrawals may be made at any time.

10.04.     Age 59 1/2 Withdrawals. If so provided by the Employer in Subsection 1.19(b) of the Adoption Agreement or the In-Service Withdrawals Addendum to the Adoption Agreement, a Participant who continues in employment as an Employee and who has attained the age of 59 1/2 is permitted to withdraw upon request all or any portion of his Accounts specified by the Employer in Subsection 1.19(b) of the Adoption Agreement or the In-Service Withdrawals Addendum to the Adoption Agreement, as applicable.

10.05.     Hardship Withdrawals. If so provided by the Employer in Subsection 1.19(a) of the Adoption Agreement, a Participant who continues in employment as an Employee may apply to the Administrator for a hardship withdrawal of all or any portion of (a) his Deferral Contributions Account (excluding any earnings thereon accrued after the later of December 31, 1988 or the last day of the last Plan Year ending before July 1, 1989), if elected by the Employer in Subsection 1.19(a)(1)(A) of the Adoption Agreement or (b), if elected by the Employer in Subsection 1.19(a)(1)(B) of the Adoption Agreement, such Accounts as may be specified in Section (c) of the In-Service Withdrawals Addendum to the Adoption Agreement. The minimum amount that a Participant may withdraw because of hardship is the dollar amount specified by the Employer in Subsection 1.19(a) of the Adoption Agreement, if any.

              For purposes of this Section 10.05, a withdrawal is made on account of hardship if made on account of an immediate and heavy financial need of the Participant where such Participant lacks other available resources. The Administrator shall direct the Trustee with respect to hardship withdrawals and those withdrawals shall be based on the following special rules:

(a) The following are the only financial needs considered immediate and heavy:

(1)    expenses incurred or necessary for medical care (that would be deductible under Code Section 213(d), determined without regard to whether the expenses exceed any applicable income limit) of the Participant, the Participant’s spouse, children, or dependents;

(2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(3)    payment of tuition, related educational fees, and room and board for the next 12 months of post-secondary education for the Participant, the Participant’s spouse, children or dependents (as defined in Code Section 152, without regard to subsections (b)(1), (b)(2), and (d)(1)(B) thereof);

(4) payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage on, the Participant’s principal residence;

(5) payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child, or dependent (as defined in Code Section 152, without regard to subsection (d)(1)(B) thereof);

(6)    expenses for the repair of damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to whether the loss exceeds any applicable income limit); or

(7)    any other financial need determined to be immediate and heavy under rules and regulations issued by the Secretary of the Treasury or his delegate; provided, however, that any such financial need shall constitute an immediate and heavy need under this paragraph (7) no sooner than administratively practicable following the date such rule or regulation is issued.

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(b) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

(1)          The Participant has obtained all distributions, other than the hardship withdrawal, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer or any Related Employer;

(2)          The Participant suspends Deferral Contributions and Employee Contributions to the Plan for the 6-month period following receipt of his hardship withdrawal. The suspension must also apply to all elective contributions and employee contributions to all other qualified plans and non-qualified plans maintained by the Employer or any Related Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase, and other similar plans, but not including health and welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan); and

(3)          The withdrawal amount is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

10.06.     Preservation of Prior Plan In-Service Withdrawal Rules. As indicated by the Employer in Subsection 1.19(d) of the Adoption Agreement, to the extent required under Code Section 411(d)(6), in-service withdrawals that were available under a prior plan shall be available under the Plan.

(a) The following provisions shall apply to preserve prior in-service withdrawal provisions.

(1)          If the Plan is an amendment and restatement of a prior plan document or is a transferee plan of a prior plan that provided for in-service withdrawals from a Participant’s vested interest in his Matching Employer and/or Nonelective Employer Contributions Accounts of amounts that have been held in such Accounts for a specified period of time, a Participant shall be entitled to withdraw at any time prior to his termination of employment, any vested interest in amounts attributable to such Employer Contributions held in such Accounts for the period of time specified by the Employer in Subsection 1.19(d)(1)(A) of the Adoption Agreement. Any such withdrawal shall be subject to any restrictions applicable under the prior plan or document that the Employer elects in Subsection 1.19(d)(1)(A)(i) of the Adoption Agreement to continue under the Plan as amended and restated hereunder (other than any mandatory suspension of contributions restriction).

(2)          If the Plan is an amendment and restatement of a prior plan document or is a transferee plan of a prior plan that provided for in-service withdrawals from a Participant’s vested interest in his Matching Employer and/or Nonelective Employer Contributions Accounts by Participants with at least 60 months of participation, a Participant with at least 60 months of participation shall be entitled to withdraw at any time prior to his termination of employment, his vested interest held in such Accounts. Any such withdrawal shall be subject to any restrictions applicable under the prior plan or document that the Employer elects in Subsection 1.19(d)(1)(B)(i) of the Adoption Agreement to continue under the Plan as amended and restated hereunder (other than any mandatory suspension of contributions restriction).

(3)          If the Plan is an amendment and restatement of a prior plan document or is a transferee plan of a prior plan that provided for in-service withdrawals from a Participant’s vested interest in his Matching Employer and/or Nonelective Employer Contributions Accounts under any other circumstances, a Participant who has met any applicable requirements, as set forth in the In-Service Withdrawals Addendum to the Adoption Agreement, shall be entitled to withdraw at any time prior to his termination of employment his vested interest held in such Accounts. Any such withdrawal shall be subject to any restrictions applicable under the prior plan or document that the Employer elects to continue under the Plan as amended and restated hereunder, as set forth in the In-Service Withdrawal Addendum to the Adoption Agreement.

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(b)    If the Plan is a transferee plan of a prior profit sharing plan that provided for in-service withdrawals from any portion of a Participant’s Account other than his Employee Contributions and/or Rollover Contributions Accounts, a Participant who has met any applicable requirements, as set forth in the In-Service Withdrawals Addendum to the Adoption Agreement, shall be entitled to withdraw at any time prior to his termination of employment his vested interest in amounts attributable to such prior profit sharing accounts, subject to any restrictions applicable under the prior plan that the Employer elects to continue under the Plan as amended and restated hereunder (other than any mandatory suspension of contributions restriction), as set forth in the In-Service Withdrawals Addendum to the Adoption Agreement.

10.07.     Restrictions on In-Service Withdrawals. The following restrictions apply to any in-service withdrawal made from a Participant’s Account under this Article:

(a) If the provisions of Section 14.04 apply to a Participant’s Account, the Participant must obtain the consent of his spouse, if any, to obtain an in-service withdrawal.

(b)    In-service withdrawals under this Article shall be made in a lump sum payment, except that if the provisions of Section 14.04 apply to a Participant’s Account, the Participant shall receive the in-service withdrawal in the form of a “qualified joint and survivor annuity”, as defined in Subsection 14.01(a), unless the consent rules in Section 14.05 are satisfied.

(c)    Notwithstanding any other provision of the Plan to the contrary other than the provisions of Section 11.02 or 12.04, a Participant shall not be permitted to make an in-service withdrawal from his Account of amounts attributable to contributions made to a money purchase pension plan, except employee and/or rollover contributions that were held in a separate account(s) under such plan.

Article 11.	Right to Benefits.

11.01.     Normal or Early Retirement. Each Participant who continues in employment as an Employee until his Normal Retirement Age or, if so provided by the Employer in Subsection 1.14(b) of the Adoption Agreement, Early Retirement Age, shall have a vested interest in his Account of 100 percent regardless of any vesting schedule elected in Section 1.16 of the Adoption Agreement. If a Participant retires upon the attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement.

11.02.     Late Retirement. If a Participant continues in employment as an Employee after his Normal Retirement Age, he shall continue to have a 100 percent vested interest in his Account and shall continue to participate in the Plan until the date he establishes with the Employer for his late retirement. Until he retires, he has a continuing right to elect to receive distribution of all or any portion of his Account in accordance with the provisions of Articles 12 and 13; provided, however, that a Participant may not receive any portion of his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions, or 401(k) Safe Harbor Nonelective Employer Contributions Accounts prior to his attainment of age 59 1/2.

11.03.     Disability Retirement. If so provided by the Employer in Subsection 1.14(c) of the Adoption Agreement, a Participant who becomes disabled while employed as an Employee shall have a 100 percent vested interest in his Account regardless of any vesting schedule elected in Section 1.16 of the Adoption Agreement. An Employee is considered disabled if he satisfies any of the requirements for disability retirement selected by the Employer in Section 1.15 of the Adoption Agreement and terminates his employment with the Employer. Such termination of employment is referred to as a disability retirement.

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11.04.     Death. A Participant who dies while employed as an Employee shall have a 100 percent vested interest in his Account and his designated Beneficiary shall be entitled to receive the balance of his Account, plus any amounts thereafter credited to his Account. If a Participant whose employment as an Employee has terminated dies, his designated Beneficiary shall be entitled to receive the Participant’s vested interest in his Account.

A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant’s Account, such amount shall be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid in a lump sum to the deceased Beneficiary’s estate.

Subject to the requirements of Section 14.04, a Participant may designate a Beneficiary, or change any prior designation of Beneficiary by giving notice to the Administrator using procedures established by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form. In the case of a married Participant, the Participant’s spouse shall be deemed to be the designated Beneficiary unless the Participant’s spouse has consented to another designation in the manner described in Section 14.06. Notwithstanding the foregoing, if a Participant’s Account is subject to the requirements of Section 14.04 and the Employer has specified in Subsection 1.20(c)(2)(B)(ii) of the Adoption Agreement that less than 100 percent of the Participant’s Account that is subject to Section 14.04 shall be used to purchase the “qualified preretirement survivor annuity”, as defined in Section 14.01, the Participant may designate a Beneficiary other than his spouse for the portion of his Account that would not be used to purchase the “qualified preretirement survivor annuity,” regardless of whether the spouse consents to such designation.

11.05.     Other Termination of Employment. If a Participant terminates his employment with the Employer and all Related Employers, if any, for any reason other than death or normal, late, or disability retirement, he shall be entitled to a termination benefit equal to the sum of (a) his vested interest in the balance of his Matching Employer and/or Nonelective Employer Contributions Account(s), other than the balance attributable to 401(k) Safe Harbor Matching Employer and/or 401(k) Safe Harbor Nonelective Employer Contributions, such vested interest to be determined in accordance with the vesting schedule(s) selected by the Employer in Section 1.16 of the Adoption Agreement, and (b) the balance of his Deferral, Employee, Qualified Nonelective Employer, 401(k) Safe Harbor Nonelective Employer, Qualified Matching Employer, 401(k) Safe Harbor Matching Employer, and Rollover Contributions Accounts.

11.06.     Application for Distribution. Except as provided in Subsection 1.21(a) of the Adoption Agreement or Section 13.02, a Participant (or his Beneficiary, if the Participant has died) who is entitled to a distribution hereunder must make application, using procedures established by the Administrator, for a distribution from his Account and no such distribution shall be made without proper application.

11.07.     Application of Vesting Schedule Following Partial Distribution. If a distribution from a Participant’s Matching Employer and/or Nonelective Employer Contributions Account has been made to him at a time when his vested interest in such Account balance is less than 100 percent, the vesting schedule(s) in Section 1.16 of the Adoption Agreement shall thereafter apply only to the balance of his Account attributable to Matching Employer and/or Nonelective Employer Contributions allocated after such distribution. The balance of the Account from which such distribution was made shall be transferred to a separate account immediately following such distribution.

At any relevant time prior to a forfeiture of any portion thereof under Section 11.08, a Participant’s vested interest in such separate account shall be equal to P(AB+(RxD))-(RxD), where P is the Participant’s vested interest expressed as a percentage at the relevant time determined under Section 11.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 11.08 below, the Participant’s vested interest in any balance in such separate account shall remain 100 percent.

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11.08.   Forfeitures. If a Participant terminates his employment with the Employer and all Related Employers before his vested interest in his Matching Employer and/or Nonelective Employer Contributions Accounts is 100 percent, the non-vested portion of his Account (including any amounts credited after his termination of employment) shall be forfeited by him as follows:

(a)          If the Inactive Participant elects to receive distribution of his entire vested interest in his Account, the non-vested portion of his Account shall be forfeited upon the complete distribution of such vested interest, subject to the possibility of reinstatement as provided in Section 11.10. For purposes of this Subsection, if the value of an Employee’s vested interest in his Account balance is zero, the Employee shall be deemed to have received a distribution of his vested interest immediately following termination of employment.

(b)          If the Inactive Participant elects not to receive distribution of his vested interest in his Account following his termination of employment, the non-vested portion of his Account shall be forfeited after the Participant has incurred five consecutive Breaks in Vesting Service.

No forfeitures shall occur solely as a result of a Participant’s withdrawal of Employee Contributions.

11.09.    Application of Forfeitures. Any forfeitures occurring during a Plan Year shall be applied to reduce the contributions of the Employer, unless the Employer has elected in Subsection 1.16(f)(1) of the Adoption Agreement that such remaining forfeitures shall be allocated among the Accounts of Active Participants who are eligible to receive allocations of Nonelective Employer Contributions for the Plan Year in which the forfeiture occurs. Forfeitures that are allocated among the Accounts of eligible Active Participants shall be allocated as provided in the Adoption Agreement. Notwithstanding any other provision of the Plan to the contrary, forfeitures shall first be used to pay administrative expenses under the Plan, if so directed by the Employer. To the extent that forfeitures are not used to reduce administrative expenses under the Plan, as directed by the Employer, forfeitures will be applied in accordance with this Section 11.09.

             Pending application, forfeitures shall be held in the Permissible Investment selected by the Employer for such purpose.

             Notwithstanding any other provision of the Plan to the contrary, in no event may forfeitures be used to reduce the Employer’s obligation to remit to the Trust (or other appropriate Plan funding vehicle) loan repayments made pursuant to Article 9, Deferral Contributions or Employee Contributions.

11.10.   Reinstatement of Forfeitures. If a Participant forfeits any portion of his Account under Subsection 11.08(a) because of distribution of his complete vested interest in his Account, but again becomes an Eligible Employee, then the amount so forfeited, without any adjustment for the earnings, expenses, losses, or gains of the assets credited to his Account since the date forfeited, shall be recredited to his Account (or to a separate account as described in Section 11.07, if applicable) if he repays the entire amount of his distribution not attributable to Employee Contributions before the earlier of:

(a) his incurring five-consecutive Breaks in Vesting Service following the date complete distribution of his vested interest was made to him; or

(b) five years after his Reemployment Date.

             If an Employee is deemed to have received distribution of his complete vested interest as provided in Section 11.08, the Employee shall be deemed to have repaid such distribution on his Reemployment Date.

             Upon such an actual or deemed repayment, the provisions of the Plan (including Section 11.07) shall thereafter apply as if no forfeiture had occurred. The amount to be recredited pursuant to this paragraph shall be derived first from the forfeitures, if any, which as of the date of recrediting have yet to be applied as provided in Section 11.09 and, to the extent such forfeitures are insufficient, from a special contribution to be made by the Employer.

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11.11.  Adjustment for Investment Experience. If any distribution under this Article 11 is not made in a single payment, the amount retained by the Trustee after the distribution shall be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is invested and any expenses properly charged under the Plan and Trust to such amounts.

Article 12.          Distributions.

12.01.   Restrictions on Distributions.

(a)          Severance from Employment Rule. A Participant, or his Beneficiary, may not receive a distribution from the Participant’s Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions Accounts earlier than upon the Participant’s severance from employment with the Employer and all Related Employers, death, or disability, except as otherwise provided in Article 10, Section 11.02 or Section 12.04. If the Employer elected Subsection 1.21(c) of the Adoption Agreement, distribution from the Participant’s Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions Accounts may be further postponed in accordance with the provisions of Subsection 12.01(b) below.

(b)           Same Desk Rule. If elected by the Employer in Subsection 1.21(c) of the Adoption Agreement, a Participant, or his Beneficiary, may not receive a distribution from the Participant’s Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions or 401(k) Safe Harbor Nonelective Employer Contributions Accounts earlier than upon the Participant’s separation from service with the Employer and all Related Employers, death, or disability, except as otherwise provided in Article 10, Section 11.02 or Section 12.04. Notwithstanding the foregoing, amounts may also be distributed from such Accounts, in the form of a lump sum only, upon

(1)    The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain the Plan with respect to the Participant after the disposition, but only with respect to former Employees who continue employment with the corporation acquiring such assets.

(2)    The disposition by a corporation to an unrelated entity of such corporation’s interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain the Plan with respect to the Participant, but only with respect to former Employees who continue employment with such subsidiary.

           In addition to the distribution events described in paragraph (a) or (b) above, as applicable, such amounts may also be distributed upon the termination of the Plan provided that the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409(a), a simplified employee pension plan as defined in Code Section 408(k), a SIMPLE IRA plan as defined in Code Section 408(p), a plan or contract described in Code Section 403(b) or a plan described in Code Section 457(b) or (f)) at any time during the period beginning on the date of plan termination and ending 12 months after all assets have been distributed from the Plan. Subject to Section 14.04, such a distribution must be made in a lump sum.

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12.02.   Timing of Distribution Following Retirement or Termination of Employment. Except as otherwise elected by the Employer in Subsection 1.21(b) of the Adoption Agreement and provided in the Postponed Distribution Addendum to the Adoption Agreement, the balance of a Participant’s vested interest in his Account shall be distributable upon his termination of employment with the Employer and all Related Employers, if any, because of death, normal, early, or disability retirement (as permitted under the Plan), or other termination of employment. Notwithstanding the foregoing, a Participant may elect to postpone distribution of his Account until the date in Subsection 1.21(a) of the Adoption Agreement, unless the Employer has elected in Subsection 1.20(e)(1) of the Adoption Agreement to cash out de minimus Accounts and the Participant’s vested interest in his Account does not exceed the amount subject to automatic distribution pursuant to Section 13.02. A Participant who elects to postpone distribution has a continuing election to receive such distribution prior to the date as of which distribution is required, unless such Participant is reemployed as an Employee.

12.03.   Participant Consent to Distribution. No distribution shall be made to the Participant before he reaches his Normal Retirement Age (or age 62, if later) without the Participant’s consent, unless the Employer has elected in Subsection 1.20(e)(1) of the Adoption Agreement to cash out de minimus Accounts and the Participant’s vested interest in his Account does not exceed the amount subject to automatic distribution pursuant to Section 13.02. Such consent shall be made within the 90-day period ending on the Participant’s Annuity Starting Date.

If a Participant’s vested interest in his Account exceeds the maximum cash out limit permitted under Code Section 411(a)(11)(A) ($5,000 as of January 1, 2005), the consent of the Participant’s spouse must also be obtained if the Participant’s Account is subject to the provisions of Section 14.04, unless the distribution shall be made in the form of a “qualified joint and survivor annuity” or “qualified preretirement survivor annuity” as those terms are defined in Section 14.01. A spouse’s consent to early distribution, if required, must satisfy the requirements of Section 14.06.

Neither the consent of the Participant nor the Participant’s spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415. In addition, upon termination of the Plan if it does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Related Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) the Participant’s Account shall, without the Participant’s consent, be distributed to the Participant. However, if any Related Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Participant’s Account shall be transferred, without the Participant’s consent, to the other plan if the Participant does not consent to an immediate distribution.

12.04.   Required Commencement of Distribution to Participants. In no event shall distribution to a Participant commence later than the date in Section 1.21(a) of the Adoption Agreement, which date shall not be later than the earlier of the dates described in (a) and (b) below:

(a)    unless the Participant (and his spouse, if appropriate) elects otherwise, the 60th day after the close of the Plan Year in which occurs the latest of (i) the date on which the Participant attains Normal Retirement Age, or age 65, if earlier, (ii) the date on which the Participant’s employment with the Employer and all Related Employers ceases, or (iii) the 10th anniversary of the year in which the Participant commenced participation in the Plan; and

(b) the Participant’s Required Beginning Date.

Notwithstanding the provisions of Subsection 12.04(a) above, the failure of a Participant (and the Participant’s spouse, if applicable) to consent to a distribution shall be deemed to be an election to defer commencement of payment as provided in Section 12.02 above.

12.05.   Required Commencement of Distribution to Beneficiaries. Subject to the requirements of Subsection 12.05(a) below, if a Participant dies before his Annuity Starting Date, the Participant’s Beneficiary shall receive distribution of the Participant’s vested interest in his Account in the form provided under Article 13 or 14, as applicable, beginning as soon as reasonably practicable following the date the Beneficiary’s application for distribution is filed with the Administrator. If distribution is to be made to a Participant’s spouse, it shall be made available within a reasonable period of time after the Participant’s death that is no less favorable than the period of time applicable to other distributions.

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(a)            Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire vested interest will be distributed, or begin to be distributed, no later than as follows:

(1)          If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary,” then, except as otherwise elected under Subsection 12.05(b), minimum distributions, as described in Section 13.03, will begin to the surviving spouse by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 ½, if later.

(2)          If the Participant’s surviving spouse is not the Participant’s sole “designated beneficiary,” then, except as otherwise elected under Subsection 12.05(b), minimum distributions, as described in Section 13.03, will begin to the “designated beneficiary” by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(3)          If there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, the Participant’s entire vested interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(4)          If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary” and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Subsection 12.05(a), other than Subsection 12.05(a)(1), will apply as if the surviving spouse were the Participant.

                For purposes of this Subsection 12.05(a), unless Subsection 12.05(a)(4) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Subsection 12.05(a)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection 12.05(a)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection 12.05(a)(1)), the date distributions are considered to begin is the date distributions actually commence.

(b)            Election of 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule described in Subsection 12.05(a)(3) or the minimum distribution rule described in Section 13.03 applies to distributions after the death of a Participant who has a “designated beneficiary.” The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Subsection 12.05(a), or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, the surviving spouse’s) death. If neither the Participant nor the Beneficiary makes an election under this Subsection 12.05(b), distributions will be made in accordance with Subsection 12.05(a) and Section 13.03.

               Subject to the requirements of Subsection 12.05(a) above, if a Participant dies on or after his Annuity Starting Date, but before his entire vested interest in his Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant’s vested interest in his Account beginning as soon as reasonably practicable following the Participant’s date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

              For purposes of this Section 12.05, “designated beneficiary” is as defined in Subsection 13.03(c)(1).

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12.06.   Whereabouts of Participants and Beneficiaries. The Administrator shall at all times be responsible for determining the whereabouts of each Participant or Beneficiary who may be entitled to benefits under the Plan and shall direct the Trustee as to the maintenance of a current address of each such Participant or Beneficiary. The Trustee shall be under no duty to make any distributions other than those for which it has received satisfactory direction from the Administrator.

Notwithstanding the foregoing, if the Trustee attempts to make a distribution in accordance with the Administrator’s instructions but is unable to make such distribution because the whereabouts of the distributee is unknown, the Trustee shall notify the Administrator of such situation and thereafter the Trustee shall be under no duty to make any further distributions to such distributee until it receives further written instructions from the Administrator.

If the Administrator is unable after diligent attempts to locate a Participant or Beneficiary who is entitled to a benefit under the Plan, the benefit otherwise payable to such Participant or Beneficiary shall be forfeited and applied as provided in Section 11.09. If a benefit is forfeited because the Administrator determines that the Participant or Beneficiary cannot be found, such benefit shall be reinstated by the Employer if a claim is filed by the Participant or Beneficiary with the Administrator and the Administrator confirms the claim to the Employer. Notwithstanding the above, forfeiture of a Participant’s or Beneficiary’s benefit may occur only if a distribution could be made to the Participant or Beneficiary without obtaining the Participant’s or Beneficiary’s consent in accordance with the requirements of Section 1.411(a)-11 of the Treasury Regulations.

Article 13.           Form of Distribution.

13.01.   Normal Form of Distribution Under Profit Sharing Plan. Unless a Participant’s Account is subject to the requirements of Section 14.03 or 14.04, distributions to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Participant (or the Participant’s Beneficiary, if applicable) and provided by the Employer in Section 1.20 of the Adoption Agreement, under a systematic withdrawal plan (installments). A Participant (or the Participant’s Beneficiary, if applicable) who is receiving distribution under a systematic withdrawal plan may elect to accelerate installment payments or to receive a lump sum distribution of the remainder of his Account balance.

Notwithstanding anything herein to the contrary, if distribution to a Participant commences on the Participant’s Required Beginning Date as determined under Subsection 2.01(tt), the Participant may elect to receive distributions under a systematic withdrawal plan that provides the minimum distributions required under Code Section 401(a)(9), as described in Section 13.03.

Distributions shall be made in cash, except that distributions may be made in Fund Shares of marketable securities (as defined in Code Section 731(c)(2)), other than Fund Shares of Employer Stock as defined in Section 20.12, at the election of the Participant, pursuant to the qualifying rollover of such distribution to a Fidelity Investments® individual retirement account.

13.02.   Cash Out Of Small Accounts. Notwithstanding any other provision of the Plan to the contrary, if the Employer elected to cash out small Accounts as provided in Subsection 1.20(e)(1) of the Adoption Agreement, and a Participant’s vested interest in his Account does not exceed $1,000 the Participant’s vested interest in his Account shall be distributed in a lump sum following the Participant’s termination of employment because of retirement, disability, or other termination of employment. If elected by the Employer in Subsection 1.20(e)(1)(A) of the Adoption Agreement, if a mandatory distribution greater than $1,000 is made to a Participant in accordance with the provisions of this Section prior to the Participant’s Normal Retirement Age (or age 62, if later) and the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive such distribution directly, then the Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator. For purposes of determining whether an amount being distributed pursuant to this Section 13.02 will be subject to a direct rollover by the Administrator, a Participant’s Roth 401(k) Contributions Account will be considered separately from the amount within the Participant’s non-Roth Account.

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               If the Employer elected to cash out small Accounts as provided in Subsection 1.20(e)(1) of the Adoption Agreement and if distribution is to be made to a Participant’s Beneficiary following the death of the Participant and the Beneficiary’s vested interest in the Participant’s Account does not exceed the maximum cash out limit permitted under Code Section 411(a)(11)(A) ($5,000 as of January 1, 2005), distribution shall be made to the Beneficiary in a lump sum following the Participant’s death.

13.03.     Minimum Distributions. Unless a Participant’s vested interest in his Account is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Participant’s Required Beginning Date, as of the first “distribution calendar year” distributions will be made in accordance with this Section. If the Participant’s vested interest in his Account is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations issued thereunder.

              Notwithstanding the foregoing or any other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of Subsection 13.03(d) below.

(a)        Required Minimum Distributions During a Participant’s Lifetime. During a Participant’s lifetime, the minimum amount that will be distributed for each “distribution calendar year” is the lesser of:

(1)    the quotient obtained by dividing the Participant’s “account balance” by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the “distribution calendar year”; or

(2)    if the Participant’s sole “designated beneficiary” for the “distribution calendar year” is the Participant’s spouse, the quotient obtained by dividing the Participant’s “account balance” by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the “distribution calendar year.”

             Required minimum distributions will be determined under this Subsection 13.03(a) beginning with the first “distribution calendar year” and up to and including the “distribution calendar year” that includes the Participant’s date of death.

    (b)        Required Minimum Distributions After Participant’s Death.

(1)    If a Participant dies on or after the date distributions begin and there is a “designated beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the Participant’s “account balance” by the longer of the remaining “life expectancy” of the Participant or the remaining “life expectancy” of the Participant’s “designated beneficiary,” determined as follows:

(A) The Participant’s remaining “life expectancy” is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)          If the Participant’s surviving spouse is the Participant’s sole “designated beneficiary,” the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For “distribution calendar years” after the year of the surviving spouse’s death, the remaining “life expectancy” of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

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(C)          If the Participant’s surviving spouse is not the Participant’s sole “designated beneficiary,” the “designated beneficiary’s” remaining “life expectancy” is calculated using the age of the “designated beneficiary” in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(2)          If the Participant dies on or after the date distributions begin and there is no “designated beneficiary” as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the Participant’s “account balance” by the Participant’s remaining “life expectancy” calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(3)          Unless the Participant or Beneficiary elects otherwise in accordance with Subsection 12.05(b), if the Participant dies before the date distributions begin and there is a “designated beneficiary,” the minimum amount that will be distributed for each “distribution calendar year” after the year of the Participant’s death is the quotient obtained by dividing the Participant’s “account balance” by the remaining “life expectancy” of the Participant’s “designated beneficiary,” determined as provided in Subsection 13.03(b)(1).

(4)          If the Participant dies before the date distributions begin and there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s full vested interest in his Account will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(5)          If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole “designated beneficiary,” and the surviving spouse dies before distributions are required to begin to the surviving spouse under Subsection 12.05(a)(1), Subsections 13.03(b)(3) and (4) will apply as if the surviving spouse were the Participant.

                          For purposes of this Subsection 13.03(b), unless Subsection 13.03(b)(5) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Subsection 13.03(b)(5) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection 12.05(a)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection 12.05(a)(1)), the date distributions are considered to begin is the date distributions actually commence.

    (c)             Definitions. For purposes of this Section 13.03, the following special definitions shall apply:

(1)           “Designated beneficiary” means the individual who is the Participant’s Beneficiary as defined under Section 2.01(g) and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-4 of the Treasury Regulations.

(2)           “Distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first “distribution calendar year” is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first “distribution calendar year” is the calendar year in which distributions are required to begin under Subsection 12.05(a). The required minimum distribution for the Participant’s first “distribution calendar year” will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other “distribution calendar years,” including the required minimum distribution for the “distribution calendar year” in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that “distribution calendar year.”

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(3) “Life expectancy” means life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

(4)          A Participant’s “account balance” means the balance of the Participant’s vested interest in his Account as of the last valuation date in the calendar year immediately preceding the “distribution calendar year” (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The “account balance” for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the “distribution calendar year” if distributed or transferred in the valuation calendar year.

(d)        Section 242(b)(2) Elections. Notwithstanding any other provisions of this Section and subject to the requirements of Article 14, if applicable, distribution on behalf of a Participant, including a five-percent owner, may be made pursuant to an election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and in accordance with all of the following requirements:

(1)          The distribution is one which would not have disqualified the Trust under Code Section 401(a)(9), if applicable, or any other provisions of Code Section 401(a), as in effect prior to the effective date of Section 242(a) of the Tax Equity and Fiscal Responsibility Act of 1982.

(2)          The distribution is in accordance with a method of distribution elected by the Participant whose vested interest in his Account is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

(3) Such election was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

(4) The Participant had accrued a benefit under the Plan as of December 31, 1983.

(5)          The method of distribution elected by the Participant or the Beneficiary specifies the form of the distribution, the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant’s death, the Beneficiaries of the Participant listed in order of priority.

            A distribution upon death shall not be made under this Subsection 13.03(d) unless the information in the election contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made, if this method of distribution was specified in writing and the distribution satisfies the requirements in Subsections 13.03(d)(1) and (5). If an election is revoked, any subsequent distribution will be in accordance with the other provisions of the Plan. Any changes in the election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not designated as a Beneficiary in the election), under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election directly, or indirectly (for example, by altering the relevant measuring life).

           The Administrator shall direct the Trustee regarding distributions necessary to comply with the minimum distribution rules set forth in this Section 13.03.

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13.04.    Direct Rollovers. Notwithstanding any other provision of the Plan to the contrary, a “distributee” may elect, at the time and in the manner prescribed by the Administrator, to have any portion or all of an “eligible rollover distribution” paid directly to an “eligible retirement plan” specified by the “distributee” in a direct rollover; provided, however, that a “distributee” may not elect a direct rollover with respect to a portion of an “eligible rollover distribution” if such portion totals less than $500. In applying the $500 minimum on rollovers of a portion of a distribution, any “eligible rollover distribution” from a Participant’s Roth 401(k) Contributions Account will be considered separately from any “eligible rollover distribution” from the Participant’s non-Roth Account.

              The portion of any “eligible rollover distribution” consisting of Employee Contributions may only be rolled over to an individual retirement account or annuity described in Code Section 408(a) or (b) or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that provides for separate accounting with respect to such accounts, including separate accounting for the portion of such “eligible rollover distribution” that is includible in income and the portion that is not includible in income. That portion of any “eligible rollover distribution” consisting of Roth 401(k) Contributions, may only be rolled over to another designated Roth account established for the individual under an applicable retirement plan described in Code Section 402A(e)(1) that provides for “designated Roth contributions”, as defined in Section 6.01, or to a Roth individual retirement account described in Code Section 408A, subject to the rules of Code Section 402(c).

              For purposes of this Section 13.04, the following definitions shall apply:

(a)          “Distributee” means a Participant, the Participant’s surviving spouse, and the Participant’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, who is entitled to receive a distribution from the Participant’s vested interest in his Account.

(b)          “Eligible retirement plan” means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified defined contribution plan described in Code Section 401(a), an annuity contract described in Code Section 403(b), an eligible deferred compensation plan described in Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, provided that such 457 plan provides for separate accounting with respect to such rolled over amounts, that accepts “eligible rollover distributions”, or a Roth individual retirement account described in Code Section 408A.

(c)          “Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the “distributee”, except that an “eligible rollover distribution” does not include the following:

(1)          any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the “distributee” or the joint lives (or joint life expectancies) of the “distributee” and the “distributee’s” designated beneficiary, or for a specified period of ten years or more;

(2) any distribution to the extent such distribution is required under Code Section 401(a)(9); or

(3) any hardship withdrawal made in accordance with the provisions of Section 10.05 or the In-Service Withdrawals Addendum to the Adoption Agreement.

13.05.    Notice Regarding Timing and Form of Distribution. Within the period beginning 90 days before a Participant’s Annuity Starting Date and ending 30 days before such date, the Administrator shall provide such Participant with written notice containing a general description of the material features of each form of distribution available under the Plan and an explanation of the financial effect of electing each form of distribution available under the Plan. The notice shall also inform the Participant of his right to defer receipt of the distribution until the date in Subsection 1.21(a) of the Adoption Agreement and his right to make a direct rollover.

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Distribution may commence fewer than 30 days after such notice is given, provided that:

(a)         the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option);

(b) the Participant, after receiving the notice, affirmatively elects a distribution, with his spouse’s written consent, if necessary;

(c) if the Participant’s Account is subject to the requirements of Section 14.04, the following additional requirements apply:

(1)          the Participant is permitted to revoke his affirmative distribution election at any time prior to the later of (A) his Annuity Starting Date or (B) the expiration of the seven-day period beginning the day after such notice is provided to him; and

(2) distribution does not begin to such Participant until such revocation period ends.

13.06.     Determination of Method of Distribution. Subject to Section 13.02, the Participant shall determine the method of distribution of benefits to himself and may determine the method of distribution to his Beneficiary. If the Participant does not determine the method of distribution to his Beneficiary or if the Participant permits his Beneficiary to override his determination, the Beneficiary, in the event of the Participant’s death, shall determine the method of distribution of benefits to himself as if he were the Participant. A determination by the Beneficiary must be made no later than the close of the calendar year in which distribution would be required to begin under Section 12.05 or, if earlier, the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.

13.07.     Notice to Trustee. The Administrator shall notify the Trustee in any medium acceptable to the Trustee, which may be specified in the Service Agreement, whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator’s notice shall indicate the form of payment of benefits that such Participant or Beneficiary shall receive, (in the case of distributions to a Participant) the name of any designated Beneficiary or Beneficiaries, and such other information as the Trustee shall require.

Article 14.	Superseding Annuity Distribution Provisions.

14.01. Special Definitions. For purposes of this Article, the following special definitions shall apply:

(a)          “Qualified joint and survivor annuity” means (1) if the Participant is not married on his Annuity Starting Date, an immediate annuity payable for the life of the Participant or (2) if the Participant is married on his Annuity Starting Date, an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse (to whom the Participant was married on the Annuity Starting Date) equal to 50 percent (or the percentage designated in Subsection 1.20(c)(2)(A)(i)(I) or 1.20(c)(2)(B)(i), as applicable, of the Adoption Agreement) of the amount of the annuity which is payable during the joint lives of the Participant and such spouse, provided that the survivor annuity shall not be payable to a Participant’s spouse if such spouse is not the same spouse to whom the Participant was married on his Annuity Starting Date.

(b)          “Qualified preretirement survivor annuity” means an annuity purchased with at least 50 percent of a Participant’s vested interest in his Account that is payable for the life of a Participant’s surviving spouse. The Employer shall specify that portion of a Participant’s vested interest in his Account that is to be used to purchase the “qualified preretirement survivor annuity” in Section 1.20 of the Adoption Agreement.

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14.02. Applicability. The provisions of this Article shall apply to a Participant’s Account if:

(a) the Plan includes assets transferred from a money purchase pension plan;

(b)          the Plan is an amendment and restatement of a plan that provided an annuity form of payment and such form of payment has not been eliminated pursuant to Subsection 1.20(d) of the Adoption Agreement;

(c)          the Plan is an amendment and restatement of a plan that provided an annuity form of payment and such form of payment has been eliminated pursuant to Subsection 1.20(d) of the Adoption Agreement, but the Participant elected a life annuity form of payment before the effective date of the elimination;

(d)           the Participant’s Account contains assets attributable to amounts directly or indirectly transferred from a plan that provided an annuity form of payment and such form of payment has not been eliminated pursuant to Subsection 1.20(d) of the Adoption Agreement;

(e)           the Participant’s Account contains assets attributable to amounts directly or indirectly transferred from a plan that provided an annuity form of payment and such form of payment has been eliminated pursuant to Subsection 1.20(d) of the Adoption Agreement, but the Participant elected a life annuity form of payment before the effective date of the elimination.

14.03.      Annuity Form of Payment. To the extent provided in Section 1.20 of the Adoption Agreement, a Participant may elect distributions made in whole or in part in the form of an annuity contract. Any annuity contract distributed under the Plan shall be subject to the provisions of this Section 14.03 and, to the extent provided therein, Sections 14.04 through 14.09.

(a)          At the direction of the Administrator, the Trustee shall purchase the annuity contract on behalf of a Participant or Beneficiary from an insurance company. Such annuity contract shall be nontransferable.

(b)          The terms of the annuity contract shall comply with the requirements of the Plan and distributions under such contract shall be made in accordance with Code Section 401(a)(9) and the Treasury Regulations issued thereunder.

(c)          The annuity contract may provide for payment over the life of the Participant and, upon the death of the Participant, may provide a survivor annuity continuing for the life of the Participant’s designated Beneficiary. Such an annuity may provide for an annuity certain feature for a period not exceeding the life expectancy of the Participant or, if the annuity is payable to the Participant and a designated Beneficiary, the joint life and last survivor expectancy of the Participant and such Beneficiary. If the Participant dies prior to his Annuity Starting Date, the annuity contract distributed to the Participant’s Beneficiary may provide for payment over the life of the Beneficiary, and may provide for an annuity certain feature for a period not exceeding the life expectancy of the Beneficiary. The types of annuity contracts provided under the Plan shall be limited to the types of annuities described in Section 1.20 of the Adoption Agreement and the Forms of Payment Addendum to the Adoption Agreement.

(d) The annuity contract must provide for nonincreasing payments.

14.04.	“Qualified Joint and Survivor Annuity” and “Qualified Preretirement Survivor Annuity” Requirements. The requirements of this Section 14.04 apply to a Participant’s Account if:

(a) the Plan includes assets transferred from a money purchase pension plan;

(b)           the Employer has selected in Subsection 1.20(c)(2)(B) of the Adoption Agreement that distribution in the form of a life annuity is the normal form of distribution with respect to such Participant’s Account; or

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(c)          the Employer has selected in Subsection 1.20(c)(2)(A) of the Adoption Agreement that distribution in the form of a life annuity is an optional form of distribution with respect to such Participant’s Account and the Participant is permitted to elect and has elected distribution in the form of an annuity contract payable over the life of the Participant.

If a Participant’s Account is subject to the requirements of this Section 14.04, distribution shall be made to the Participant with respect to such Account in the form of a “qualified joint and survivor annuity” (with a survivor annuity in the percentage amount specified by the Employer in Subsection 1.20 of the Adoption Agreement) in the amount that can be purchased with such Account unless the Participant waives the “qualified joint and survivor annuity” as provided in Section 14.05. If the Participant dies prior to his Annuity Starting Date, distribution shall be made to the Participant’s surviving spouse, if any, in the form of a “qualified preretirement survivor annuity” in the amount that can be purchased with such Account unless the Participant waives the “qualified preretirement survivor annuity” as provided in Section 14.05, or the Participant’s surviving spouse elects in writing to receive distribution in one of the other forms of payment provided under the Plan. A Participant’s Account that is subject to the requirements of this Section 14.04 shall be used to purchase the “qualified preretirement survivor annuity” and the balance of the Participant’s vested interest in his Account that is not used to purchase the “qualified preretirement survivor annuity” shall be distributed to the Participant’s designated Beneficiary in accordance with the provisions of Sections 11.04 and 12.05.

14.05.      Waiver of the “Qualified Joint and Survivor Annuity” and/or “Qualified Preretirement Survivor Annuity” Rights. A Participant may waive the “qualified joint and survivor annuity” described in Section 14.04 and elect another form of distribution permitted under the Plan at any time during the 90-day period ending on his Annuity Starting Date; provided, however, that if the Participant is married, his spouse must consent in writing to such election as provided in Section 14.06.

                A Participant may waive the “qualified preretirement survivor annuity” and designate a non-spouse Beneficiary at any time during the “applicable election period”; provided, however, that the Participant’s spouse must consent in writing to such election as provided in Section 14.06. The “applicable election period” begins on the later of (1) the date the Participant’s Account becomes subject to the requirements of Section 14.04 or (2) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the date he terminates employment with the Employer and all Related Employers. The “applicable election period” ends on the earlier of the Participant’s Annuity Starting Date or the date of the Participant’s death. A Participant whose employment has not terminated may elect to waive the “qualified preretirement survivor annuity” prior to the Plan Year in which he attains age 35, provided that any such waiver shall cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

                A Participant’s waiver of the “qualified joint and survivor annuity” or “qualified preretirement survivor annuity” shall be valid only if the applicable notice described in Section 14.07 or 14.08 has been provided to the Participant.

14.06.      Spouse’s Consent to Waiver. A spouse’s written consent to a Participant’s waiver of the “qualified joint and survivor annuity” or “qualified preretirement survivor annuity” forms of distribution must acknowledge the effect of the Participant’s election and must be witnessed by a Plan representative or a notary public. In addition, the spouse’s written consent must either (a) specify the form of distribution elected instead of the “qualified joint and survivor annuity”, if applicable, and that such form may not be changed (except to a “qualified joint and survivor annuity”) without written spousal consent and specify any non-spouse Beneficiary designated by the Participant, if applicable, and that such designation may not be changed without written spousal consent or (b) acknowledge that the spouse has the right to limit consent as provided in clause (a) above, but permit the Participant to change the form of distribution elected or the designated Beneficiary without the spouse’s further consent.

                A Participant’s spouse shall be deemed to have given written consent to a Participant’s waiver if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Code Section 401(a)(11) and Treasury Regulations issued thereunder.

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             Any written consent given or deemed to have been given by a Participant’s spouse hereunder shall be irrevocable and shall be effective only with respect to such spouse and not with respect to any subsequent spouse.

A spouse’s consent to a Participant’s waiver shall be valid only if the applicable notice described in Section 14.07 or 14.08 has been provided to the Participant.

14.07.   Notice Regarding “Qualified Joint and Survivor Annuity”. The notice provided to a Participant under Section 14.05 shall include a written explanation of (a) the terms and conditions of the “qualified joint and survivor annuity” provided herein, (b) the financial effect of receiving payment under the “qualified joint and survivor annuity”, (c) the Participant’s right to make, and the effect of, an election to waive the “qualified joint and survivor annuity”, (d) the rights of the Participant’s spouse under Section 14.06, and (e) the Participant’s right to revoke an election to waive the “qualified joint and survivor annuity” prior to his Annuity Starting Date.

14.08.   Notice Regarding “Qualified Preretirement Survivor Annuity”. If a Participant’s Account is subject to the requirements of Section 14.04, the Participant shall be provided with a written explanation of the “qualified preretirement survivor annuity” comparable to the written explanation provided with respect to the “qualified joint and survivor annuity”, as described in Section 14.07. Such explanation shall be furnished within whichever of the following periods ends last:

(a) the period beginning with the first day of the Plan Year in which the Participant reaches age 32 and ending with the end of the Plan Year preceding the Plan Year in which he reaches age 35;

(b) a reasonable period ending after the Employee becomes an Active Participant;

(c) a reasonable period ending after Section 14.04 first becomes applicable to the Participant’s Account; or

(d) in the case of a Participant who separates from service before age 35, a reasonable period ending after such separation from service.

                For purposes of the preceding sentence, the two-year period beginning one year prior to the date of the event described in Subsection 14.08(b), (c) or (d) above, whichever is applicable, and ending one year after such date shall be considered reasonable, provided, that in the case of a Participant who separates from service under Subsection 14.08(d) above and subsequently recommences employment with the Employer, the applicable period for such Participant shall be redetermined in accordance with this Section 14.08.

14.09.     Former Spouse. For purposes of this Article, a former spouse of a Participant shall be treated as the spouse or surviving spouse of the Participant, and a current spouse shall not be so treated, to the extent required under a qualified domestic relations order, as defined in Code Section 414(p).

Article 15.	Top-Heavy Provisions.

15.01. Definitions. For purposes of this Article, the following special definitions shall apply:

(a)           “Determination date” means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, “determination date” means the last day of that Plan Year.

(b) “Determination period” means the Plan Year containing the “determination date”.

(c)           “Distribution period” means (i) for any distribution made to an employee on account of severance from employment, death, disability, or termination of a plan which would have been part of the “required aggregation group” had it not been terminated, the one-year period ending on the “determination date” and (ii) for any other distribution, the five-year period ending on the “determination date”.

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(d)          “Key employee” means any Employee or former Employee (including any deceased Employee) who at any time during the “determination period” was (1) an officer of the Employer or a Related Employer having annual Compensation greater than the dollar amount specified in Code Section 416(i)(1)(A)(I) adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002 (e.g., $135,000 for Plan Years beginning in 2005), (2) a five-percent owner of the Employer or a Related Employer, or (3) a one-percent owner of the Employer or a Related Employer having annual Compensation of more than $150,000. The determination of who is a “key employee” shall be made in accordance with Code Section 416(i)(1) and any applicable guidance or regulations issued thereunder.

(e)          “Permissive aggregation group” means the “required aggregation group” plus any other qualified plans of the Employer or a Related Employer which, when considered as a group with the “required aggregation group”, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

(f) “Required aggregation group” means:

(1)          Each qualified plan of the Employer or Related Employer in which at least one “key employee” participates, or has participated at any time during the “determination period” or, unless and until modified by future Treasury guidance, any of the four preceding Plan Years (regardless of whether the plan has terminated), and

(2) any other qualified plan of the Employer or Related Employer which enables a plan described in Subsection 15.01(f)(1) above to meet the requirements of Code Section 401(a)(4) or 410.

(g) “Top-heavy plan” means a plan in which any of the following conditions exists:

(1) the “top-heavy ratio” for the plan exceeds 60 percent and the plan is not part of any “required aggregation group” or “permissive aggregation group”;

(2) the plan is a part of a “required aggregation group” but not part of a “permissive aggregation group” and the “top-heavy ratio” for the “required aggregation group” exceeds 60 percent; or

(3) the plan is a part of a “required aggregation group” and a “permissive aggregation group” and the “top-heavy ratio” for both groups exceeds 60 percent.

Notwithstanding the foregoing, a plan is not a “top-heavy plan” for a Plan Year if it consists solely of a cash or deferred arrangement that satisfies the nondiscrimination requirements under Code Section 401(k) by application of Code Section 401(k)(12) and, if matching contributions are provided under such plan, satisfies the nondiscrimination requirements under Code Section 401(m) by application of Code Section 401(m)(11).

(h) “Top-heavy ratio” means:

(1)          With respect to the Plan, or with respect to any “required aggregation group” or “permissive aggregation group” that consists solely of defined contribution plans (including any simplified employee pension, as defined in Code Section 408(k)), a fraction, the numerator of which is the sum of the account balances of all “key employees” under the plans as of the “determination date” (including any part of any account balance distributed during the “distribution period”), and the denominator of which is the sum of all account balances (including any part of any account balance distributed during the “distribution period”) of all participants under the plans as of the “determination date”. Both the numerator and denominator of the “top-heavy ratio” shall be increased, to the extent required by Code Section 416, to reflect any contribution which is due but unpaid as of the “determination date”.

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(2)          With respect to any “required aggregation group” or “permissive aggregation group” that includes one or more defined benefit plans which, during the “determination period”, has covered or could cover an Active Participant in the Plan, a fraction, the numerator of which is the sum of the account balances under the defined contribution plans for all “key employees” and the present value of accrued benefits under the defined benefit plans for all “key employees”, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the present value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the “top-heavy ratio” shall be increased for any distribution of an account balance or an accrued benefit made during the “distribution period” and any contribution due but unpaid as of the “determination date”.

          For purposes of Subsections 15.01(h)(1) and (2) above, the value of accounts shall be determined as of the most recent “determination date” and the present value of accrued benefits shall be determined as of the date used for computing plan costs for minimum funding that falls within 12 months of the most recent “determination date”, except as provided in Code Section 416 and the regulations issued thereunder for the first and second plan years of a defined benefit plan. When aggregating plans, the value of accounts and accrued benefits shall be calculated with reference to the “determination dates” that fall within the same calendar year.

          The accounts and accrued benefits of a Participant who is not a “key employee” but who was a “key employee” in a prior year, or who has not performed services for the Employer or any Related Employer at any time during the one-year period ending on the “determination date”, shall be disregarded. The calculation of the “top-heavy ratio”, and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Code Section 416 and the regulations issued thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the “top-heavy ratio”.

          For purposes of determining if the Plan, or any other plan included in a “required aggregation group” of which the Plan is a part, is a “top-heavy plan”, the accrued benefit in a defined benefit plan of an Employee other than a “key employee” shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or a Related Employer, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

15.02.      Application. If the Plan is or becomes a “top-heavy plan” in any Plan Year or is automatically deemed to be a “top-heavy plan” in accordance with the Employer’s selection in Subsection 1.22(a)(1) of the Adoption Agreement, the provisions of this Article shall apply and shall supersede any conflicting provision in the Plan. Notwithstanding the foregoing, the provisions of this Article shall not apply if Subsection 1.22(a)(3) of the Adoption Agreement is selected.

15.03.      Minimum Contribution. Except as otherwise specifically provided in this Section 15.03, the Nonelective Employer Contributions made for the Plan Year on behalf of any Active Participant who is not a “key employee”, when combined with the Matching Employer Contributions made on behalf of such Active Participant for the Plan Year, shall not be less than the lesser of three percent (or five percent, if selected by the Employer in Subsection 1.22(b) of the Adoption Agreement) of such Participant’s Compensation for the Plan Year or, in the case where neither the Employer nor any Related Employer maintains a defined benefit plan which uses the Plan to satisfy Code Section 401(a)(4) or 410, the largest percentage of Employer contributions made on behalf of any “key employee” for the Plan Year, expressed as a percentage of the “key employee’s” Compensation for the Plan Year. Catch-Up Contributions made on behalf of a “key employee” for the Plan Year shall not be taken into account for purposes of determining the amount of the minimum contribution required hereunder.

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              If an Active Participant is entitled to receive a minimum contribution under another qualified plan maintained by the Employer or a Related Employer that is a “top-heavy plan”, no minimum contribution shall be made hereunder unless the Employer has provided in Subsection 1.22(b)(1) of the Adoption Agreement that the minimum contribution shall be made under this Plan in any event. If the Employer has provided in Subsection 1.22(b)(2) that an alternative means shall be used to satisfy the minimum contribution requirements where an Active Participant is covered under multiple plans that are “top-heavy plans”, no minimum contribution shall be required under this Section, except as provided under the 416 Contributions Addendum to the Adoption Agreement. If a minimum contribution is required to be made under the Plan for the Plan Year on behalf of an Active Participant who is not a “key employee” and who is a participant in a defined benefit plan maintained by the Employer or a Related Employer that is aggregated with the Plan, the minimum contribution shall not be less than five percent of such Participant’s Compensation for the Plan Year.

              The minimum contribution required under this Section 15.03 shall be made to the Account of an Active Participant even though, under other Plan provisions, the Active Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution for the Plan Year, because (a) the Active Participant failed to complete the Hours of Service requirement selected by the Employer in Subsection 1.11(e) or 1.12(d) of the Adoption Agreement, or (b) the Participant’s Compensation was less than a stated amount; provided, however, that no minimum contribution shall be made for a Plan Year to the Account of an Active Participant who is not employed by the Employer or a Related Employer on the last day of the Plan Year.

              That portion of a Participant’s Account that is attributable to minimum contributions required under this Section 15.03, to the extent required to be nonforfeitable under Code Section 416(b), may not be forfeited under Code Section 411(a)(3)(B).

15.04.     Determination of Minimum Required Contribution. For purposes of determining the amount of any minimum contribution required to be made on behalf of a Participant who is not a “key employee” for a Plan Year, the Matching Employer Contributions made on behalf of such Participant and the Nonelective Employer Contributions allocated to such Participant for the Plan Year shall be aggregated. If the aggregate amount of such contributions, when expressed as a percentage of such Participant’s Compensation for the Plan Year, is less than the minimum contribution required to be made to such Participant under Section 15.03, the Employer shall make an additional contribution on behalf of such Participant in an amount that, when aggregated with the Matching Employer Contributions and Nonelective Employer Contributions previously allocated to such Participant, will equal the minimum contribution required to be made to such Participant under Section 15.03.

15.05.     Accelerated Vesting. For any Plan Year in which the Plan is or is deemed to be a “top-heavy plan” and all Plan Years thereafter, the top-heavy vesting schedule provided in Subsection 1.22(c) of the Adoption Agreement shall automatically apply to the Plan. The top-heavy vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those already subject to a vesting schedule which vests at least as rapidly in all cases as the schedule elected in Subsection 1.22(c) of the Adoption Agreement, including benefits accrued before the Plan becomes a “top-heavy plan”. Notwithstanding the foregoing provisions of this Section 15.05, the top-heavy vesting schedule does not apply to the Account of any Participant who does not have an Hour of Service after the Plan initially becomes or is deemed to have become a “top-heavy plan” and such Employee’s Account attributable to Employer Contributions shall be determined without regard to this Section 15.05.

15.06.     Exclusion of Collectively-Bargained Employees. Notwithstanding any other provision of this Article 15, Employees who are included in a unit covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers shall not be included in determining whether or not the Plan is a “top-heavy plan”. In addition, such Employees shall not be entitled to a minimum contribution under Section 15.03 or accelerated vesting under Section 15.05, unless otherwise provided in the collective bargaining agreement.

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Article 16. Amendment and Termination.

16.01.      Amendments by the Employer that do Not Affect Volume submitter Status. The Employer reserves the authority through a board of directors’ resolution or similar action, subject to the provisions of Article 1 and Section 16.04, to amend the Plan as provided herein, and such amendment shall not affect the status of the Plan as a volume submitter plan.

(a)          The Employer may amend the Adoption Agreement to make a change or changes in the provisions previously elected by it. Such amendment may be made either by (1) completing an amended Adoption Agreement, or (2) adopting an amendment in the form provided by the Volume Submitter Sponsor. Any such amendment must be filed with the Trustee.

(b)          The Employer may adopt certain model amendments published by the Internal Revenue Service which specifically provide that their adoption shall not cause the Plan to be treated as an individually designed plan.

16.02.      Amendments by the Employer Adopting Provisions not Included in Volume Submitter Specimen Plan. The Employer reserves the authority, subject to the provisions of Section 16.04, to amend the Plan by adopting provisions that are not included in the Volume Submitter Sponsor’s specimen plan. Any such amendment shall be made through use of the Superseding Provisions Addendum to the Adoption Agreement. Any such amendment may affect the Plan’s status as a volume submitter adopter.

16.03.      Amendment by the Volume Submitter Sponsor. Effective as of the date the Volume Submitter Sponsor receives approval from the Internal Revenue Service of its Volume Submitter specimen plan, the Volume Submitter Sponsor may in its discretion amend the volume submitter plan at any time, which amendment may also apply to the Plan maintained by the Employer. The Volume Submitter Sponsor shall satisfy any recordkeeping and notice requirements imposed by the Internal Revenue Service in order to maintain its amendment authority. The Volume Submitter Sponsor shall provide a copy of any such amendment to each Employer adopting its volume submitter plan at the Employer’s last known address as shown on the books maintained by the Volume Submitter Sponsor or its affiliates.

               Notwithstanding the above, the Volume Submitter Sponsor will no longer have the authority to amend the Plan on behalf of an adopting Employer as of the earlier of (a) the date the Internal Revenue Service requires the Employer to file Form 5300 as an individually-designed plan as a result of an Employer amendment to the Plan to incorporate a type of plan that is not allowable in the Volume Submitter program, as described in Section 16.02 of Rev. Proc. 2005-16 (or the successor thereto), or (b) the date the Employer’s Plan is otherwise considered an individually-designed plan due to the nature and extent of amendments, as described in Section 24.03 of Rev. Proc. 2005-16 (or the successor thereto).

16.04.      Amendments Affecting Vested Interest and/or Accrued Benefits. Except as permitted by Section 16.05, Section 1.20(d) of the Adoption Agreement, and/or Code Section 411(d)(6) and regulations issued thereunder, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant’s Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment. Furthermore, if the vesting schedule of the Plan is amended, the nonforfeitable interest of a Participant in his Account, determined as of the later of the date the amendment is adopted or the date it becomes effective, shall not be less than the Participant’s nonforfeitable interest in his Account determined without regard to such amendment.

                If the Plan’s vesting schedule is amended because of a change to “top-heavy plan” status, as described in Subsection 15.01(g), the accelerated vesting provisions of Section 15.05 shall continue to apply for all Plan Years thereafter, regardless of whether the Plan is a “top-heavy plan” for such Plan Year.

                If the Plan’s vesting schedule is amended and an Active Participant’s vested interest, as calculated by using the amended vesting schedule, is less in any year than the Active Participant’s vested interest calculated under the Plan’s vesting schedule immediately prior to the amendment, the amended vesting schedule shall apply only to Employees first hired on or after the effective date of the change in vesting schedule.

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16.05.     Retroactive Amendments made by Volume Submitter Sponsor. An amendment made by the Volume Submitter Sponsor in accordance with Section 16.03 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if, in published guidance, the Internal Revenue Service either permits or requires such an amendment to be made to enable the Plan and Trust to satisfy the applicable requirements of the Code and all requirements for the retroactive amendment are satisfied.

16.06.     Termination and Discontinuation of Contributions. The Employer has adopted the Plan with the intention and expectation that assets shall continue to be held under the Plan on behalf of Participants and their Beneficiaries indefinitely and, unless the Plan is a frozen plan as provided in Subsection 1.01(g)(5) of the Adoption Agreement, that contributions under the Plan shall be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may amend the Plan to discontinue contributions under the Plan or terminate the Plan at any time without any liability hereunder for any such discontinuance or termination.

               If the Plan is not already a frozen plan, the Employer may amend the Plan to discontinue further contributions to the Plan by selecting Subsection 1.01(g)(5) of the Adoption Agreement. An Employer that has selected in Subsection 1.01(g)(5) of the Adoption Agreement may change its selection and provide for contributions under the Plan to recommence with the intention that such contributions continue indefinitely, as provided in the preceding paragraph.

               The Employer may terminate the Plan by written notice delivered to the Trustee. Notwithstanding the effective date of the termination of the Plan, loan payments being made pursuant to Section 9.07 shall continue to be remitted to the Trust until the loan has been defaulted or distributed pursuant to Sections 9.10 and 9.11 or Section 9.13, respectively.

16.07.     Distribution upon Termination of the Plan. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each Participant (including a terminated Participant with respect to amounts not previously forfeited by him) who is affected by such termination or partial termination or discontinuance shall have a vested interest in his Account of 100 percent. Subject to Section 12.01 and Article 14, upon receipt of instructions from the Administrator, the Trustee shall distribute to each Participant or other person entitled to distribution the balance of the Participant’s Account in a single lump sum payment. In the absence of such instructions, the Trustee shall notify the Administrator of such situation and the Trustee shall be under no duty to make any distributions under the Plan until it receives instructions from the Administrator. Upon the completion of such distributions, the Trust shall terminate, the Trustee shall be relieved from all liability under the Trust, and no Participant or other person shall have any claims thereunder, except as required by applicable law.

               If distribution is to be made to a Participant or Beneficiary who cannot be located, following the Administrator’s completion of such search methods as described in applicable Department of Labor guidance, the Administrator shall give instructions to the Trustee to roll over the distribution to an individual retirement account established by the Administrator in the name of the missing Participant or Beneficiary, which account shall satisfy the requirements of the Department of Labor automatic rollover safe harbor generally applicable to amounts less than or equal to the maximum cashout amount specified in Code Section 401(a)(31)(B)(ii) ($5,000 as of January 1, 2005) that are mandatorily distributed from the Plan. In the absence of such instructions, the Trustee shall make no distribution to the distributee.

16.08.     Merger or Consolidation of Plan; Transfer of Plan Assets. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

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Article 17.	Amendment and Continuation of Prior Plan; Transfer of Funds to or from Other Qualified Plans.

     17.01.     Amendment and Continuation of Prior Plan. In the event the Employer has previously established a plan (the “prior plan”) which is a defined contribution plan under the Code and which on the date of adoption of the Plan meets the applicable requirements of Code Section 401(a), the Employer may, in accordance with the provisions of the prior plan, amend and restate the prior plan in the form of the Plan and become the Employer hereunder, subject to the following:

(a)          Subject to the provisions of the Plan, each individual who was a Participant in the prior plan immediately prior to the effective date of such amendment and restatement shall become a Participant in the Plan on the effective date of the amendment and restatement, provided he is an Eligible Employee as of that date.

(b)          Except as provided in Section 16.04, no election may be made under the vesting provisions of the Adoption Agreement if such election would reduce the benefits of a Participant under the Plan to less than the benefits to which he would have been entitled if he voluntarily separated from the service of the Employer immediately prior to such amendment and restatement.

(c) No amendment to the Plan shall decrease a Participant’s accrued benefit or eliminate an optional form of benefit, except as permitted under Subsection 1.20(d) of the Adoption Agreement.

(d)          The amounts standing to the credit of a Participant’s account immediately prior to such amendment and restatement which represent the amounts properly attributable to (1) contributions by the Participant and (2) contributions by the Employer and forfeitures shall constitute the opening balance of his Account or Accounts under the Plan.

(e) Amounts being paid to an Inactive Participant or to a Beneficiary in accordance with the provisions of the prior plan shall continue to be paid in accordance with such provisions.

(f)          Any election and waiver of the “qualified preretirement survivor annuity”, as defined in Section 14.01, in effect after August 23, 1984, under the prior plan immediately before such amendment and restatement shall be deemed a valid election and waiver of Beneficiary under Section 14.04 if such designation satisfies the requirements of Sections 14.05 and 14.06, unless and until the Participant revokes such election and waiver under the Plan.

(g)         All assets of the predecessor trust shall be invested by the Trustee as soon as reasonably practicable pursuant to Article 8. The Employer agrees to assist the Trustee in any way requested by the Trustee in order to facilitate the transfer of assets from the predecessor trust to the Trust Fund.

     17.02.     Transfer of Funds from an Existing Plan. The Employer may from time to time direct the Trustee, in accordance with such rules as the Trustee may establish, to accept cash, allowable Fund Shares or participant loan promissory notes transferred for the benefit of Participants from a trust forming part of another qualified plan under the Code, provided such plan is a defined contribution plan. Such transferred assets shall become assets of the Trust as of the date they are received by the Trustee. Such transferred assets shall be credited to Participants’ Accounts in accordance with their respective interests immediately upon receipt by the Trustee. A Participant’s vested interest under the Plan in transferred assets which were fully vested and nonforfeitable under the transferring plan or which were transferred to the Plan in a manner intended to satisfy the requirements of subsection (b) of this Section 17.02 shall be fully vested and nonforfeitable at all times. A Participant’s interest under the Plan in transferred assets which were transferred to the Plan in a manner intended to satisfy the requirements of subsection (a) of this Section 17.02 shall be determined in accordance with the terms of the Plan, but applying the Plan’s vesting schedule or the transferor plan’s vesting schedule, whichever is more favorable, for each year of Vesting Service completed by the Participant. Such transferred assets shall be invested by the Trustee in accordance with the provisions of Subsection 17.01(g) as if such assets were transferred from a prior plan, as defined in Section 17.01. Except as otherwise provided below, no transfer of assets in accordance with this Section 17.02 may cause a loss of an accrued or optional form of benefit protected by Code Section 411(d)(6).

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             The terms of the Plan as in effect at the time of the transfer shall apply to the amounts transferred regardless of whether such application would have the effect of eliminating or reducing an optional form of benefit protected by Code Section 411(d)(6) which was previously available with respect to any amount transferred to the Plan pursuant to this Section 17.02, provided that such transfer satisfies the requirements set forth in either (a) or (b):

(a)
(1)          The transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his entire account balance to the Plan. As an alternative to the transfer, the Participant is offered the opportunity to retain the form of benefit previously available to him (or, if the transferor plan is terminated, to receive any optional form of benefit for which the participant is eligible under the transferor plan as required by Code Section 411(d)(6));

(2) If the defined contribution plan from which the transfer is made includes a qualified cash or deferred arrangement, the Plan includes a cash or deferred arrangement;

(3) The defined contribution plan from which the transfer is made is not a money purchase pension plan and

(4)          The transfer is made either in connection with an asset or stock acquisition, merger or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Section 1.410(b)-2(f) of the Treasury Regulations) or in connection with the participant’s change in employment status such that the participant is not entitled to additional allocations under the transferor plan.

(b)	(1) The transfer satisfies the requirements of subsection (a)(1) of this Section 17.02;

(2) The transfer occurs at a time when the Participant is eligible, under the terms of the transferor plan, to receive an immediate distribution of his account;

(3)          The transfer occurs at a time when the participant is not eligible to receive an immediate distribution of his entire nonforfeitable account balance in a single sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code Section 401(a)(31)(C); and

(4)          The amount transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the Plan, equals the entire nonforfeitable account of the participant whose account is being transferred.

             It is the Employer’s obligation to ensure that all assets of the Plan, other than those maintained in a separate trust or fund pursuant to the provisions of Section 20.10, are transferred to the Trustee. The Trustee shall have no liability for and no duty to inquire into the administration of such transferred assets for periods prior to the transfer.

     17.03.     Acceptance of Assets by Trustee. The Trustee shall not accept assets which are not either in a medium proper for investment under the Plan, as set forth in the Plan and the Service Agreement, or in cash. Such assets shall be accompanied by instructions in writing (or such other medium as may be acceptable to the Trustee) showing separately the respective contributions by the prior employer and by the Participant, and identifying the assets attributable to such contributions. The Trustee shall establish such accounts as may be necessary or appropriate to reflect such contributions under the Plan. The Trustee shall hold such assets for investment in accordance with the provisions of Article 8, and shall in accordance with the instructions of the Employer make appropriate credits to the Accounts of the Participants for whose benefit assets have been transferred.

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     17.04.     Transfer of Assets from Trust. The Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of an Inactive Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code, subject to the following:

          (a)          The assets so transferred shall be accompanied by instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Inactive Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall not transfer assets hereunder until all applicable filing requirements are met. The Trustee shall have no further liabilities with respect to assets so transferred.

          (b)          A transfer of assets made pursuant to this Section 17.04 may result in the elimination or reduction of an optional form of benefit protected by Code Section 411(d)(6), provided that the transfer satisfies the requirements set forth in either (1) or (2):

(1)
(i)          The transfer is conditioned upon a voluntary, fully informed election by the Participant to transfer his entire Account to the other defined contribution plan. As an alternative to the transfer, the Participant is offered the opportunity to retain the form of benefit previously available to him (or, if the Plan is terminated, to receive any optional form of benefit for which the Participant is eligible under the Plan as required by Code Section 411(d)(6));

(ii)         If the Plan includes a qualified cash or deferred arrangement under Code Section 401(k), the defined contribution plan to which the transfer is made must include a qualified cash or deferred arrangement; and

(iii)        The transfer is made either in connection with an asset or stock acquisition, merger or other similar transaction involving a change in employer of the employees of a trade or business (i.e., an acquisition or disposition within the meaning of Section 1.410(b)-2(f) of the Treasury Regulations) or in connection with the Participant’s change in employment status such that the Participant becomes an Inactive Participant.

(2)	(i) The transfer satisfies the requirements of subsection (1)(i) of this Section 17.04;

(ii) The transfer occurs at a time when the Participant is eligible, under the terms of the Plan, to receive an immediate distribution of his benefit;

(iii)        The transfer occurs at a time when the Participant is not eligible to receive an immediate distribution of his entire nonforfeitable Account in a single sum distribution that would consist entirely of an eligible rollover distribution within the meaning of Code Section 401(a)(31)(C);

(iv) The Participant is fully vested in the transferred amount in the transferee plan; and

(v)         The amount transferred, together with the amount of any contemporaneous Code Section 401(a)(31) direct rollover to the transferee plan, equals the entire nonforfeitable Account of the Participant whose Account is being transferred.

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Article 18.	Miscellaneous.

18.01.     Communication to Participants. The Plan shall be communicated to all Eligible Employees by the Employer promptly after the Plan is adopted.

18.02.     Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event shall the terms of employment or service of any Participant be modified or in any way affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant shall look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.

18.03.     Nonalienability of Benefits. Except as provided in Code Sections 401(a)(13)(C) and (D) (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401(a)-13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law, the benefits provided hereunder shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected shall not be recognized. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined in accordance with procedures established by the Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

18.04.     Qualified Domestic Relations Orders Procedures. The Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Participant and any alternate payee named in the order shall be notified, in writing, of the receipt of the order and the Plan’s procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrator must determine the qualified status of the order. The Participant and each alternate payee shall be provided notice of such determination by mailing to the individual’s address specified in the domestic relations order, or in a manner consistent with the Department of Labor regulations.

               If any portion of the Participant’s Account is payable during the period the Administrator is making its determination of the qualified status of the domestic relations order, the Administrator must make a separate accounting of the amounts payable. If the Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrator shall direct the Trustee to distribute the payable amounts in accordance with the order. If the determination of the qualified status of the order is not made within the 18-month determination period, the Administrator shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Administrator later determines that the order is a qualified domestic relations order.

               The Trustee shall set up segregated accounts for each alternate payee as directed by the Administrator.

               A domestic relations order shall not fail to be deemed a qualified domestic relations order merely because it permits distribution or requires segregation of all or part of a Participant’s Account with respect to an alternate payee prior to the Participant’s earliest retirement age (as defined in Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant’s attainment of the earliest retirement age is available only if the order provides for distribution at that time and the alternate payee consents to a distribution occurring prior to the Participant’s attainment of earliest retirement age.

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               Notwithstanding any other provisions of this Section or of a domestic relations order, if the Employer has elected to cash out small Accounts as provided in Subsection 1.20(e)(1) of the Adoption Agreement and the alternate payee’s benefits under the Plan do not exceed the maximum cash out limit permitted under Code Section 411(a)(11)(A) ($5,000 as of January 1, 2005), distribution shall be made to the alternate payee in a lump sum as soon as practicable following the Administrator’s determination that the order is a qualified domestic relations order.

18.05.     Application of Plan Provisions for Multiple Employer Plans. Notwithstanding any other provision of the Plan to the contrary, if one of the Employers designated in Subsection 1.02(b) of the Adoption Agreement is or ceases to be a Related Employer (hereinafter “un-Related Employer”), the Plan shall be treated as a multiple employer plan (as defined in Code Section 413(c)) in accordance with applicable guidance.

                For the period, if any, that the Plan is a multiple employer plan, each un-Related Employer shall be treated as a separate Employer for purposes of contributions, application of the “ADP” and “ACP” tests described in Sections 6.03 and 6.06, top-heavy determinations and application of the top-heavy requirements under Article 15, and application of such other Plan provisions as the Employers determine to be appropriate. For any such period, the Volume Submitter Sponsor shall continue to treat the Employer as participating in this volume submitter plan arrangement for purposes of notice or other communications in connection with the Plan, and other Plan-related services. The Administrator shall be responsible for administering the Plan as a multiple employer plan.

18.06.     Veterans Reemployment Rights. Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u) and the regulations thereunder. The Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service. Additional contributions made to the Plan pursuant to Code Section 414(u) shall be treated as Deferral Contributions (if Option 1.07(a)(5) is selected in the Adoption Agreement, including, to the extent designated by the Participant, Roth 401(k) Contributions), Employee Contributions, Matching Employer Contributions, Qualified Matching Employer Contributions, Qualified Nonelective Employer Contributions, or Nonelective Employer Contributions based on the character of the contribution they are intended to replace; provided, however, that the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(12), 401(m), 410(b), or 416 by reason of the making of or the right to make such contribution.

18.07.     Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under state law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

18.08.     Information between Employer and/or Administrator and Trustee. The Employer and/or Administrator will furnish the Trustee, and the Trustee will furnish the Employer and/or Administrator, with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or under the provisions of ERISA and any regulations issued or forms adopted by the Department of Labor thereunder.

18.09.     Effect of Failure to Qualify Under Code. Notwithstanding any other provision contained herein, if the Employer’s plan fails to be a qualified plan under the Code, such plan can no longer participate in this volume submitter plan arrangement and shall be considered an individually designed plan.

18.10.     Directions, Notices and Disclosure. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as follows and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mail, first-class postage prepaid and registered or certified:

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(a) If to the Employer or Administrator, to it at the address as the Administrator shall direct pursuant to the Service Agreement;

(b) If to the Trustee, to it at the address set forth in Subsection 1.03(a) of the Adoption Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor’s then effective notice address.

               Any direction, notice or other communication provided to the Employer, the Administrator or the Trustee by another party which is stipulated to be in written form under the provisions of this Plan may also be provided in any medium which is permitted under applicable law or regulation. Any written communication or disclosure to Participants required under the provisions of this Plan may be provided in any other medium (electronic, telephone or otherwise) that is permitted under applicable law or regulation.

18.11.     Governing Law. The Plan and the accompanying Adoption Agreement shall be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

18.12.     Discharge of Duties by Fiduciaries. The Trustee, the Employer and any other fiduciary shall discharge their duties under the Plan in accordance with the requirements of ERISA solely in the interests of Participants and their Beneficiaries and with the care, skill, prudence, and diligence under the applicable circumstances that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character with like aims.

Article 19.	Plan Administration.

19.01.     Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the requirements of ERISA. The Administrator is the agent for service of legal process for the Plan. In addition to the powers and authorities expressly conferred upon it in the Plan, the Administrator shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the discretionary power and authority to interpret and construe the provisions of the Plan, such interpretation to be final and conclusive on all persons claiming benefits under the Plan; to make benefit determinations; to utilize the correction programs or systems established by the Internal Revenue Service (such as the Employee Plans Compliance and Resolution System) or the Department of Labor; and to resolve any disputes arising under the Plan. The Administrator may, by written instrument, allocate and delegate its fiduciary responsibilities in accordance with ERISA Section 405, including allocation of such responsibilities to an administrative committee formed to administer the Plan.

19.02.     Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated shall receive substantially the same treatment.

19.03.     Claims and Review Procedures. As required under Section 2560.503-1(b)(2) of Regulations issued by the Department of Labor, the claims and review procedures are described in detail in the Summary Plan Description for the Plan.

19.04.     Named Fiduciary. The Administrator is a “named fiduciary” for purposes of ERISA Section 402(a)(1) and has the powers and responsibilities with respect to the management and operation of the Plan described herein.

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19.05.      Costs of Administration. Unless paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust may be paid from the forfeitures (if any) resulting under Section 11.08, or from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund shall, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants as provided in the Service Agreement.

Article 20.	Trust Agreement.

20.01.      Acceptance of Trust Responsibilities. By executing the Adoption Agreement, the Employer establishes a trust to hold the assets of the Plan that are invested in Permissible Investments. By executing the Adoption Agreement, the Trustee agrees to accept the rights, duties and responsibilities set forth in this Article. If the Plan is an amendment and restatement of a prior plan, the Trustee shall have no liability for and no duty to inquire into the administration of the assets of the Plan for periods prior to the date such assets are transferred to the Trust.

20.02.      Establishment of Trust Fund. A trust is hereby established under the Plan. The Trustee shall open and maintain a trust account for the Plan and, as part thereof, Accounts for such individuals as the Employer shall from time to time notify the Trustee are Participants in the Plan. The Trustee shall accept and hold in the Trust Fund such contributions on behalf of Participants as it may receive from time to time from the Employer. The Trust Fund shall be fully invested and reinvested in accordance with the applicable provisions of the Plan in Fund Shares or as otherwise provided in Section 20.10.

20.03.      Exclusive Benefit. The Trustee shall hold the assets of the Trust Fund for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan. No assets of the Plan shall revert to the Employer except as specifically permitted by the terms of the Plan.

20.04.      Powers of Trustee. The Trustee shall have no discretion or authority with respect to the investment of the Trust Fund but shall act solely as a directed trustee of the funds contributed to it. In addition to and not in limitation of such powers as the Trustee has by law or under any other provisions of the Plan, the Trustee shall have the following powers, each of which the Trustee exercises solely as a directed trustee in accordance with the written direction of the Employer except to the extent a Plan asset is subject to Participant direction of investment and provided that no such power shall be exercised in any manner inconsistent with the provisions of ERISA:

(a) to deal with all or any part of the Trust Fund and to invest all or a part of the Trust Fund in Permissible Investments, without regard to the law of any state regarding proper investment;

(b)          to transfer to and invest all or any part of the Trust in any collective investment trust which is then maintained by a bank or trust company (or any affiliate) and which is tax-exempt pursuant to Code Section 501(a) and Rev. Rul. 81-100; provided that such collective investment trust is a Permissible Investment; and provided, further, that the instrument establishing such collective investment trust, as amended from time to time, shall govern any investment therein, and is hereby made a part of the Plan and this Trust Agreement to the extent of such investment therein;

(c) to retain uninvested such cash as the Named Fiduciary or Administrator may, from time to time, direct;

(d) to sell, lease, convert, redeem, exchange, or otherwise dispose of all or any part of the assets constituting the Trust Fund;

(e)           to borrow funds from a bank or other financial institution not affiliated with the Trustee in order to provide sufficient liquidity to process Plan transactions in a timely fashion, provided that the cost of borrowing shall be allocated in a reasonable fashion to the Permissible Investment(s) in need of liquidity;

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(f)          to enforce by suit or otherwise, or to waive, its rights on behalf of the Trust, and to defend claims asserted against it or the Trust, provided that the Trustee is indemnified to its satisfaction against liability and expenses;

(g)         to employ legal, accounting, clerical, and other assistance to carry out the provisions of this Trust and to pay the reasonable expenses of such employment, including compensation, from the Trust if not paid by the Employer;

(h) to compromise, adjust and settle any and all claims against or in favor of it or the Trust;

(i)          to oppose, or participate in and consent to the reorganization, merger, consolidation, or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

(j) to apply for or purchase annuity contracts in accordance with Article 14;

(k) to hold securities unregistered, or to register them in its own name or in the name of nominees in accordance with the provisions of Section 2550.403a-1(b) of Department of Labor Regulations;

(l)          to appoint custodians to hold investments within the jurisdiction of the district courts of the United States and to deposit securities with stock clearing corporations or depositories or similar organizations;

(m) to make, execute, acknowledge and deliver any and all instruments that it deems necessary or appropriate to carry out the powers herein granted;

(n) generally to exercise any of the powers of an owner with respect to all or any part of the Trust Fund; and

(o) to take all such actions as may be necessary under the Trust Agreement, to the extent consistent with applicable law.

The Employer specifically acknowledges and authorizes that affiliates of the Trustee may act as its agent in the performance of ministerial, nonfiduciary duties under the Trust.

The Trustee shall provide the Employer with reasonable notice of any claim filed against the Plan or Trust or with regard to any related matter, or of any claim filed by the Trustee on behalf of the Plan or Trust or with regard to any related matter.

20.05.        Accounts. The Trustee shall keep full accounts of all receipts and disbursements and other transactions hereunder. Within 120 days after the close of each Plan Year and at such other times as may be appropriate, the Trustee shall determine the then net fair market value of the Trust Fund as of the close of the Plan Year, as of the termination of the Trust, or as of such other time, whichever is applicable, and shall render to the Employer and Administrator an account of its administration of the Trust during the period since the last such accounting, including all allocations made by it during such period.

20.06.        Approval of Accounts. To the extent permitted by law, the written approval of any account by the Employer or Administrator shall be final and binding, as to all matters and transactions stated or shown therein, upon the Employer, Administrator, Participants and all persons who then are or thereafter become interested in the Trust. The failure of the Employer or Administrator to notify the Trustee within six months after the receipt of any account of its objection to the account shall, to the extent permitted by law, be the equivalent of written approval. If the Employer or Administrator files any objections within such six month period with respect to any matters or transactions stated or shown in the account, and the Employer or Administrator and the Trustee cannot amicably settle the question raised by such objections, the Trustee shall have the right to have such questions settled by judicial proceedings. Nothing herein contained shall be construed so as to deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of any account or for instructions, the only necessary parties shall be the Trustee, the Employer and the Administrator.

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20.07.        Distribution from Trust Fund. The Trustee shall make such distributions from the Trust Fund as the Employer or Administrator may direct (in writing or such other medium as may be acceptable to the Trustee), consistent with the terms of the Plan and either for the exclusive benefit of Participants or their Beneficiaries, or for the payment of expenses of administering the Plan.

20.08.        Transfer of Amounts from Qualified Plan. If amounts are to be transferred to the Plan from another qualified plan or trust under Code Section 401(a), such transfer shall be made in accordance with the provisions of the Plan and with such rules as may be established by the Trustee. The Trustee shall only accept assets which are in a medium proper for investment under this Trust Agreement or in cash, and that are accompanied in a timely manner, as agreed to by the Administrator and the Trustee, by instructions in writing (or such other medium as may be acceptable to the Trustee) showing separately the respective contributions by the prior employer and the transferring Employee, the records relating to such contributions, and identifying the assets attributable to such contributions. The Trustee shall hold such assets for investment in accordance with the provisions of this Trust Agreement.

20.09.        Transfer of Assets from Trust. Subject to the provisions of the Plan, the Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of an Inactive Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code. The assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall have no further liabilities with respect to assets so transferred.

20.10.        Separate Trust or Fund for Existing Plan Assets. With the consent of the Trustee, the Employer may maintain a trust or fund (including a group annuity contract) under this volume submitter plan document separate from the Trust Fund for Plan assets which are not Permissible Investments listed in the Service Agreement and which (i) are purchased prior to the adoption of this volume submitter plan document or (ii) are transferred to the Plan in connection with the merger of another plan into the Plan, provided that such transferred assets were acquired by such other plan prior to the merger date specified for such other plan in the Plan Mergers Addendum to the Adoption Agreement. The Trustee shall have no authority and no responsibility for the Plan assets held in such separate trust or fund. The Employer shall be responsible for assuring that such separate trust or fund is maintained pursuant to a separate trust agreement signed by the Employer and a trustee. The duties and responsibilities of the trustee of a separate trust shall be provided by the separate trust agreement, between the Employer and the trustee of the separate trust. Notwithstanding any other provision of the Plan to the contrary, in the event such separate trust contains illiquid assets, to the extent a Participant’s account is invested in such illiquid assets and Plan loans are otherwise available, such illiquid assets shall be disregarded in determining the amount available as a loan from the Plan and shall in no event be included in a Plan loan.

Notwithstanding the preceding paragraph, the Trustee or an affiliate of the Trustee may agree in writing to provide ministerial recordkeeping services for guaranteed investment contracts held in the separate trust or fund. The guaranteed investment contract(s) shall be valued as directed by the Employer or the trustee of the separate trust.

The trustee of the separate trust shall be the owner of any insurance contract purchased prior to the adoption of this volume submitter plan document. The insurance contract(s) must provide that proceeds shall be payable to the trustee of the separate trust; provided, however, that the trustee of the separate trust shall be required to pay over all proceeds of the contract(s) to the Participant’s designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant’s spouse shall be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Article 14. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

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 Any life insurance contracts held in the Trust Fund or in the separate trust are subject to the following limits:

(a)         Ordinary life - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are held, less than 1/2 of the aggregate employer contributions allocated to any Participant shall be used to pay the premiums attributable to them.

(b)          Term and universal life - No more than 1/4 of the aggregate employer contributions allocated to any participant shall be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

(c)          Combination - The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums shall not exceed 1/4 of the aggregate employer contributions allocated to any Participant.

20.11.         Self-Directed Brokerage Option. If one of the Permissible Investments under the Plan is Fidelity BrokerageLink®, the self-directed brokerage option (“BrokerageLink”), the Employer hereby directs the Trustee to use Fidelity Brokerage Services LLC (“FBSLLC”) to purchase or sell individual securities for each Participant BrokerageLink account (“PBLA”) in accordance with investment directions provided by such Participant. The Employer directs the Trustee to establish a PBLA with FBSLLC in the name of the Trustee for each Participant electing to utilize the BrokerageLink option. Each electing Participant shall be granted limited trading authority over the PBLA established for such Participant, and FBSLLC shall accept and act upon instructions from such Participants to buy, sell, exchange, convert, tender, trade and otherwise acquire and dispose of securities in the PBLA. The provision of BrokerageLink shall be subject to the following:

(a)          Each Participant who elects to utilize the BrokerageLink option must complete a BrokerageLink Participant Acknowledgement Form which incorporates the provisions of the BrokerageLink Account Terms and Conditions. Upon acceptance by FBSLLC of the BrokerageLink Participant Acknowledgement Form, FBSLLC will establish a PBLA for the Participant. Participant activity in the PBLA will be governed by the BrokerageLink Participant Acknowledgement Form and the BrokerageLink Account Terms and Conditions. If the BrokerageLink Participant Acknowledgement Form or the BrokerageLink Account Terms and Conditions conflicts with the terms of this Trust, the Plan or an applicable statute or regulation, the Trust, the Plan or the applicable statute or regulation shall control.

(b)         Any successor organization of FBSLLC, through reorganization, consolidation, merger or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this authorization provision.

(c)         The Trustee and FBSLLC shall continue to rely on this direction provision until notified to the contrary. The Employer reserves the right to terminate this direction upon written notice to FBSLLC (or its successor) and the Trustee, such termination to be implemented as soon as administratively feasible. Such notice shall be deemed a direction to terminate BrokerageLink as an investment option.

(d)         The Trustee shall provide the Employer with a list of the types of securities which may not be purchased under BrokerageLink. Administrative procedures governing investment in and withdrawals from a PBLA will also be provided to the Employer by the Trustee.

(e)          With respect to exchanges from the Participant’s Account holding investments outside of the BrokerageLink option (hereinafter, the “SPO”) into the PBLA, the named fiduciary hereby directs the Trustee to submit for processing all instructions for purchases into the core account indicated in the BrokerageLink Account Terms and Conditions (the “BrokerageLink Core Account”) received before the close of the New York Stock Exchange (“NYSE”) on a particular date resulting from such exchange requests the next day that the NYSE is operating.

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(f)          A Participant has the authority to designate an agent to have limited trading authority over assets in the PBLA established for such Participant. Such agent as the Participant may designate shall have the same authority to trade in and otherwise transact business in the PBLA, in the same manner and to the same extent as the Participant is otherwise empowered to do hereunder, and FBSLLC shall act upon instructions from the agent as if the instructions had come from the Participant. Designation of an agent by the Participant is subject to acceptance by FBSLLC of a completed BrokerageLink Third Party Limited Trading Authorization Form, the terms of which shall govern the activity of the Participant and the authorized agent. In the event that a provision of the BrokerageLink Third Party Limited Trading Authorization Form conflicts with the terms of the BrokerageLink Participant Acknowledgement Form, the BrokerageLink Account Terms and Conditions, this Trust, the Plan or an applicable statute or regulation, the terms of the BrokerageLink Participant Acknowledgement Form, the Brokerage Link Account Terms and Conditions, this Trust, the Plan or the applicable statute or regulation shall control.

(g)         The Participant shall be solely responsible for receiving and responding to all trade confirmations, account statements, prospectuses, annual reports, proxies and other materials that would otherwise be distributed to the owner of the PBLA. With respect to proxies for securities held in the PBLA, FBSLLC shall send a copy of the meeting notice and all proxies and proxy solicitation materials, together with a voting direction form, to the Participant and the Participant shall have the authority to direct the exercise of all shareholder rights attributable to those securities. The Trustee shall not exercise such rights in the absence of direction from the Participant.

(h)          FBSLLC shall buy, sell, exchange, convert, tender, trade and otherwise acquire and dispose of securities in each PBLA, transfer funds to and from the BrokerageLink Core Account and the SPO default fund, collect any fees or other remuneration due FBSLLC or any of its affiliates (other than the Fidelity BrokerageLink Plan related Account Fee, which shall be assessed and collected as described in the Service Agreement), and make distributions to the Participant, in accordance with the Service Agreement. No prior notice to or consent from the Participant is required. In the event of a transfer of the Plan to another service provider, the directions of the Employer in transferring Plan assets shall control. Such transfers may be effected without notice to or consent from the Participant.

(i)          FBSLLC may accept from the Participant changes to indicative data including, but not limited to, postal address, email address, and phone number associated with the PBLA established for the Participant.

20.12.         Employer Stock Investment Option. If one of the Permissible Investments is equity securities issued by the Employer or a Related Employer (“Employer Stock”), such Employer Stock must be publicly traded and “qualifying employer securities” within the meaning of ERISA Section 407(d)(5). Plan investments in Employer Stock shall be made via the Employer Stock Investment Fund (the “Stock Fund”) which shall consist of either (i) the shares of Employer Stock held for each Participant who participates in the Stock Fund (a “Share Accounting Stock Fund”), or (ii) a combination of shares of Employer Stock and short-term liquid investments, consisting of mutual fund shares or commingled money market pool units as agreed to by the Employer and the Trustee, which are necessary to satisfy the Stock Fund’s cash needs for transfers and payments (a “Unitized Stock Fund”). Dividends received by the Stock Fund are reinvested in additional shares of Employer Stock or, in the case of a Unitized Stock Fund, in short-term liquid investments. The determination of whether each Participant’s interest in the Stock Fund is administered on a share-accounting or a unitized basis shall be determined by the Employer’s election in the Service Agreement.

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In the case of a Unitized Stock Fund, such units shall represent a proportionate interest in all assets of the Unitized Stock Fund, which includes shares of Employer Stock, short-term investments, and at times, receivables for dividends and/or Employer Stock sold and payables for Employer Stock purchased. A net asset value per unit shall be determined daily for each cash unit outstanding of the Unitized Stock Fund. The return earned by the Unitized Stock Fund shall represent a combination of the dividends paid on the shares of Employer Stock held by the Unitized Stock Fund, gains or losses realized on sales of Employer Stock, appreciation or depreciation in the market price of those shares owned, and interest on the short-term investments held by the Unitized Stock Fund. A target range for the short-term liquid investments shall be maintained for the Unitized Stock Fund. The named fiduciary shall, after consultation with the Trustee, establish and communicate to the Trustee in writing such target range and a drift allowance for such short-term liquid investments. Such target range and drift allowance may be changed by the named fiduciary, after consultation with the Trustee, provided any such change is communicated to the Trustee in writing. The Trustee is responsible for ensuring that the actual short-term liquid investments held in the Unitized Stock Fund fall within the agreed upon target range over time, subject to the Trustee’s ability to execute open-market trades in Employer Stock or to otherwise trade with the Employer.

Investments in Employer Stock shall be subject to the following limitations:

(a)            Acquisition Limit. Pursuant to the Plan, the Trust may be invested in Employer Stock to the extent necessary to comply with investment directions under Section 8.02 of the Plan. Notwithstanding the foregoing, effective for Deferral Contributions made for Plan Years beginning on or after January 1, 1999, the portion of a Participant’s Deferral Contributions that the Employer may require to be invested in Employer Stock for a Plan Year cannot exceed one percent of such Participant’s Compensation for the Plan Year.

(b)            Fiduciary Duty of Named Fiduciary. The Administrator or any person designated by the Administrator as a named fiduciary under Section 19.01 (the “named fiduciary”) shall continuously monitor the suitability under the fiduciary duty rules of ERISA Section 404(a)(1) (as modified by ERISA Section 404(a)(2)) of acquiring and holding Employer Stock. The Trustee shall not be liable for any loss, or by reason of any breach, which arises from the directions of the named fiduciary with respect to the acquisition and holding of Employer Stock, unless it is clear on their face that the actions to be taken under those directions would be prohibited by the foregoing fiduciary duty rules or would be contrary to the terms of the Plan or this Trust Agreement.

(c)            Execution of Purchases and Sales. Purchases and sales of Employer Stock shall be made on the open market on the date on which the Trustee receives in good order all information and documentation necessary to accurately effect such purchases and sales or (i) if later, in the case of purchases, the date on which the Trustee has received a transfer of the funds necessary to make such purchases, (ii) as otherwise provided in the Service Agreement, or (iii) as provided in Subsection (d) below. Such general rules shall not apply in the following circumstances:

(1) If the Trustee is unable to determine the number of shares required to be purchased or sold on such day;

(2) If the Trustee is unable to purchase or sell the total number of shares required to be purchased or sold on such day as a result of market conditions; or

(3)          If the Trustee is prohibited by the Securities and Exchange Commission, the New York Stock Exchange, or any other regulatory body from purchasing or selling any or all of the shares required to be purchased or sold on such day.

               In the event of the occurrence of the circumstances described in (1), (2), or (3) above, the Trustee shall purchase or sell such shares as soon as possible thereafter and, in the case of a Share Accounting Stock Fund, shall determine the price of such purchases or sales to be the average purchase or sales price of all such shares purchased or sold, respectively.

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(d)           Purchases and Sales from or to Employer. If directed by the Employer in writing prior to the trading date, the Trustee may purchase or sell Employer Stock from or to the Employer if the purchase or sale is for adequate consideration (within the meaning of ERISA Section 3(18)) and no commission is charged. If Employer contributions or contributions made by the Employer on behalf of the Participants under the Plan are to be invested in Employer Stock, the Employer may transfer Employer Stock in lieu of cash to the Trust. In such case, the shares of Employer Stock to be transferred to the Trust will be valued at a price that constitutes adequate consideration (within the meaning of ERISA Section 3(18)).

(e)           Use of Broker to Purchase Employer Stock. The Employer hereby directs the Trustee to use Fidelity Capital Markets, Inc., an affiliate of the Trustee, or any other affiliate or subsidiary of the Trustee (collectively, “Capital Markets”), to provide brokerage services in connection with all market purchases and sales of Employer Stock for the Stock Fund, except in circumstances where the Trustee has determined, in accordance with its standard trading guidelines or pursuant to Employer direction, to seek expedited settlement of trades. The Trustee shall provide the Employer with the commission schedule for such transactions and a copy of Capital Markets’ brokerage placement practices. The following shall apply as well:

(1)           Any successor organization of Capital Markets through reorganization, consolidation, merger, or similar transactions, shall, upon consummation of such transaction, become the successor broker in accordance with the terms of this provision.

(2)           The Trustee shall continue to rely on this Employer direction until notified to the contrary. The Employer reserves the right to terminate this authorization upon sixty (60) days written notice to Capital Markets (or its successor) and the Trustee and the Employer and the Trustee shall decide on a mutually-agreeable alternative procedure for handling brokerage transactions on behalf of the Stock Fund.

(f)           Securities Law Reports. The named fiduciary shall be responsible for filing all reports required under Federal or state securities laws with respect to the Trust’s ownership of Employer Stock; including, without limitation, any reports required under Section 13 or 16 of the Securities Exchange Act of 1934 and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of Employer Stock pending the filing of any report. The Trustee shall provide to the named fiduciary such information on the Trust’s ownership of Employer Stock as the named fiduciary may reasonably request in order to comply with Federal or state securities laws.

(g)           Voting and Tender Offers. Notwithstanding any other provision of the Trust Agreement the provisions of this Subsection shall govern the voting and tendering of Employer Stock. For purposes of this Subsection, each Participant shall be designated as a named fiduciary under ERISA with respect to shares of Employer Stock that reflect that portion, if any, of the Participant’s interest in the Stock Fund not acquired at the direction of the Participant in accordance with ERISA Section 404(c).

               The Employer, after consultation with the Trustee, shall provide and pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of Employer Stock, except as required by law. The Trustee, after consultation with the Employer, shall prepare the necessary documents associated with the voting and tendering of Employer Stock, unless the Employer directs the Trustee not to do so.

(1) Voting.

(A)          When the issuer of the Employer Stock prepares for any annual or special meeting, the Employer shall notify the Trustee thirty (30) days in advance of the intended record date and shall cause a copy of all proxy solicitation materials to be sent to the Trustee. If requested by the Trustee, the Employer shall certify to the Trustee that the aforementioned materials represent the same information that is distributed to shareholders of Employer Stock. Based on these materials the Trustee shall prepare a voting instruction form. At the time of mailing of notice of each annual or special stockholders’ meeting of the issuer of the Employer Stock, the Employer shall cause a copy of the notice and all proxy solicitation materials to be sent to each Participant with an interest in Employer Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustee or its designee. The form shall show the proportional interest in the number of full and fractional shares of Employer Stock credited to the Participant’s Sub-Accounts held in the Stock Fund. The Employer shall provide the Trustee with a copy of any materials provided to the Participants and shall (if the mailing is not handled by the Trustee) notify the Trustee that the materials have been mailed or otherwise sent to Participants.

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(B)          Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of Employer Stock that is credited to his Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflects such Participant’s proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the voting of Employer Stock shall be communicated in writing, or by such other means mutually acceptable to the Trustee and the Employer. These directions shall be held in confidence by the Trustee and shall not be divulged to the Employer, or any officer or employee thereof, or any other person, except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee’s services hereunder. Upon its receipt of the directions, the Trustee shall vote the shares of Employer Stock that reflect the Participant’s interest in the Stock Fund as directed by the Participant. The Trustee shall not vote shares of Employer Stock that reflect a Participant’s interest in the Stock Fund for which the Trustee has received no direction from the Participant, except as required by law; provided, however, that the Employer (acting as named fiduciary) may direct the Trustee in the Service Agreement to vote shares of Employer Stock that reflect a Participant’s interest in the Stock Fund for which the Trustee has received no directions from the Participant in the same proportion on each issue as it votes those shares that reflect all Participants’ interests in the Stock Fund (in the aggregate) for which it received voting instructions from Participants.

(2) Tender Offers.

(A)          Upon commencement of a tender offer for any securities held in the Trust that are Employer Stock, the Employer shall timely notify the Trustee in advance of the intended tender date and shall cause a copy of all materials to be sent to the Trustee. The Employer shall certify to the Trustee that the aforementioned materials represent the same information distributed to shareholders of Employer Stock. Based on these materials, and after consultation with the Employer, the Trustee shall prepare a tender instruction form and shall provide a copy of all tender materials to be sent to each Participant with an interest in the Stock Fund, together with the foregoing tender instruction form, to be returned to the Trustee or its designee. The tender instruction form shall show the number of full and fractional shares of Employer Stock credited to the Participant’s Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflect the Participant’s proportional interest in the Stock Fund (both vested and unvested). The Employer shall notify each Participant with an interest in such Employer Stock of the tender offer and utilize its best efforts to timely distribute or cause to be distributed to the Participant the tender materials and the tender instruction form described herein. The Employer shall provide the Trustee with a copy of any materials provided to the Participants and shall (if the mailing is not handled by the Trustee) notify the Trustee that the materials have been mailed or otherwise sent to Participants.

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(B)          Each Participant with an interest in the Stock Fund shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Employer Stock that are credited to his Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflect such Participant’s proportional interest in the Stock Fund (both vested and unvested). Directions from a Participant to the Trustee concerning the tender of Employer Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustee and the Employer under the preceding paragraph. These directions shall be held in confidence by the Trustee and shall not be divulged to the Employer, or any officer or employee thereof, or any other person, except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee’s services hereunder. The Trustee shall tender or not tender shares of Employer Stock as directed by the Participant. Except as otherwise required by law, the Trustee shall not tender shares of Employer Stock that are credited to a Participant’s Account, if the Plan uses share accounting, or, if accounting is by units of participation, that reflect a Participant’s proportional interest in the Stock Fund for which the Trustee has received no direction from the Participant.

(C)          A Participant who has directed the Trustee to tender some or all of the shares of Employer Stock that reflect the Participant’s proportional interest in the Stock Fund may, at any time prior to the tender offer withdrawal date, direct the Trustee to withdraw some or all of such tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

(D)          A direction by a Participant to the Trustee to tender shares of Employer Stock that reflect the Participant’s proportional interest in the Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. If the Plan uses share accounting, the Trustee shall credit to the Participant’s Account the proceeds received by the Trustee in exchange for the shares of Employer Stock tendered from the Participant’s Account. If accounting is by units of participation, the Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Employer Stock tendered from that interest. Pending receipt of direction (through the Administrator) from the Participant or the named fiduciary, as provided in the Plan, as to which of the remaining Permissible Investments the proceeds should be invested in, the Trustee shall invest the proceeds in the Permissible Investment specified for such purposes in the Service Agreement.

(h)          Shares Credited. If accounting with respect to the Stock Fund is by units of participation, then for all purposes of this Section 20.12, the number of shares of Employer Stock deemed “reflected” in a Participant’s proportional interest shall be determined as of the last preceding valuation date. The trade date is the date the transaction is valued.

(i)           General. With respect to all rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Employer Stock credited to a Participant’s Account or proportional interest in the Stock Fund, the Trustee shall follow the directions of the Participant and if no such directions are received, the directions of the named fiduciary. The Trustee shall have no duty to solicit directions from Participants. The Administrator is responsible for ensuring that (i) the procedures established in accordance with the provisions of Subsection 20.12(g) are sufficient to safeguard the confidentiality of the information described therein, (ii) such procedures are being followed, and (iii) an independent fiduciary, as described in regulations issued under ERISA Section 404(c), is appointed when needed in accordance with those regulations.

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(j) Conversion. All provisions in this Section 20.12 shall also apply to any securities received as a result of a conversion to Employer Stock.

20.13.        Voting; Delivery of Information. The Trustee shall deliver, or cause to be executed and delivered, to the Employer or Administrator all notices, prospectuses, financial statements, proxies and proxy soliciting materials received by the Trustee relating to securities held by the Trust or, if applicable, deliver these materials to the appropriate Participant or the Beneficiary of a deceased Participant. Unless provided otherwise in the Service Agreement, the Trustee shall vote any securities held by the Trust in accordance with the instructions of the Participant or the Beneficiary of a deceased Participant and shall not vote securities for which it has not received instructions.

20.14.        Compensation and Expenses of Trustee. The Trustee’s fee for performing its duties hereunder shall be such reasonable amounts as specified in the Service Agreement or any other written agreement with the Employer. Such fee, any taxes of any kind which may be levied or assessed upon or with respect to the Trust Fund, and any and all expenses, including without limitation legal fees and expenses of administrative and judicial proceedings, reasonably incurred by the Trustee in connection with its duties and responsibilities hereunder shall, unless some or all have been paid by said Employer, be paid from the Trust in the method specified in the Service Agreement.

20.15.        Reliance by Trustee on Other Persons. The Trustee may rely upon and act upon any writing from any person authorized by the Employer or the Administrator pursuant to the Service Agreement or any other written direction to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written order from the Employer or the Administrator or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. The Trustee need not inquire as to the basis in fact of any statement in writing received from the Employer or the Administrator.

The Trustee shall be entitled to rely on the latest certificate it has received from the Employer or the Administrator as to any person or persons authorized to act for the Employer or the Administrator hereunder and to sign on behalf of the Employer or the Administrator any directions or instructions, until it receives from the Employer or the Administrator written notice that such authority has been revoked.

Except with respect to instructions from a Participant as to the Participant’s Account that are otherwise authorized under the Plan, the Trustee shall be under no duty to take any action with respect to any Participant’s Account (other than as specified herein) unless and until the Employer or the Administrator furnishes the Trustee with written instructions on a form acceptable to the Trustee, and the Trustee agrees thereto in writing. The Trustee shall not be liable for any action taken pursuant to the Employer’s or the Administrator’s written instructions (nor for the collection of contributions under the Plan, nor the purpose or propriety of any distribution made thereunder).

20.16.        Indemnification by Employer. The Employer shall indemnify and save harmless the Trustee, and all affiliates, employees, agents and sub-contractors of the Trustee, from and against any and all liability or expense (including reasonable attorneys’ fees) to which the Trustee, or such other individuals or entities, may be subjected by reason of any act or conduct being taken in the performance of any Plan-related duties, including those described in this Trust Agreement and the Service Agreement, unless such liability or expense results from the Trustee’s, or such other individuals’ or entities’, negligence or willful misconduct.

20.17.        Consultation by Trustee with Counsel. The Trustee may consult with legal counsel (who may be but need not be counsel for the Employer or the Administrator) concerning any question which may arise with respect to its rights and duties under the Plan and Trust, and the opinion of such counsel shall, to the extent permitted by law, be full and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

20.18.        Persons Dealing with the Trustee. No person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transactions.

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20.19.        Resignation or Removal of Trustee. The Trustee may resign at any time by written notice to the Employer, which resignation shall be effective 60 days after delivery to the Employer. The Trustee may be removed by the Employer by written notice to the Trustee, which removal shall be effective 60 days after delivery to the Trustee or such shorter period as may be mutually agreed upon by the Employer and the Trustee.

Except in the case of Plan termination, upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Any such successor trustee shall, upon written acceptance of his appointment, become vested with the estate, rights, powers, discretion, duties and obligations of the Trustee hereunder as if he had been originally named as Trustee in this Agreement.

Upon resignation or removal of the Trustee, the Employer shall no longer participate in this volume submitter plan and shall be deemed to have adopted an individually designed plan. In such event, the Employer shall appoint a successor trustee within said 60-day period and the Trustee shall transfer the assets of the Trust to the successor trustee upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust shall be a qualified trust under the Code.

The appointment of a successor trustee shall be accomplished by delivery to the Trustee of written notice that the Employer has appointed such successor trustee, and written acceptance of such appointment by the successor trustee. The Trustee may, upon transfer and delivery of the Trust Fund to a successor trustee, reserve such reasonable amount as it shall deem necessary to provide for its fees, compensation, costs and expenses, or for the payment of any other liabilities chargeable against the Trust Fund for which it may be liable. The Trustee shall not be liable for the acts or omissions of any successor trustee.

20.20.        Fiscal Year of the Trust. The fiscal year of the Trust shall coincide with the Plan Year.

20.21.        Amendment. In accordance with provisions of the Plan, and subject to the limitations set forth therein, this Trust Agreement may only be amended by an instrument in writing signed by the Employer and the Trustee. No amendment to this Trust Agreement shall divert any part of the Trust Fund to any purpose other than as provided in Section 20.03.

20.22.        Plan Termination. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, the Trustee shall make distributions to the Participants or other persons entitled to distributions as the Employer or Administrator directs in accordance with the provisions of the Plan. In the absence of such instructions and unless the Plan otherwise provides, the Trustee shall notify the Employer or Administrator of such situation and the Trustee shall be under no duty to make any distributions under the Plan until it receives written instructions from the Employer or Administrator. Upon the completion of such distributions, the Trust shall terminate, the Trustee shall be relieved from all liability under the Trust, and no Participant or other person shall have any claims thereunder, except as required by applicable law.

20.23.        Permitted Reversion of Funds to Employer. If it is determined by the Internal Revenue Service that the Plan does not initially qualify under Code Section 401, all assets then held under the Plan shall be returned by the Trustee, as directed by the Administrator, to the Employer, but only if the application for determination is made by the time prescribed by law for filing the Employer’s return for the taxable year in which the Plan was adopted or such later date as may be prescribed by regulations. Such distribution shall be made within one year after the date the initial qualification is denied. Upon such distribution the Plan shall be considered to be rescinded and to be of no force or effect.

Contributions under the Plan are conditioned upon their deductibility under Code Section 404. In the event the deduction of a contribution made by the Employer is disallowed under Code Section 404, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

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20.24.        Governing Law. This Trust Agreement shall be construed, administered and enforced according to ERISA and, to the extent not preempted thereby, the laws of the State or Commonwealth in which the Trustee has its principal place of business.

20.25.        Assignment and Successors. This Trust Agreement, and any of its rights and obligations hereunder, may not be assigned by any party without the prior written consent of the other party(ies), and such consent may be withheld in any party’s sole discretion. Notwithstanding the foregoing, the Trustee may assign this Agreement in whole or in part, and any of its rights and obligations hereunder, to a subsidiary or affiliate of the Trustee without consent of the Employer. Any successor to the Trustee or successor trustee, either through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization, consolidation, or merger, or any similar transaction of either the Trustee or successor trustee, shall, upon consummation of the transaction, become the successor trustee under this Agreement. All provisions in this Trust Agreement shall extend to and be binding upon the parties hereto and their respective successors and permitted assigns.

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Additional Provisions Addendum to the Basic Plan Document

The following provisions supplement and/or, to the degree described herein, supersede the referenced provisions of this Basic Plan Document in the following manner:

(1)	Subsection 5.10(b) is modified by the addition of the following paragraph:

(4)
If the cross-tested participant group allocation formula is elected in Subsection 1.12(b)(4) through the Additional Provisions Addendum to the Adoption Agreement, Nonelective Employer Contributions shall be allocated to "eligible" Participants in each allocation group identified therein in the ratio that the Compensation of each "eligible" Participant within the allocation group bears to the total Compensation of all "eligible" Participants in the allocation group. Allocation rates must satisfy the nondiscrimination testing method selected by the Employer in Subsection 1.12(b)(4)(A) through the Additional Provisions Addendum to the Adoption Agreement.

(2)	The following modifies Section 13.01

Notwithstanding any other provision of Section 13.01, as elected by the Employer in Subsection 1.20 through the Additional Provisions Addendum to the Adoption Agreement and subject to the requirements of Article 14, if applicable, a Participant whose employment has terminated and whose Account is distributable in accordance with the provisions of Article 12 may elect to withdraw, in cash, a portion of his vested interest in his Account at any time.

(3)	The following modifies Section 13.01:

Notwithstanding any other provision of Section 13.01, as elected by the Employer in Subsection 1.20(a)(1) through the Additional Provisions Addendum to the Adoption Agreement, a distribution may be made in the form of Fund Shares of Employer Stock. Notwithstanding any other provision of the Plan to the contrary, the right of a Participant to receive a distribution in the form of Fund Shares of Employer Stock applies only to that portion of the Participant's Account invested in such form at the time of distribution.

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Volume Submitter Defined Contribution Plan

ADDENDUM

RE: Code Sections 401(k) and 415 2007 Final Regulations

Katrina Emergency Tax Relief Act of 2005 and

Gulf Opportunity Zone Act of 2005

Amendments for Fidelity Basic Plan Document No. 14

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect the final regulations under Internal Revenue Code (Code) Sections 401(k) and 415 and to reflect amendments to the Code pursuant to the Katrina Emergency Tax Relief Act (“KETRA”) and the Gulf Opportunity Zone Act of 2005 (“GOZA”).. This amendment is intended as good faith compliance with the requirements of Code Sections 401(k) and 415, KETRA, and GOZA and is to be construed in accordance with guidance issued thereunder. This amendment shall be effective as described below.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.	Effective for Plan Years and Limitation Years beginning on and after July 1, 2007, the first paragraph of Section 2.01(k) is hereby amended in its entirety, to provide as follows:

(k)        “Compensation” (subject to any adjustments thereto in Section 5.02, for purposes of determining the amount and allocation of contributions, or in Section 6.12(c), for purposes of applying the Code Section 415 limitations) means wages as defined in Code Section 3401(a) (for purposes of income tax withholding at the source) plus amounts that would be included in wages but for an election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) and all other payments of compensation to an Eligible Employee by the Employer (in the course of the Employer’s trade or business) for services to the Employer while employed as an Eligible Employee for which the Employer is required to furnish the Eligible Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). Notwithstanding anything to the contrary herein, however, severance amounts paid after severance from employment shall be excluded from Compensation.

(1)     For purposes of this Section 2.01(k), “severance amounts” are any amounts paid after severance from employment, except a payment of regular compensation for services during the Eligible Employee’s regular working hours, or compensation for services outside the Eligible Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments provided such payment would have been made prior to a severance from employment if the Eligible Employee had continued in employment with the Employer, provided such amounts are paid by the later of (A) 2-1/2 months after or (B) the end of the Limitation Year that includes the date of the Eligible Employee’s severance from employment (as defined in Subsection 2.01(k)(2) below).

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(2)     For purposes of this Section 2.01(k), an Eligible Employee has a “severance from employment” when (i) the employee ceases to be an employee of an employer (applying the aggregation rules in Code Section 414) maintaining a plan and (ii) in connection with a change of employment, the individual’s new employer does not maintain such plan with respect to the individual. The determination of whether an Eligible Employee ceases to be an employee of an employer maintaining a plan is based on all of the relevant facts and circumstances.

2.	Effective for Plan Years and Limitation Years beginning on and after July 1, 2007, the third paragraph of Section 2.01(k) is hereby amended, in its entirety to provide as follows:

            Compensation shall generally be based on the amount actually paid to the Eligible Employee during the Plan Year or, for purposes of Article 5, if so elected by the Employer in Subsection 1.05(b) of the Adoption Agreement, during that portion of the Plan Year during which the Eligible Employee is an Active Participant. Notwithstanding the preceding sentence, Compensation for purposes of Article 15 (Top-Heavy Provisions) shall be based on the amount actually paid or made available to the Participant during the Plan Year. Compensation is treated as paid on a date if it is actually paid on that date or it would have been paid on that date but for an election under Code Section 125, 132(f)(4), 401(k), 403(b), 408(k), 408(p)(2)(A)(i), or 457(b).

3.	Effective for Plan Years and Limitation Years beginning on and after July 1, 2007, Subsections (1), (2), and (3) of Section 2.01(k) are re-numbered as Subsections (3), (4), and (5).

4.	Effective for Plan Years beginning on and after July 1, 2007, the first paragraph of Section 5.02 is hereby amended to provide as follows:

5.02 Compensation Taken into Account in Determining Contributions. In determining the amount or allocation of any contribution that is based on Compensation, only Compensation paid to a Participant for services rendered to the Employer while employed as an Eligible Employee shall be taken into account. Except as otherwise specifically provided in this Article 5, for purposes of determining the amount and allocation of contributions under this Article 5, Compensation shall not include any amounts elected by the Employer with respect to such contributions in Subsection 1.05(a) or (b), as applicable, of the Adoption Agreement.

5.	Effective for Limitation Years beginning on and after July 1, 2007, Section 6.12 is hereby amended in its entirety to provide as follows:

6.12. Code Section 415 Limitations. Notwithstanding any other provisions of the Plan, the following limitations shall apply:

(a)        Employer Maintains Single Plan: If the “415 employer” does not maintain any other qualified defined contribution plan or any “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” in addition to the Plan, the provisions of this Subsection 6.12(a) shall apply.

(1)     If a Participant does not participate in, and has never participated in any other qualified defined contribution plan, “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” maintained by the “415 employer”, which provides an “annual addition”, the amount of “annual additions” to the Participant’s Account for a Limitation Year shall not exceed the lesser of the “maximum permissible amount” or any other limitation contained in the Plan. If a contribution that would otherwise be contributed or allocated to the Participant’s Account would cause the “annual additions” for the Limitation Year to exceed the “maximum permissible amount”, the amount contributed or allocated shall be reduced so that the “annual additions” for the Limitation Year shall equal the “maximum permissible amount”.

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(2)     Prior to the determination of a Participant’s actual Compensation for a Limitation Year, the “maximum permissible amount” may be determined on the basis of a reasonable estimation of the Participant’s Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contributions based on estimated annual Compensation shall be reduced by any “excess 415 amounts” carried over from prior Limitation Years.

(3)     As soon as is administratively feasible after the end of the Limitation Year, the “maximum permissible amount” for such Limitation Year shall be determined on the basis of the Participant’s actual Compensation for such Limitation Year.

(b)        Employer Maintains Multiple Defined Contribution Type Plans: Unless the Employer specifies another method for limiting “annual additions” in the 415 Correction Addendum to the Adoption Agreement, if the “415 employer” maintains any other qualified defined contribution plan or any “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” in addition to the Plan, the provisions of this Subsection 6.12(b) shall apply.

(1)        If a Participant is covered under any other qualified defined contribution plan or any “welfare benefit fund”, “individual medical benefit account”, or “simplified employee pension” maintained by the “415 employer”, that provides an “annual addition”, the amount of “annual additions” to the Participant’s Account for a Limitation Year shall not exceed the lesser of

(A)     the “maximum permissible amount”, reduced by the sum of any “annual additions” to the Participant’s accounts for the same Limitation Year under such other qualified defined contribution plans and “welfare benefit funds”, “individual medical benefit accounts”, and “simplified employee pensions”, or

(B) any other limitation contained in the Plan.

            If the “annual additions” with respect to a Participant under other qualified defined contribution plans, “welfare benefit funds”, “individual medical benefit accounts”, and “simplified employee pensions” maintained by the “415 employer” are less than the “maximum permissible amount” and a contribution that would otherwise be contributed or allocated to the Participant’s Account under the Plan would cause the “annual additions” for the Limitation Year to exceed the “maximum permissible amount”, the amount to be contributed or allocated shall be reduced so that the “annual additions” for the Limitation Year shall equal the “maximum permissible amount”. If the “annual additions” with respect to the Participant under such other qualified defined contribution plans, “welfare benefit funds”, “individual medical benefit accounts”, and “simplified employee pensions” in the aggregate are equal to or greater than the “maximum permissible amount”, no amount shall be contributed or allocated to the Participant’s Account under the Plan for the Limitation Year.

(2)       Prior to the determination of a Participant’s actual Compensation for the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) above may be determined on the basis of a reasonable estimation of the Participant’s Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contribution based on estimated annual Compensation shall be reduced by any “excess 415 amounts” carried over from prior Limitation Years.

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(3)       As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in Subsection 6.12(b)(1)(A) shall be determined on the basis of the Participant’s actual Compensation for such Limitation Year.

(c) Adjustments to Compensation: Compensation for purposes of this Section 6.12 shall be subject to the following:

(1) Compensation shall be based on compensation for all services to the “415 employer.”

(2) Compensation shall be based on the amount actually paid or made available to the Participant (or, if earlier, includible in the gross income of the Participant) during the Limitation Year.

(3) An Eligible Employee’s severance from employment, as defined in Section 2.01(k), shall be applied using the modification to the employer aggregation rules prescribed in Code Section 415(h).

(4)        Compensation shall include amounts paid by the later of (A) 2-1/2 months after or (B) the end of the Limitation Year that includes the date of the Participant’s severance from employment (as defined in Section 2.01(k), modified as provided in subparagraph (c)(3) above) if such amounts are either payments for unused accrued bona fide sick, vacation, or other leave (but only if the Eligible Employee would have been able to use the leave if employment had continued), or received by a Participant pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Participant at the same time if the Participant had not severed employment and only to the extent that the payment is includible in the Participant’s gross income.

(5)       Compensation shall include amounts that otherwise would be excluded as “severance amounts” if such amounts are paid to an individual who does not currently perform services for the employer because of qualified military service (as used in Code Section 414(u)(1)) to the extent those amounts do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service or to a Participant who is permanently and totally disabled.

(6) Compensation shall include amounts earned, but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided

(A) such amounts are paid during the first few weeks of the next Limitation Year;

(B) such amounts are included on a uniform and consistent basis with respect to all similarly situated Participants; and

(C) no such amounts are included in more than one Limitation Year.

            In addition, for Limitation Years beginning on or after July 1, 2007, Compensation for purposes of this Section 6.12 shall not reflect compensation for a year greater than the limit under Code Section 401(a)(17) that applies to that year.

(d)        Corrections: In correcting an “excess 415 amount” in a Limitation Year beginning on or after July 1, 2007, the Employer may use any appropriate correction under the Employee Plans Compliance Resolution System, or any successor thereto.

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(e)       Exclusion from Annual Additions: Restorative payments allocated to a Participant’s Account, which include payments made to restore losses to the Plan resulting from actions (or a failure to act) by a fiduciary for which there is a reasonable risk of liability under Title I of ERISA or under other applicable federal or state law, where similarly situated Participants are similarly treated do not give rise to an “annual addition” for any Limitation Year.

6.	Effective August 25, 2005, a new Section 10.08 is added at the end of Article 10 to provide as follows:

10.08     Qualified Hurricane Distributions. Qualified Individuals (as defined in subsection (b) below) may designate all or a portion of a qualifying distribution as a Qualified Hurricane Distribution (as defined in subsection (a) below).

(a)       A “Qualified Hurricane Distribution” means any distribution made on or after the QHD Effective Date (as defined in subsection (c) below) and before the QHD Distribution Date (as defined in subsection (d) below) to a Qualified Individual, to the extent that such distribution, when aggregated with all other Qualified Hurricane Distributions to the Qualified Individual made under the Plan (and under any other plan maintained by the Employer or a Related Employer), does not exceed $100,000. A Qualified Hurricane Distribution must be made in accordance with and pursuant to the distribution provisions of the Plan, except that:

(1)     A Qualified Hurricane Distribution of amounts attributable to Nonelective Employer Contributions, Deferral Contributions and Qualified Nonelective Employer contributions shall be deemed to be made after the occurrence of any distributable events otherwise applicable under Code section 401(k)(2)(B)(i), such as termination of employment (and shall be deemed permissible under Section 12.01), and

(2) The requirements of Code sections 401(a)(31), 402(f) and 3405 and Section 13.04 shall not apply.

(b) A “Qualified Individual” means any individual whose principal place of abode on

(1) August 28, 2005, is located in the Hurricane Katrina disaster area (as defined in Code section 1400M(2))and who has sustained an economic loss by reason of Hurricane Katrina;

(2) September 23, 2005, is located in the Hurricane Rita disaster area (as defined in Code section 1400M(4)) and who has sustained an economic loss by reason of Hurricane Rita; or

(3) October 23, 2005, is located in the Hurricane Wilma disaster area (as defined in Code section 1400M(6)) and who has sustained an economic loss by reason of Hurricane Wilma.

(c) The “QHD Effective Date” means

(1) August 25, 2005, with respect to a Qualified Individual described in subsection (b)(1) above;

(2) September 23, 2005, with respect to a Qualified Individual described in subsection (b)(2) above; and

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(3) October 23, 2005, with respect to a Qualified Individual described in subsection (b)(3) above.

(d) The “QHD Distribution Date” means

(1) January 1, 2007, with respect to a Qualified Individual described in subsection (b)(1), (2), or (3) above.

(e)       If the Employer elected to provide for Rollover Contributions in Subsection 1.09(a) of the Adoption Agreement, an Eligible Employee who received a Qualified Hurricane Distribution, as defined herein, may repay to the Plan the Qualified Hurricane Distribution, provided the Qualified Hurricane Distribution is eligible for tax-free rollover treatment. Any such re-contribution will be treated as having been made in a direct rollover to the Plan, provided it is made during the three-year period beginning on the day after the date on which the Qualified Hurricane Distribution was received and does not exceed the amount of such distribution.

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Volume Submitter Defined Contribution Plan

ADDENDUM

RE: Compensation Taken into Account

Amendment for Fidelity Basic Plan Document No. 14

Effective December 11, 2008, the first paragraph of Section 5.02 is hereby amended to provide as follows:

5.02      Compensation Taken into Account in Determining Contributions. In determining the amount or allocation of any contribution that is based on Compensation, only Compensation paid to a Participant for services rendered to the Employer while employed as an Eligible Employee shall be taken into account. Except as otherwise specifically provided in this Article 5, for purposes of determining the amount and allocation of contributions under this Article 5, Compensation shall not include reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, welfare benefits, and any amounts elected by the Employer with respect to such contributions in Subsection 1.05(a) or (b), as applicable, of the Adoption Agreement.

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Volume Submitter Defined Contribution Plan

ADDENDUM

RE: Pension Protection Act of 2006,

The Heroes Earnings Assistance and Relief Act of 2008,

The Worker, Retiree and Employee Recovery Act of 2008

And Code Sections 401(k) and 401(m) 2009 Proposed Regulations

Amendments for Fidelity Basic Plan Document No. 14

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect statutory changes pursuant to the Pension Protection Act of 2006 (“PPA”) and the Heroes Earnings Assistance and Relief Act of 2008 (“HEART”) and related guidance. This amendment is intended as good faith compliance with the requirements of the PPA and HEART and is to be construed in accordance with guidance issued thereunder.

Except as provided otherwise below, the amendments contained herein shall be effective for Plan Years beginning after December 31, 2006.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Article 1.       Qualified Reservist Distribution. If elected by the Employer in Section (g) of the corresponding Adoption Agreement Addendum, and notwithstanding anything herein to the contrary, effective September 11, 2001 (or the later effective date elected by the Employer in such Section (g)), a Participant ordered or called to active duty for a period in excess of 179 days or for an indefinite period after September 11, 2001 by reason of being a member of a reserve component (as defined in section 101 of title 37, United States Code), shall be eligible to elect to receive a Qualified Reservist Distribution. For purposes of this Article 1, a “Qualified Reservist Distribution” means a distribution from the Participant’s Account of amounts attributable to Deferral Contributions, provided such distribution is made during the period beginning on the date of the order or call to active duty and ending at the close of the active duty period.

Article 2. Direct Rollover Distributions.

2.1
Employee Contributions. Effective for taxable years beginning after December 31, 2006, the portion of an “eligible rollover distribution” consisting of after-tax Employee Contributions that are not includable in gross income may be rolled over in a direct rollover distribution to an annuity contract described in Code section 403(b), provided such contract provides for separate accounting of amounts so transferred (and earnings thereon).

2.2
Nonspouse Beneficiary Rollovers. Effective for distributions after December 31, 2006, a designated beneficiary (as defined in Code section 401(a)(9)(E)) of a Participant who is not the surviving spouse of the Participant may elect to roll over such distribution to an individual retirement plan described in clause (i) or (ii) of paragraph (8)(B) of Code section 402(c) established for the purposes of receiving such distribution.

2.3	Roth IRA. Effective for distributions after December 31, 2007, a Roth IRA described in Code section 408A shall be an “eligible retirement plan,” as defined in Section 13.04(b).

Article 3.      Pre-Normal Retirement Age Pension Plan Distributions. If elected by the Employer in Section (a) of the corresponding Adoption Agreement Addendum, and notwithstanding anything herein to the contrary, effective for distributions in Plan Years beginning after December 31, 2006 (or the later effective date elected by the Employer in such Section (a)), an Active Participant may elect to receive a distribution of the portion of his Account attributable to pension plan contributions (if applicable) prior to the Active Participant’s attainment of Normal Retirement Age, provided such Active Participant has attained at least age 62.

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Article 4.       Qualified Optional Survivor Annuity. Notwithstanding anything herein to the contrary, if Article 14 is applicable to the Plan, then, effective for Plan Years beginning after December 31, 2007 (subject to the effective date applicable in the event that the Plan is maintained pursuant to a collective bargaining agreement under certain circumstances, as described in section 4.3, below), the Plan shall also permit the Participant, subject to the spousal consent rules described in Section 14.05, to elect a qualified optional survivor annuity, which provides for a life annuity payable to the Participant and a survivor annuity payable to the Participant’s beneficiary equal to either 75% or 50% as described in 4.1 or 4.2 below, as applicable.

4.1
If the survivor annuity portion of the Plan’s qualified joint and survivor annuity (as defined in Section 14.01) is less than 75%, then the survivor annuity portion of the qualified optional survivor annuity shall be 75%.

4.2
If the survivor annuity portion of the Plan’s qualified joint and survivor annuity (as defined in Section 14.01) is greater than or equal to 75%, then the survivor annuity portion of the qualified optional survivor annuity shall be 50%.

4.3
Notwithstanding the effective date described above in this Article 4, if the Plan is maintained pursuant to one or more collective bargaining agreements between employee representatives and one or more employers ratified on or before August 17, 2006, then this Article 4 shall be effective for Plan Years beginning on and after the earlier of—

(a)	The later of—

	(i)	January 1, 2008, or

	(ii)	The date on which the last of such collective bargaining agreements terminates (determined without regard to any extension thereof after August 17, 2006), or

(b)	January 1, 2009.

Article 5.      Transfers to the Pension Benefit Guarantee Corporation upon Plan Termination. In the event that the Employer terminates the Plan, as described in Section 16.06, and, at the time, the whereabouts of one or more distributees are unknown, as described in Section 12.06, and the Employer so directs the Trustee, subject to applicable guidance, the Trustee shall transfer the Accounts of such distributees to the Pension Benefit Guarantee Corporation.

Article 6.       Modification of rules governing Hardship Distributions. On and after August 17, 2006, a hardship withdrawal described in Section 10.05, if otherwise available under the Plan, shall be available as a result of the financial needs described in paragraphs (1), (3) and (5) of subsection 10.05(a) for a primary beneficiary under the Plan. For this purpose, a “primary beneficiary under the Plan” is an individual who is named as a beneficiary under the Plan and has an unconditional right to all or a portion of the Participant’s Account upon the death of the Participant.

Article 7.       Removal of Gap Period Income. Effective for plan years beginning after December 31, 2007, notwithstanding anything in the Basic Plan Document or Adoption Agreement (including addenda thereto) to the contrary, the calculation of income or loss allocable to “excess deferrals”, “excess contributions”, and “excess aggregate contributions” shall be determined without regard to the period of time elapsing between the end of the “determination year” and the date of distribution (also known as the “gap period”).

Article 8.       Notification of a Participant for purposes of Automatic Enrollment Contributions. Notwithstanding anything in the Basic Plan Document or Adoption Agreement (including addenda thereto) to the contrary, the Notification Date elected by the Employer in the Adoption Agreement (including addenda thereto) may precede the Automatic Enrollment Effective Date.

Article 9.       Modification of Provisions for QACA. Effective for plan years beginning after December 31, 2007, except where a different treatment is indicated in this amendment or the PPA Addendum, any provision of the Plan applying to a 401(k) Safe Harbor Matching Employer Contribution or a 401(k) Safe Harbor Nonelective Employer Contribution, respectively, will apply to a QACA Matching Employer Contribution or a QACA Nonelective Employer Contribution, respectively. In addition, effective for Plan Years beginning on and after January 1, 2010, the same constraints and requirements regarding Compensation exclusions applied to QACA Matching Employer Contributions under the Plan shall apply for determining default deferral contributions under the QACA pursuant to Section (b)(1) of the PPA Addendum.

Article 10.     Changing Testing Methods. Effective for plan years beginning after December 31, 2007, Section 6.11 is amended by replacing it in its entirety with the following:

6.11.         Changing Testing Methods. Notwithstanding any other provisions of the Plan, if the Employer elects to change between the “ADP” testing method and the safe harbor testing method, the following shall apply:

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(a)       Except as otherwise specifically provided in this Section, Section 6.09, or applicable regulation, the Employer may not change from the “ADP” testing method to the safe harbor testing method unless Plan provisions adopting the safe harbor testing method are adopted before the first day of the Plan Year in which they are to be effective and remain in effect for an entire 12-month Plan Year.

(b) A Plan may be amended during a Plan Year to make safe harbor or QACA Nonelective Employer Contributions to satisfy the testing rules for such Plan Year if:

(1) The Employer provides both the initial and subsequent notices described in Section 6. 09 for such Plan Year within the time period prescribed in Section 6.09.

(2)      The Employer amends its Adoption Agreement no later than 30 days prior to the end of such Plan Year to provide for 401(k) Safe Harbor Nonelective Contribution or QACA Nonelective Employer Contribution in accordance with the provisions of the 401(k) Safe Harbor Nonelective Employer Contributions Addendum to the Adoption Agreement or the PPA Addendum to the Adoption Agreement.

(c)       Except as otherwise specifically provided in this Article, a Plan may not be amended during the Plan Year to discontinue 401(k) Safe Harbor Nonelective Employer Contributions, 401(k) Safe Harbor Matching Employer Contributions, QACA Nonelective Employer Contributions, or QACA Matching Employer Contributions and revert to the “ADP” testing method for such Plan Year.

(d)      A Plan may be amended to reduce or suspend 401(k) Safe Harbor Matching Employer Contributions or QACA Matching Employer Contributions on future contributions, or, effective on and after July 1, 2009, for an Employer which has incurred a substantial business hardship (comparable to a substantial business hardship described in Code Section 412(c)), 401(k) Safe Harbor Nonelective Employer Contributions or QACA Nonelective Employer Contributions, during a Plan Year and revert to the “ADP” testing method for such Plan Year if:

(1)      All Active Participants are provided notice of the reduction or suspension describing (i) the consequences of the amendment, (ii) the procedures for changing their salary reduction agreements, and (iii) the effective date of the reduction or suspension.

(2)      The reduction or suspension of such contributions is no earlier than the later of (i) 30 days after the date the notice described in paragraph (a) is provided to Active Participants or (ii) the date the amendment is adopted.

(3)      Active Participants are given a reasonable opportunity before the reduction or suspension occurs, including a reasonable period after the notice described in paragraph (a) is provided to Active Participants, to change their salary reduction agreements elections.

(4)      The Plan satisfies the 401(k) Safe Harbor Matching Employer Contributions or QACA Matching Employer Contributions provisions of the Adoption Agreement in effect prior to the amendment with respect to Deferral Contributions made through the effective date of the amendment.

(5)      The Plan satisfies the 401(k) Safe Harbor Nonelective Employer Contributions or QACA Nonelective Contributions provisions of the Adoption Agreement in effect prior to the amendment with respect to the safe harbor compensation (compensation meeting the requirements of Section 1.401(k)-3(b)(2) of the Treasury Regulations) paid through the effective date of the amendment.

If the Employer amends its Plan in accordance with the provisions of this Subsection (d), the “ADP” test described in Section 6.03 and the “ACP” test described in Section 6.06 shall be applied as if it had been in effect for the entire Plan Year using the current year testing method in Subsection 1.06(a)(1) of the Adoption Agreement.

Article 11.     Eligible Automatic Contribution Arrangement (EACA). Effective for plan years beginning after December 31, 2007, if the Employer has elected in Section (e) of the PPA Addendum to the Adoption Agreement to have the Plan be an EACA, then references to “2 ½” months in Sections 6.04 and 6.07 of the Basic Plan Document are hereby changed to read “6” months. The Employer shall also provide to each Active Participant covered by the EACA pursuant to Section (f) of the PPA Addendum to the Adoption Agreement a comprehensive notice, written in a manner calculated to be understood by the average Active Participant, of the Active Participant’s rights and obligations under the Plan within the time described in Section 6.09 for a safe harbor contribution notice.

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Article 12.       Notice Timing Adjustment. Effective for plan years (and the notices issued therein) beginning after December 31, 2006, references to a period of “90” days in Sections 12.03, 13.05 and 14.05 are hereby changed to “180” days in the text of each such section.

Article 13.      Diversification out of Employer Securities. Notwithstanding anything herein to the contrary, if one of the Plan’s Permissible Investments is Employer Securities, the following rules shall apply:

13.1	With respect to the portion of a Participant’s or Beneficiary’s Account attributable to:

(a)
Matching and/or Nonelective Employer Contributions and invested in Employer Securities, the Participant or Beneficiary shall be permitted to exchange out of Employer Securities into any other Permissible Investment otherwise available, no later than the date on which either (1) or (2) below is applicable:

		(1)	If a Participant, the Participant has completed at least three years of service (as defined in section III.B. of Notice 2006-107, or its successor), or

		(2)	If a Beneficiary, the Beneficiary is the Beneficiary of a Participant who is either described in (1) above or who is deceased.

(b)
Deferral, Employee and/or Rollover Contributions and invested in Employer Securities, the Participant or Beneficiary shall immediately be permitted to exchange out of Employer Securities into any other Permissible Investment otherwise available.

13.2
The Plan must have no fewer than three Permissible Investments, other than Employer Securities, each of which must be diversified and have materially different risk and return characteristics. A Participant or Beneficiary who is permitted to exchange out of Employer Securities pursuant to 13.1 above must be permitted to direct the investment of the proceeds from such an exchange out of Employer Securities into the Permissible Investments described in this section 13.2. Notwithstanding anything to the contrary in this section 13.2:

(a)
The Plan shall not be treated as failing to meet the requirements of this section 13.2 merely because the Plan limits the time for divestment and reinvestment to periodic, reasonable opportunities occurring no less frequently than quarterly; and

(b)
Except as provided in otherwise applicable guidance, the Plan shall not impose restrictions or conditions with respect to the investment of Employer Securities that are not imposed on the investment of other assets of the Plan. This subsection (b) shall not apply to any restrictions or conditions imposed by reason of the application of securities laws.

13.3	The following definitions apply for purposes of this Article 13—

	(a)	“Employer Securities” shall mean publicly traded equity securities issued by the Employer Corporation, provided that:

(1)
Except as provided in otherwise applicable regulations or in paragraph (2) of this subsection (a), if the Employer Securities are not publicly traded they shall nevertheless be treated as publicly traded if any Employer Corporation, or any member of a Controlled Group of Corporations that includes such Employer Corporation, has issued a class of stock that is a publicly traded Employer Security.

		(2)	Paragraph (1) shall be inapplicable if no Employer Corporation, or Parent Corporation of an Employer Corporation, has issued any—

			(A)	Publicly traded Employer Security, or

(B)
Any special class of stock that grants particular rights to, or bears particular risks for, the holder or issuer with respect to the Employer Corporation or any Parent Corporation of an Employer Corporation that has issued any Publicly Traded Employer Security.

	(b)	“Controlled group of Corporations” has the meaning given such term by Code section 1563(a), except that “50 percent” shall be substituted for “80 percent” each place it appears.

	(c)	“Employer Corporation” means a corporation that is an employer maintaining the Plan.

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	(d)	“Parent Corporation” has the meaning given such term by Code section 424(e).

13.4	The following transition rule applies to Employer Securities:

(a)
In the case of the portion of an Account to which subsection 13.1(a) applies and which consists of Employer Securities acquired in a Plan Year beginning before January 1, 2007, subsection 13.1(a) shall only apply to the “applicable percentage” of such securities. This subsection 13.4 (a) shall be applied separately with respect to each class of Employer Securities.

(b)
Subsection (a) shall not apply to a Participant who has attained age 55 and completed at least three years of service (as defined in paragraph 13.1(a)(1) above) before the first Plan Year beginning after December 31, 2005.

	(c)	For purposes of subsection (a), the “applicable percentage” shall be determined as follows:

		(1)	For the first Plan Year to which subsection 13.1(a) applies, the applicable percentage is 33.

		(2)	For the second Plan Year to which subsection 13.1(a) applies, the applicable percentage is 66.

		(3)	For the third Plan Year to which subsection 13.1(a) applies and following, the applicable percentage is 100.

13.5     Notwithstanding the effective date of this amendment, if the Plan is maintained pursuant to one or more collective bargaining agreements between employee representatives and one or more employers ratified on or before August 17, 2006, then this Article 13 shall be effective for Plan Years beginning after the earlier of—

	(a)	The later of—

		(i)	December 31, 2007, or

		(ii)	The date on which the last of such collective bargaining agreements terminates (determined without regard to any extension thereof after August 17, 2006), or

	(b)	December 31, 2008.

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Volume Submitter Defined Contribution Plan

ADDENDUM

RE: In-kind Distributions

Amendment for Fidelity Basic Plan Document No. 14

Effective March 15, 2010, the following shall replace in its entirety the third paragraph of Section 13.01:

Distributions shall be made in cash, except that distributions may be made in Fund Shares of marketable securities (as defined in Code Section 731(c)(2)), other than Fund Shares of Employer Stock as defined in Section 20.12, at the election of the Participant and, to the extent each such security allows the Trustee to facilitate such a transfer, pursuant to the qualifying rollover of such distribution to a Fidelity Investments® individual retirement account or a taxable distribution directly to another Fidelity Investments® account.

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